Registration Nos. 333-37314

811-09945

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 18 (Check appropriate box or boxes.)	☒

NATIXIS FUNDS TRUST IV

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02119

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 2, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus May 1, 2011
	Class A	Class B	Class C
Absolute Asia Dynamic Equity Fund	DEFAX		DEFCX
AEW Real Estate Fund	NRFAX	NRFBX	NRCFX
CGM Advisor Targeted Equity Fund	NEFGX	NEBGX	NEGCX
Hansberger International Fund	NEFDX	NEDBX	NEDCX
Harris Associates Large Cap Value Fund	NEFOX	NEGBX	NECOX
Natixis Income Diversified Portfolio	IIDPX		CIDPX
Natixis Oakmark Global Fund	NOGAX		NOGCX
Natixis Oakmark International Fund	NOIAX		NOICX
Natixis U.S. Multi-Cap Equity Fund (formerly named Natixis U.S. Diversified Portfolio)	NEFSX	NESBX	NECCX
Vaughan Nelson Small Cap Value Fund	NEFJX	NEJBX	NEJCX
Vaughan Nelson Value Opportunity Fund	VNVAX		VNVCX
Westpeak ActiveBeta® Equity Fund	WABAX		WABCX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Absolute Asia Dynamic Equity Fund	1
AEW Real Estate Fund	5
CGM Advisor Targeted Equity Fund	9
Hansberger International Fund	13
Harris Associates Large Cap Value Fund	18
Natixis Income Diversified Portfolio	22
Natixis Oakmark Global Fund	27
Natixis Oakmark International Fund	30
Natixis U.S. Multi-Cap Equity Fund	33
Vaughan Nelson Small Cap Value Fund	39
Vaughan Nelson Value Opportunity Fund	44
Westpeak ActiveBeta®Equity Fund	48
Investment Goals, Strategies and Risks	51
More Information About the Funds	51
Absolute Asia Dynamic Equity Fund	51
AEW Real Estate Fund	54
CGM Advisor Targeted Equity Fund	56
Hansberger International Fund	58
Harris Associates Large Cap Value Fund	61
Natixis Income Diversified Portfolio	63
Natixis Oakmark Global Fund	68
Natixis Oakmark International Fund	70
Natixis U.S. Multi-Cap Equity Fund	72
Vaughan Nelson Small Cap Value Fund	77
Vaughan Nelson Value Opportunity Fund	80
Westpeak ActiveBeta®Equity Fund	82
Management Team	84
Meet the Funds’ Investment Advisers and Subadvisers	84
Meet the Funds’ Portfolio Managers	86
Fund Services	89
Investing in the Funds	89
How Sales Charges Are Calculated	90
Compensation to Securities Dealers	93
It’s Easy to Open an Account	93
Buying Shares	95
Selling Shares	96
Selling Shares in Writing	97
Exchanging Shares	97
Restrictions on Buying, Selling and Exchanging Shares	98
How Fund Shares Are Priced	99
Dividends and Distributions	100
Tax Consequences	101
Additional Investor Services	102
Financial Performance	103
Glossary of Terms	117
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Absolute Asia Dynamic Equity Fund
Investment GoalThe Fund seeks to maximize total return.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses/ /(restated to reflect current expenses)	5.43%	5.43%
Total annual fund operating expenses	6.68%	7.43%
Fee waiver and/or expense reimbursement/1/	4.93%	4.93%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.75%	2.50%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$743	$353	$253
3 years	$2,021	$1,739	$1,739
5 years	$3,257	$3,154	$3,154
10 years	$6,169	$6,402	$6,402
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.75% and 2.50% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.75% and 2.50% of the Fund’s average daily net assets for Class A and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

1

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment StrategiesUnder normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of issuers domiciled or principally operating throughout Asia (excluding Japan). The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund.The Fund expects to invest in a stock portfolio, which normally will consist of equity securities of approximately 30 to 40 issuers domiciled or principally operating in countries in Asia, which may include, among others, Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. Depending on the fund’s size, the Fund may invest in more or less than the aforementioned number of issuers. The Fund may invest in companies with any market capitalization although, at times, it may focus its investments in small-capitalization companies. Currently, the Fund defines a small-capitalization company as one whose market capitalization at the time of purchase is $1 billion or less. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities, and other equity-like interests in an issuer.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, REITs or other trusts and other similar securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Real Estate Risk: Investments in the real estate industry, including REITs, are particularly senitive to economic downturns, sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may

2

Fund Summary

be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Special Considerations Regarding Asia: The Asian countries in which the Fund may invest include countries in all stages of economic development. Many Asian economies are characterized by overextension of credit; frequent currency fluctuations, devaluations and restrictions; rising unemployment; rapid fluctuation in, among other things, inflation; reliance on exports; and less efficient markets. Currency devaluations in any one country in the region may have a significant effect on currencies and economies throughout the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Recently, the securities markets of many Asian countries have suffered significant downturns as well as significant volatility. Social, political and economic conditions in one Asian country could significantly affect the markets or economy of the entire region. Similarly, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in other Asian countries. Risk/Return Bar Chart and Table Because the Fund has not been in existence for a full calendar year, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserAbsolute Asia Asset Management Limited (“Absolute Asia”)Portfolio ManagersBill Sung, Director, Chief Executive Officer and Chief Investment Officer of Absolute Asia, has served as co-portfolio manager of the Fund since February 2010.Joyce Toh, CFA and Fund Manager of Absolute Asia, has served as co-portfolio manager of the Fund since February 2010.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

3

Fund Summary

Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Fund Summary

AEW Real Estate Fund
Investment GoalThe Fund seeks to provide investors with above-average income and long-term growth of capital.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.35%	0.35%	0.35%
Total annual fund operating expenses	1.40%	2.15%	2.15%
Fee waiver and/or expense reimbursement/1/	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	2.15%	2.15%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$709	$718	$218	$318	$218
3 years	$993	$973	$673	$673	$673
5 years	$1,297	$1,354	$1,154	$1,154	$1,154
10 years	$2,158	$2,292	$2,292	$2,483	$2,483
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.50%, 2.25% and 2.25% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

5

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations.AEW Capital Management, L.P. (“AEW”) employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value.When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform different from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Real Estate Risk: Because the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In

6

Fund Summary

addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 32.96%
Lowest Quarterly Return: Fourth Quarter 2008, -38.19%
The Fund’s Class A shares total return year to date as of March 31, 2011 was 6.15%. Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
AEW Real Estate Fund Class A – Return Before Taxes	20.09%	1.51%	10.14%
Return After Taxes on Distributions	19.67%	0.28%	8.63%
Return After Taxes on Distributions & Sales of Fund Shares	13.04%	0.96%	8.34%
Class B – Return Before Taxes	21.57%	1.63%	9.97%
Class C – Return Before Taxes	25.55%	1.96%	9.98%
MSCI US REIT Index	28.48%	2.99%	10.57%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserAEW Capital Management, L.P.

7

Fund Summary

Portfolio ManagerMatthew A. Troxell, CFA, Managing Director of AEW, has served as senior portfolio manager of the Fund since December 2000. Jeffrey P. Caira, Director of AEW, has served as co-portfolio manager of the Fund since August 2003. J. Hall Jones, Jr., CFA, Director of AEW, has served as co-portfolio manager of the Fund since January 2006. Roman Ranocha, CFA, Director of AEW, has served as co-portfolio manager of the Fund since January 2006.Purchase and Sale of Fund Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Fund Summary

CGM Advisor Targeted Equity Fund
Investment GoalThe Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.69%	0.69%	0.69%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.22%	0.22%	0.22%
Total annual fund operating expenses	1.16%	1.91%	1.91%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$686	$694	$194	$294	$194
3 years	$922	$900	$600	$600	$600
5 years	$1,177	$1,232	$1,032	$1,032	$1,032
10 years	$1,903	$2,038	$2,038	$2,233	$2,233
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.

9

Fund Summary

Investments, Risks and PerformancePrincipal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments, including common stocks. The Fund will generally invest in a focused portfolio of common stocks of large-capitalization companies that the Fund’s adviser, Capital Growth Management Limited Partnership (“CGM”), expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small-capitalization companies.In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Well-established, with records of above-average growth
  Promise of maintaining their leadership positions in their respective industries
  Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
  It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
  CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
  CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
  CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
  Invest a significant portion of its assets in a single industry sector.
  Invest in foreign securities, including those in emerging markets.
  Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
  Invest in real estate investment trusts (“REITs”).
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the adviser’s assessment of the prospects for a company’s growth is wrong, or if the adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of the other investment companies in which it invests in addition to its own expenses.Key Personnel Risk: If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

10

Fund Summary

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Fourth Quarter 2001, 17.62%
Lowest Quarterly Return: Fourth Quarter 2008, -24.16%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
CGM Advisor Targeted Equity Fund Class A – Return Before Taxes	10.42%	4.45%	3.17%
Return After Taxes on Distributions	10.34%	3.53%	2.69%
Return After Taxes on Distributions & Sales of Fund Shares	6.88%	3.48%	2.56%
Class B – Return Before Taxes	11.26%	4.59%	3.00%
Class C – Return Before Taxes	15.22%	4.92%	3.00%
S&P 500 Index	15.06%	2.29%	1.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes.

11

Fund Summary

ManagementInvestment AdviserCapital Growth Management Limited PartnershipPortfolio ManagerG. Kenneth Heebner, CFA, senior portfolio manager of CGM, has served as portfolio manager of the Fund since 1976.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Fund Summary

Hansberger International Fund
Investment GoalThe Fund seeks long-term growth of capital.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses*	0.63%	0.62%	0.63%
Total annual fund operating expenses	1.68%	2.42%	2.43%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$736	$745	$245	$346	$246
3 years	$1,074	$1,055	$755	$758	$758
5 years	$1,435	$1,491	$1,291	$1,296	$1,296
10 years	$2,448	$2,573	$2,573	$2,766	$2,766
*	Other expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

13

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest a significant portion of its net assets in equity securities of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, Asia and the Americas.The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including government bonds as well as below investment-grade fixed-income securities (commonly known as “junk bonds”).
Subject to the allocation policy adopted by the Board of Trustees, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) generally allocates capital invested in the Fund equally between its two segments, which are managed by Hansberger Global Investors, Inc. (“Hansberger”) as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  High secular growth
  Superior profitability
  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
  Securities are selected on the basis of fundamental company-by-company analysis.
  In choosing equity investments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.
  In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
  Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks, economic and market conditions, the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management. Hansberger expects to invest in securities across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the Fund is fully invested and a better investment opportunity arises.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

14

Fund Summary

Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

15

Fund Summary

Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 29.29%
Lowest Quarterly Return: Fourth Quarter 2008, -25.16%
The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The return information for the index includes both price performance and income from dividend payments, but does not include tax credits. Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Hansberger International Fund Class A – Return Before Taxes	2.43%	2.48%	4.66%
Return After Taxes on Distributions	2.47%	1.37%	4.05%
Return After Taxes on Distributions & Sales of Fund Shares	1.90%	2.00%	3.98%
Class B – Return Before Taxes	2.93%	2.63%	4.50%
Class C – Return Before Taxes	6.91%	2.92%	4.49%
MSCI EAFE Index	8.21%	2.94%	3.94%
MSCI ACWI ex USA	11.60%	5.29%	5.97%
Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown above for the periods prior to March 1, 2004 reflect results achieved by the previous subadvisers using different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. The Return After Taxes on Distributions for the 1-year period exceed the return before taxes due to an assumed tax benefit from the pass-through of foreign tax credits. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserHansberger Global Investors, Inc.Portfolio ManagersTrevor Graham, CFA, Senior Vice President of Hansberger, has served as co-manager of the international growth segment of the Fund since 2005.Ronald Holt, CFA, CEO and Co-CIO of Hansberger, has served as co-manager of the international value segment of the Fund since 2003. Barry A. Lockhart, CFA, Deputy Managing Director - Canada, of Hansberger, has served as co-manager of the international growth segment of the Fund since 2002.

16

Fund Summary

Moira McLachlan, CFA, Senior Vice President - Research, has served as co-manager of the international value segment of the Fund since May 2011. Lauretta (Retz) Reeves, CFA, Co-CIO - Value Team, of Hansberger, has served as co-manager of the international value segment of the Fund since 2003.Patrick H. Tan, Senior Vice President - Research, of Hansberger, has served as co-manager of the international growth segment of the Fund since 2002.Thomas R.H. Tibbles, CFA, CIO Growth Team and Managing Director - Canada, of Hansberger, has served as co-manager of the international growth segment of the Fund since 2002.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

Fund Summary

Harris Associates Large Cap Value Fund
Investment GoalThe Fund seeks opportunities for long-term capital growth and income.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.44%	0.43%	0.44%
Total annual fund operating expenses	1.39%	2.13%	2.14%
Fee waiver and/or expense reimbursement/1/	0.09%	0.08%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	2.05%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$700	$708	$208	$308	$208
3 years	$981	$959	$659	$661	$661
5 years	$1,284	$1,337	$1,137	$1,141	$1,141
10 years	$2,140	$2,267	$2,267	$2,465	$2,465
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.30%, 2.05% and 2.05% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30%, 2.05% and 2.05% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

18

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-capitalization companies. While the market capitalization range for this index fluctuates, at March 31, 2011, it was $209 million to $419 billion. Harris Associates L.P. (“Harris Associates”) uses a value investment philosophy in selecting equity securities, including common stocks. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives. Harris Associates usually sells a stock when the price approaches its estimated worth or the company’s fundamentals change. Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks. The Fund may also invest in foreign securities traded in U.S. markets (through depositary receipt programs such as American Depositary Receipts (“ADRs”) or non-U.S. stocks traded in U.S. markets). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

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Fund Summary

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 24.17%
Lowest Quarterly Return: Fourth Quarter 2008, -27.03%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Harris Associates Large Cap Value Fund Class A – Return Before Taxes	6.56%	0.67%	0.00%
Return After Taxes on Distributions	6.50%	0.57%	-0.04%
Return After Taxes on Distributions & Sales of Fund Shares	4.35%	0.55%	-0.01%
Class B – Return Before Taxes	7.31%	0.72%	-0.15%
Class C – Return Before Taxes	11.26%	1.10%	-0.15%
Russell 1000 Value Index	15.51%	1.28%	3.26%
The Fund’s current subadviser assumed that function on July 1, 2002. The performance results shown above, for the periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserHarris Associates L.P.Portfolio ManagersEdward S. Loeb, CFA, portfolio manager of Harris Associates, has served as co-manager of the Fund since 2002.Michael J. Mangan, CFA, portfolio manager of Harris Associates, has served as co-manager of the Fund since 2002.Diane L. Mustain, CFA, portfolio manager of Harris Associates, has served as co-manager of the Fund since 2005.

20

Fund Summary

Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Fund Summary

Natixis Income Diversified Portfolio
Investment GoalThe Fund seeks current income with a secondary objective of capital appreciation.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses	0.39%	0.39%
Total annual fund operating expenses	1.19%	1.94%
Fee waiver and/or expense reimbursement/1/	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.19%	1.94%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$566	$297	$197
3 years	$811	$609	$609
5 years	$1,075	$1,047	$1,047
10 years	$1,828	$2,264	$2,264
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25% and 2.00% of the Fund’s average daily net assets for Class A and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25% and 2.00% of the Fund’s average daily net assets for Class A and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

22

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund is designed to offer investors access to a diversified portfolio of complementary income-producing investment disciplines from specialized money managers through investment in a single mutual fund. The Fund’s disciplines focus on income-producing fixed-income and equity securities. Each discipline is listed below.
Adviser/Subadviser and Investment Discipline	Focus of Discipline	Target Allocation	Minimum Allocation	Maximum Allocation
AEW Diversified REIT	U.S. Equity Real Estate Investment Trusts (“REITs”)	25.00%	20.00%	30.00%
Active Dividend Equity *	Dividend-paying common stocks of U.S. issuers	20.00%	15.00%	25.00%
Loomis Sayles Inflation Protected Securities	Inflation protected securities, with an emphasis on U.S. Treasury Inflation Protected Securities (“TIPS”)	15.00%	10.00%	20.00%
Loomis Sayles Multi-Sector Bond	Investment grade fixed-income securities	40.00%	30.00%	50.00%
*	This discipline is managed by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) through its division Active Investment Advisors (“Active”).
Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund among its four disciplines according to the target allocations noted above. Natixis Advisors (with respect to the Active Dividend Equity discipline) and each of the subadvisers manages the portion of the Fund’s assets allocated to them in accordance with Active’s or the respective subadviser’s distinct investment style and strategy. Natixis Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline’s percentage of the Fund exceeds the maximum or minimum allocation set forth in the table above, Natixis Advisors will generally reallocate capital away from or towards one or more disciplines in order to bring the discipline back within its target allocation range. Subject to approval by the Fund’s Board of Trustees, Natixis Advisors may revise the Fund’s target allocations from time to time. In addition, target allocations will vary and may not always be met.The Fund may:
  Invest in equity securities, including common stocks and preferred stocks.
  Invest a significant portion of its assets in REITs and companies in the real-estate industry.
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Invest in convertible preferred stock and convertible debt securities.
  Engage in options for hedging and investment purposes and enter into futures transactions, swap contracts (including credit default swaps), currency hedging transactions and other derivatives.
  Invest in fixed-income securities of any maturity, including those of foreign issuers and below investment-grade fixed-income securities (commonly known as “junk bonds”).
  Invest in mortgage-related and asset-backed securities (including mortgage dollar rolls).
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Derivatives Risk: Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is

23

Fund Summary

possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as options, futures, currency transactions, swap transactions, and credit default swaps involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the inital margin required to initiate derivative positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Although the Fund’s subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Inflation-Linked Securities Risk: Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers). There can be no assurance that the inflation index will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of inflation index. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies.

24

Fund Summary

Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 18.28%
Lowest Quarterly Return: Fourth Quarter 2008, -18.23%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Life of Fund (11/17/05)
Natixis Income Diversified Portfolio Class A – Return Before Taxes	11.53%	4.30%	4.42%
Return After Taxes on Distributions	10.42%	2.90%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	7.61%	2.89%	3.00%
Class C – Return Before Taxes	14.90%	4.46%	4.58%
Barclays Capital Aggregate Bond Index (Calculated from December 1, 2005)	6.54%	5.80%	5.90%
Blended Index (Calculated from December 1, 2005)	14.53%	5.12%	5.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadvisersAEW Capital Management, L.P. (“AEW”)Loomis, Sayles & Company, L.P. (“Loomis Sayles”)Portfolio Managers Active Dividend Equity Discipline Kevin H. Maeda, Chief Investment Officer for the Active Investment Advisors division of Natixis Advisors, has served as co-manager of the Active Dividend Equity portion of the Fund since November 2005.

25

Fund Summary

Serena V. Stone, Assistant Vice President for the Active Investment Advisors division of Natixis Advisors, has served as co-manager of the Active Dividend Equity portion of the Fund since November 2005. AEW Diversified REIT Discipline Matthew A. Troxell, CFA, Managing Director of AEW, has served as senior portfolio manager of the AEW Diversified REIT portion of the Fund since November 2005.Jeffrey P. Caira, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since November 2005.J. Hall Jones, Jr., CFA, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since November 2005.Roman Ranocha, CFA, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since November 2005. Loomis Sayles—Inflation Protected Securities DisciplineJohn Hyll, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since November 2005.Clifton V. Rowe, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since November 2005.Loomis Sayles Multi-Sector Bond DisciplineKathleen C. Gaffney, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Multi-Sector Bond portion of the Fund since November 2005.Elaine M. Stokes, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Multi-Sector Bond portion of the Fund since November 2005.Matthew J. Eagan, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Multi-Sector Bond portion of the Fund since November 2005.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$10,000	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$10,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$10,000	$100
Coverdell Education Savings Accounts	$10,000	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26

Fund Summary

Natixis Oakmark Global Fund
Investment GoalThe Fund seeks long-term capital appreciation.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses (estimated for the current fiscal year)	0.55%	0.55%
Total annual fund operating expenses	1.60%	2.35%
Fee waiver and/or expense reimbursement/1/	0.20%	0.20%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	2.15%
ExampleThis example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$709	$318	$218
3 years	$1,032	$714	$714
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.40% and 2.15% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40% and 2.15% of the Fund’s average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

27

Fund Summary

Portfolio TurnoverThe Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from December 15, 2010 (the Fund’s inception date) through December 31, 2010, the Fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.Investments, Risks and PerformancePrincipal Investment StrategiesThe Fund invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Fund’s non-U.S. investments, but the Fund does not expect to invest more than 15% of its total assets in securities of companies based in emerging markets. The Fund may invest in the securities of small-, mid- and large capitalization companies.The Fund’s subadviser, Harris Associates L.P. (“Harris Associates”), uses a value investment philosophy in selecting equity securities, such as common stocks, preferred stocks, warrants, and securities convertible into common stocks and preferred stocks. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objective.Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may hedge its exposure to foreign currencies.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Small-capitalization and mid-capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks.

28

Fund Summary

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Risk/Return Bar Chart and TableBecause the Fund has not been in existence for a full calendar year, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.ManagementInvestment Adviser Natixis Asset Management Advisors, L.P.Investment SubadviserHarris Associates L.P.Portfolio Managers Clyde S. McGregor, CFA, Vice President and portfolio manager of Harris Associates, has served as co-portfolio manager of the Fund since December 2010.Robert A. Taylor, CFA, Director of International Research, Vice President and portfolio manager of Harris Associates, has served as co-portfolio manager of the Fund since December 2010.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.Tax InformationFund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

29

Fund Summary

Natixis Oakmark International Fund
Investment GoalThe Fund seeks long-term capital appreciation.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses (estimated for the current fiscal year)	0.47%	0.47%
Total annual fund operating expenses	1.57%	2.32%
Fee waiver and/or expense reimbursement/1/	0.12%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.45%	2.20%
ExampleThis example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$714	$323	$223
3 years	$1,031	$713	$713
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.45% and 2.20% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.45% and 2.20% of the Fund’s average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

30

Fund Summary

Portfolio TurnoverThe Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from December 15, 2010 (the Fund’s inception date) through December 31, 2010, the Fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.Investments, Risks and PerformancePrincipal Investment StrategiesThe Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund’s non-U.S. investments, but the Fund does not expect to invest more than 35% of its total assets in securities of companies based in emerging markets. Although the Fund invests primarily in common stocks of non-U.S. companies it may also invest in the securities of U.S. companies. The Fund may invest in the securities of small-, mid- and large capitalization companies.The Fund’s subadviser, Harris Associates L.P. (“Harris Associates”), uses a value investment philosophy in selecting equity securities, such as common stocks, preferred stocks, warrants, and securities convertible into common stocks and preferred stocks. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objective.Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a stock is selling at what it believes to be a significant discount and that the company has the additional qualities mentioned above, Harris Associates generally will consider buying that stock for the Fund. Harris Associates usually sells a stock when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the company’s fundamentals. The Fund’s portfolio typically holds 30 to 65 stocks.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may hedge its exposure to foreign currencies.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Small-capitalization and mid-capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks.

31

Fund Summary

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Risk/Return Bar Chart and Table Because the Fund has not been in existence for a full calendar year, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.ManagementInvestment Adviser Natixis Asset Management Advisors, L.P.Investment Subadviser Harris Associates L.P.Portfolio Managers David G. Herro, CFA, Chief Investment Officer of International Equity, Vice President and portfolio manager of Harris Associates, has served as co-portfolio manager of the Fund since December 2010.Robert A. Taylor, CFA, Director of International Research, Vice President and portfolio manager of Harris Associates, has served as co-portfolio manager of the Fund since December 2010.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.Tax InformationFund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32

Fund Summary

Natixis U.S. Multi-Cap Equity Fund(formerly Natixis U.S. Diversified Portfolio)
Investment GoalThe Fund seeks long-term growth of capital.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses[1](expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.35%	0.35%	0.35%
Acquired fund fees and expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	1.44%	2.19%	2.19%
Fee waiver and/or expense reimbursement2*	0.10%	0.10%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement*	1.34%	2.09%	2.09%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$704	$712	$212	$312	$212
3 years	$995	$976	$676	$676	$676
5 years	$1,308	$1,365	$1,165	$1,165	$1,165
10 years	$2,192	$2,326	$2,326	$2,516	$2,516
1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of June 1, 2011, as if such reduction had been in effect during the fiscal year ended December 31, 2010. The information has been restated to better reflect anticipated expenses of the Fund.
2	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.30%, 2.05% and 2.05% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses,organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by

33

Fund Summary

class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30%, 2.05% and 2.05% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
*	The Fund’s fee waiver and/or expense reimbursement and total annual fund operating expenses after fee waiver and/or reimbursement have been restated to reflect current expense cap arrangements.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund ordinarily invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund uses a multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments. The segments and their subadvisers are listed below.
  Harris Associates—Under normal circumstances, the segment of the Fund managed by Harris Associates L.P. (“Harris Associates”) will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise and monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.
  Loomis Sayles - Large Cap Growth segment—Under normal circumstances, the Large Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment focuses on stocks of large-capitalization companies, but the segment may invest in companies of any size. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles - Mid Cap Growth segment—Under normal circumstances, the Mid Cap Growth segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of mid-capitalization companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles – Small/Mid Core segment—Under normal circumstances, the Small/Mid Core segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. Although the market capitaliation range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) generally allocates capital invested in the Fund equally (i.e., 25%) among its four segments. Under the allocation policy, Natixis Advisors may also allocate capital away from or towards one or more segments from time to time and may reallocate capital among the segments. Each subadviser manages its segment (or segments, in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy. The Fund may also:
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.

34

Fund Summary

  Invest in convertible preferred stock and convertible debt securities.
  Invest in real estate investment trusts (“REITs”).
  Invest in fixed-income securities, including U.S. government bonds and below-investment grade fixed income securities.
  Hold securities of foreign issuers traded over-the-counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
  Invest in options and enter into futures, swap contracts and currency transactions.
  Invest in equity securities of Canadian issuers.
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation. Derivatives Risk: Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as options, futures, swap transactions and currency transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the inital margin required to initiate derivative positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Although the Fund’s subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Leverage Risk: This is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially

35

Fund Summary

offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of several broad measures of market performance. The Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks. The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2009, 17.80%
Lowest Quarterly Return: Fourth Quarter 2008, -24.20%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

36

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Natixis U.S. Multi-Cap Equity Fund Class A – Return Before Taxes	14.90%	3.96%	3.39%
Return After Taxes on Distributions	14.87%	3.86%	3.34%
Return After Taxes on Distributions & Sales of Fund Shares	9.72%	3.40%	2.94%
Class B – Return Before Taxes	16.01%	4.08%	3.22%
Class C – Return Before Taxes	20.00%	4.41%	3.22%
S&P 500 Index	15.06%	2.29%	1.41%
Wilshire 4500 Index	28.43%	5.44%	6.14%
S&P MidCap 400 Index	26.64%	5.74%	7.16%
The Fund uses multiple subadvisers. The performance results shown above reflect results achieved by previous subadvisers using different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.Subadvisers Harris Associates L.P. and Loomis, Sayles & Company, L.P. Portfolio Managers Harris Associates Edward S. Loeb, CFA, portfolio manager of Harris Associates, has served as co-manager of the Harris Associates segment of the Fund since 2000.Michael J. Mangan, CFA, CPA, portfolio manager of Harris Associates, has served as co-manager of the Harris Associates segment of the Fund since 2005.Diane L. Mustain, CFA, portfolio manager of Harris Associates, has served as co-manager of the Harris Associates segment of the Fund since 2005.Loomis Sayles Philip C. Fine, Vice President of Loomis Sayles, has served as manager of the Loomis Sayles Mid Cap Growth segment of the Fund since 2001. Joseph R. Gatz, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Small/Mid Core segment of the Fund since 2000. Aziz V. Hamzaogullari, Vice President of Loomis Sayles, has served as manager of the Loomis Sayles Large Cap Growth segment of the Fund since 2011.

37

Fund Summary

Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38

Fund Summary

Vaughan Nelson Small Cap Value Fund
Investment GoalThe Fund seeks capital appreciation.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.90%	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.26%	0.26%	0.26%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.43%	2.18%	2.18%
Fee waiver and/or expense reimbursement/1/	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.43%	2.18%	2.18%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$712	$721	$221	$321	$221
3 years	$1,001	$982	$682	$682	$682
5 years	$1,312	$1,369	$1,169	$1,169	$1,169
10 years	$2,190	$2,323	$2,323	$2,513	$2,513
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.45%, 2.20% and 2.20% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.45%, 2.20% and 2.20% of the Fund’s average daily net assets for Class A, Class B and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

39

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of “small-cap companies.” Currently, the Fund defines a small-cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. While the market capitalization range for the Russell 2000 Value Index fluctuates, at March 31, 2011, it was $8 million to $5 billion. The Fund may, however, invest in companies with large capitalizations. Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) invests in small-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.
  Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
  Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in real estate investment trusts (“REITs”).
  Invest in securities offered in initial public offerings (“IPOs”).
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

40

Fund Summary

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small-Cap Companies Risk: Small-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of larger companies. Stocks of small-cap companies may therefore be more vulnerable to adverse developments than those of larger companies.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2003, 25.38%
Lowest Quarterly Return: Third Quarter 2001, -26.44%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

41

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Vaughan Nelson Small Cap Value Fund Class A – Return Before Taxes	16.57%	8.08%	4.68%
Return After Taxes on Distributions	11.77%	7.16%	4.23%
Return After Taxes on Distributions & Sales of Fund Shares	13.25%	6.68%	3.93%
Class B – Return Before Taxes	17.87%	8.27%	4.52%
Class C – Return Before Taxes	21.80%	8.56%	4.52%
Russell 2000 Value Index	24.50%	3.52%	8.42%
Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown above for the periods prior to March 1, 2004 reflect results achieved by the previous subadvisers using different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserVaughan Nelson Investment Management, L.P.Portfolio ManagersChris D. Wallis, CFA, senior portfolio manager of Vaughan Nelson, has served as co-manager of the Fund since 2004.Scott J. Weber, portfolio manager of Vaughan Nelson, has served as co-manager of the Fund since 2004.Purchase and Sale of Fund SharesThe Vaughan Nelson Small Cap Value Fund is closed to new investors. For more information please see the section “It’s Easy to Open an Account” in the Prospectus.The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com or through the Automated Clearing House system, or in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

42

Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

43

Fund Summary

Vaughan Nelson Value Opportunity Fund
Investment GoalThe Fund seeks long-term capital appreciation.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses	0.64%	0.66%
Acquired fund fees and expenses	0.02%	0.02%
Total annual fund operating expenses	1.71%	2.48%
Fee waiver and/or expense reimbursement/1/	0.29%	0.31%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.42%	2.17%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$711	$320	$220
3 years	$1,056	$743	$743
5 years	$1,424	$1,293	$1,293
10 years	$2,456	$2,793	$2,793
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.40% and 2.15% of the Fund’s average daily net assets for Class A and Class C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40% and 2.15% of the Fund’s average daily net assets for Class A and Class C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

44

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have a market capitalization either within the capitalization range of the Russell Midcap Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap Index, or is $15 billion or less. While the market capitalization range for the Russell Midcap Value Index fluctuates, at March 31, 2011, it was $192 million to $19 billion. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations. Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) invests in medium-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.
  Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.
  Vaughan Nelson uses fundamental analysis to construct a portfolio that it believes has attractive return potential.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target or when the issuer shows a deteriorating financial condition due to increased competitive pressures or internal or external forces reducing future expected returns.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.
  Invest in real estate investment trusts (“REITs”).
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

45

Fund Summary

Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of the other investment companies in which it invests in addition to its own expenses. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the one-year and life-of-fund periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2009, 21.30%
Lowest Quarterly Return: Second Quarter 2010, -11.94%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Life of Fund (10/31/08)
Vaughan Nelson Value Opportunity Fund Class A – Return Before Taxes	12.76%	17.62%
Return After Taxes on Distributions	12.65%	17.40%
Return After Taxes on Distributions and Sale of Fund Shares	8.44%	15.09%
Class C – Return Before Taxes	17.85%	20.01%
Russell Midcap Value Index	24.75%	23.44%

46

Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserVaughan Nelson Investment Management, L.P.Portfolio ManagersDennis G. Alff, Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.Chris D. Wallis, CFA, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.Scott J. Weber, Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

47

Fund Summary

Westpeak ActiveBeta® Equity Fund
Investment GoalThe Fund seeks long-term growth of capital.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 90 of the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses (estimated for the current fiscal year)	1.38%	1.38%
Total annual fund operating expenses	2.23%	2.98%
Fee waiver and/or expense reimbursement/1/	1.03%	1.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.95%
ExampleThis example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$690	$298	$198
3 years	$1,139	$825	$825
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.20% and 1.95% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.20% and 1.95% of the Fund’s average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

48

Fund Summary

Portfolio TurnoverThe Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.Investments, Risks and PerformancePrincipal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (common and preferred stock).The Fund pursues its investment objective by investing in equity securities issued by U.S. large- and mid-capitalization companies in the S&P 500 Index.The traditional view of equity management maintains that there are two contributors of returns, “alpha” and “beta.” Alpha represents the portion of a fund’s returns considered to be attributable to a portfolio manager’s skill and active management while beta is generally considered to be the portion of a fund’s returns that can be explained by the market exposures held in the Fund. The term ActiveBeta in the Fund’s name refers to the portion of alpha that the Fund’s subadviser, Westpeak Global Advisors, L.P. (“Westpeak”), considers to be a second layer of beta that can be captured in addition to market beta.In selecting investments for the Fund’s portfolio, Westpeak uses its ActiveBeta methodology, which is based on its research into equity return sources and is designed to identify systematic sources of active equity returns. The methodology ranks each stock in the S&P 500 universe based upon two basic systematic sources of equity returns, momentum and value. In managing the Fund, Westpeak follows the three-step process outlined below:
  Westpeak ranks the securities in the S&P 500 universe from high to low, based on the momentum and value signals, independently.
- Momentum is specified as the past 12-month total return;- Value is specified as a composite of three valuation ratios: price-to-book value, price-to-sales, and price-to-cash flow.
  Westpeak creates independent ActiveBeta momentum and ActiveBeta value portfolios using a proprietary portfolio construction technique. This technique allows Westpeak to create highly diversified portfolios.
  Westpeak then combines the independent ActiveBeta momentum and ActiveBeta value portfolios, targeting a 50-50 weighting scheme, to create the final combined ActiveBeta momentum and value portfolio.
The resulting portfolio typically holds between 250 and 400 positions and takes advantage of the diversifying, negatively correlated nature of momentum and value.The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If Westpeak’s assessment of the prospects for a company’s growth is wrong, or if its judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that Westpeak has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or which may become illiquid.

49

Fund Summary

Risk/Return Bar Chart and TableBecause the Fund has not been in existence for a full calendar year, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.ManagementInvestment Adviser Natixis Asset Management Advisors, L.P.Investment SubadviserWestpeak Global Advisors, L.P.Portfolio Managers Khalid (Kal) Ghayur, Chief Executive Officer and Chief Investment Officer of Westpeak, has served as co-portfolio manager of the Fund since July 2010.Stephen C. Platt, Director of Portfolio Management of Westpeak, has served as co-portfolio manager of the Fund since July 2010.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.Tax InformationFund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50

Investment Goals, Strategies and Risks

More Information About the Funds Absolute Asia Dynamic Equity FundInvestment GoalThe Fund seeks to maximize total return. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of issuers domiciled or principally operating throughout Asia (excluding Japan). In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund expects to invest in a stock portfolio, which normally will consist of equity securities of approximately 30 to 40 issuers domiciled or principally operating in countries in Asia, which may include, among others, Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. Depending on the fund size, the Fund may invest more or less than the aforementioned number of issuers. The Fund may invest in companies with any market capitalization although, at times, it may focus its investments in small-capitalization companies. Currently, the Fund defines a small-capitalization company as one whose market capitalization at the time of purchase is $1 billion or less. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in REITs and/or real estate-related securities, and other equity-like interests in an issuer.Absolute Asia expects to use a “bottom up” approach to stock selection using fundamental analysis to identify companies that it believes will benefit from emerging local and global economic trends. Stocks are analyzed within an industry-specific context both relative to the market and corporate peers as well as from a total return perspective. The valuation metrics utilized will vary by industry. In selecting investments for the Fund, Absolute Asia generally will focus on factors such as product/service innovation, profitability, production/service facilities, competitive edge, business development, resource means and quality of management and valuation. Absolute Asia may consider a number of factors when deciding whether to sell a security including fundamental deterioration (less promising industry outlook, loss of management focus or deteriorating financial position), overvaluation (relative to growth potential, peers or historical levels) or the identification of more attractive investment alternatives.As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Absolute Asia deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Currency RiskThis is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies and between various foreign currencies may cause the value of the Fund’s investments to decline. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses.Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

51

Investment Goals, Strategies and Risks

Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities market generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or to be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some case significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Liquidity RiskLiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. During times of market stress, the market for money market and similar instruments may become illiquid. At these times, it may be difficult to sell securities. Illiquid investments may also be difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Non-Diversification Risk Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s NAV. Real Estate Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

52

Investment Goals, Strategies and Risks

Special Considerations Regarding AsiaThe Asian countries in which the Fund may invest include countries in all stages of economic development. Many Asian economies are characterized by overextension of credit; frequent currency fluctuations, devaluations and restrictions; rising unemployment; rapid fluctuation in, among other things, inflation; reliance on exports; and less efficient markets. Currency devaluations in any one country in the region may have a significant effect on currencies and economies throughout the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Recently, the securities markets of many Asian countries have suffered significant downturns as well as significant volatility. Social, political and economic conditions in one Asian country could significantly affect the markets or economy of the entire region. Similarly, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in other Asian countries.

53

Investment Goals, Strategies and Risks

AEW Real Estate FundInvestment GoalThe Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as AEW deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Equity Securities Risk Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to

54

Investment Goals, Strategies and Risks

such trends and developments. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Real Estate RiskBecause the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry including REITs are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

55

Investment Goals, Strategies and Risks

CGM Advisor Targeted Equity FundInvestment GoalThe Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Well-established, with records of above-average growth
  Promise of maintaining their leadership positions in their respective industries
  Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
  It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
  CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
  CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
  CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
  Invest a significant portion of its assets in a single industry sector.
  Invest in foreign securities, including those in emerging markets.
  Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
  Invest in REITs.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as CGM deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

56

Investment Goals, Strategies and Risks

Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or govenments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in reponse to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the adviser’s assessment of the prospects for a company’s growth is wrong, or if the adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the adviser has placed on it. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Focused Investment RiskBecause the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Investments in Other Investment Companies RiskThe Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses. Key Personnel RiskThis is the risk that if one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including susbtantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Investment Goals, Strategies and Risks

Hansberger International FundInvestment GoalThe Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesThe Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest a significant portion of its net assets in equity securities of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, Asia and the Americas.The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including government bonds as well as below investment-grade fixed-income securities (commonly known as “junk bonds”).
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Subject to the allocation policy adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by Hansberger as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  High secular growth
  Superior profitability
  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
  Securities are selected on the basis of fundamental company-by-company analysis.
  In choosing equity investments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.
  In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
  Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks, economic and market conditions, the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management.Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks.

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Hansberger’s objective is to identify undervalued securities, to hold them for the long-term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in securities across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the Fund is fully invested and a better investment opportunity arises.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Currency RiskFluctuations in the exchange rates between different currencies may negatively affect an investment.Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively impacted by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments

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Investment Goals, Strategies and Risks

in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Small and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large capitalization companies. Stocks of small and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small and mid-capitalization companies.

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Investment Goals, Strategies and Risks

Harris Associates Large Cap Value FundInvestment GoalThe Fund seeks opportunities for long-term capital growth and income. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-capitalization companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives. Harris Associates usually sells a stock when the price approaches its estimated worth or the company’s fundamentals change.Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have the attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks. The Fund may also:
  Invest in foreign securities traded in U.S. markets (through receipt programs such as American Depositary Receipts (“ADRs”) or non-U.S. stocks traded in U.S. markets). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Harris Associates deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities or industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively impacted by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any

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Investment Goals, Strategies and Risks

given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

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Investment Goals, Strategies and Risks

Natixis Income Diversified PortfolioInvestment GoalThe Fund seeks current income with a secondary objective of capital appreciation. The Fund’s investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesThe Fund is designed to offer investors access to a diversified portfolio of complementary income producing investment disciplines from specialized money managers through investment in a single mutual fund. The Fund’s disciplines focus on income producing fixed -income and equity securities. Each discipline and its adviser or subadviser is listed below. Natixis Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.
Adviser/Subadviser and Investment Discipline	Focus of Discipline	Target Allocation	Minimum Allocation	Maximum Allocation
AEW Diversified REIT	U.S. Equity Real Estate Investment Trusts (“REITs”)	25.00%	20.00%	30.00%
Active Dividend Equity *	Dividend-paying common stocks of U.S. issuers	20.00%	15.00%	25.00%
Loomis Sayles Inflation Protected Securities	Inflation protected securities, with an emphasis on U.S. Treasury Inflation Protected Securities (“TIPS”)	15.00%	10.00%	20.00%
Loomis Sayles Multi-Sector Bond	Investment grade fixed- income securities	40.00%	30.00%	50.00%
*	This discipline is managed by Natixis Advisors through its division, Active Investment Advisors (“Active”).
Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund among its four disciplines according to the target allocations noted above. Natixis Advisors (with respect to the Active Dividend Equity discipline) and each of the subadvisers manages the portion of the Fund’s assets allocated to them in accordance with Active’s or the respective subadviser’s distinct investment style and strategy. Natixis Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline’s percentage of the Fund exceeds the maximum or minimum allocation set forth in the table above, Natixis Advisors will generally reallocate capital away from or towards one or more disciplines in order to bring the discipline back within its target allocation range. Subject to approval by the Fund’s Board of Trustees, Natixis Advisors may revise the Fund’s target allocations from time to time. In addition, target allocations will vary and may not always be met.The Fund may:
  Invest in equity securities, including common stocks and preferred stocks.
  Invest a significant portion of its assets in REITs and companies in the real-estate industry.
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Invest in convertible preferred stock and convertible debt securities.
  Engage in options for hedging and investment purposes and enter into futures transactions, swap contracts and currency hedging transactions.
  Invest in fixed-income securities of any maturity, including those of foreign issuers and below investment-grade fixed-income securities (commonly known as “junk bonds”).
  Invest in mortgage-related and asset-backed securities (including mortgage dollar rolls).
  Invest in swaps (including credit default swaps) and other derivatives.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the adviser or subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.For more detailed information on the adviser’s or any subadviser’s investment strategies, please refer to the section “Natixis Income Diversified Portfolio—More on Investment Disciplines.”Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

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Investment Goals, Strategies and Risks

Allocation RiskThe Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives RiskDerivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives are also subject to credit risk and liquidity risk. Investments in derivatives are also subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser and subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used.Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities RiskThis is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

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Investment Goals, Strategies and Risks

Inflation-Linked Securities RiskUnlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers). There can be no assurance that the inflation index will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of inflation index. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market RiskThis is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The market for mortgage backed securities (and other asset backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of money of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. REITs Risk The Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large capitalization companies. Stocks of small and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small and mid-capitalization companies. Natixis Income Diversified Portfolio—
More on Investment DisciplinesThe Fund is divided into four different disciplines, each comprising a different asset class and managed by the adviser, through its division Active, or one of the Fund’s two subadvisers. Using this multi-discipline strategy, the Fund provides shareholders with exposure to income-producing fixed income and equity securities. The adviser and the subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below.

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Investment Goals, Strategies and Risks

AEWThis portion of the Fund will normally invest at least 80% of its net assets in securities of REITs and/or real estate related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. This portion of the Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for this portion of the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.When selecting investments for this portion of the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
  Valuation: AEW has developed a proprietary model to assess the relative value of each stock in this portion of the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will consider selling a security once it believes that there is greater relative value in other securities in this portion of the Fund’s investment universe.
  Price: AEW examines the historic pricing of each company in this portion of the Fund’s universe of potential investments in order to identify stocks that it believes are out of favor. Those stocks that have underperformed in price, either in absolute terms or relative to this portion of the Fund’s universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
  Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
  Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the future. These catalysts can be macro-economic, market driven or company-specific in nature.
Active Investment AdvisorsThis portion of the Fund is managed by the Active division of Natixis Advisors, and attempts to fully replicate the Dow Jones Select Dividend Index (the “Index”). Active will generally seek to provide a return similar to the Index by investing in all of the stocks in the Index at close to their Index weights. The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of one hundred of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities.In deciding which securities to buy, Active will generally include only those stocks which are constituents of the Index. As the underlying Index makes changes to its constituents or the weighting of those constituents, Active will generally make similar adjustments to this portion of the Fund, ensuring that the Fund minimizes active risk relative to the performance of the Index. Securities removed from the Index thus will generally be sold from this portion of the Fund as well.Loomis Sayles—Inflation Protected Securities Discipline This portion of the Fund, one of two portions managed by Loomis Sayles, normally will invest at least 80% of its net assets in inflation protected securities, with an emphasis on debt securities issued by the U.S. Treasury TIPs. The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. government. This portion of the Fund may invest in other securities, including but not limited to: inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers; nominal treasury securities, corporate bonds, asset-backed securities, and mortgage-related securities (including mortgage dollar rolls). This portion of the Fund may invest in fixed-income securities of any maturity. It also may engage in futures transactions.In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles’ expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return on those investments.

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Investment Goals, Strategies and Risks

Loomis Sayles—Multi-Sector Bond Discipline This portion of the Fund, the second of two portions managed by Loomis Sayles, will invest primarily in investment grade fixed -income securities, although it may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) and up to 20% of its assets in preferred stocks. This portion of the Fund may invest in fixed-income securities of any maturity. In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.Three themes typically drive this portion of the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles’ credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that this portion of the Fund may generate positive returns by having a portion of its assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for this portion of the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for this portion of the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).This portion of the Fund may invest in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. This portion of the Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).The fixed-income securities in which this portion of the Fund may invest include corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The portion of the Fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

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Investment Goals, Strategies and Risks

Natixis Oakmark Global FundInvestment Goal The Fund seeks long-term capital appreciation. The investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.Principal Investment Strategies The Fund invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Fund’s non-U.S. investments, but the Fund does not expect to invest more than 15% of its total assets in securities of companies based in emerging markets. The Fund may invest in the securities of small-, mid- and large-capitalization companies.Harris Associates uses a value investment philosophy in selecting equity securities, such as common stocks, preferred stocks, warrants, and securities convertible into common stocks and preferred stocks. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objective.Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.Harris Associates believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio typically holds 30 to 60 stocks.The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities and take other defensive positions as Harris Associates deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment RisksThe Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary in the section, “Principal Risks.” The Fund does not represent a complete investment program. The following is a list of risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Currency Risk Fluctuations in the exchange rates between the different currencies may negatively affect an investment. The Fund may, but is not required to, hedge its exposure to foreign currencies. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities or industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies and governements.

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Investment Goals, Strategies and Risks

These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Small-capitalization and mid-capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Focused Investment RiskBecause the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.Foreign Securities RiskThis is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks.Management RiskThis is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market RiskThis is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

69

Investment Goals, Strategies and Risks

Natixis Oakmark International Fund Investment GoalThe Fund seeks long-term capital appreciation. The investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.Principal Investment StrategiesThe Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund’s non-U.S. investments, but the Fund does not expect to invest more than 35% of its total assets in securities of companies based in emerging markets. Although the Fund invests primarily in common stocks of non-U.S. companies it may also invest in the securities of U.S. companies. The Fund may invest in the securities of small-, mid- and large-capitalization companies.Harris Associates uses a value investment philosophy in selecting equity securities, such as common stocks, preferred stocks, warrants, and securities convertible into common stocks and preferred stocks. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objective.Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a stock is selling at what it believes to be a significant discount and that the company has the additional qualities mentioned above, Harris Associates generally will consider buying that stock for the Fund. Harris Associates usually sells a stock when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the company’s fundamentals.Harris Associates believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio typically holds 30 to 65 stocks.The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities and take other defensive positions as Harris Associates deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.Principal Investment RisksThe Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary in the section, “Principal Risks.” The Fund does not represent a complete investment program. The following is a list of risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Currency Risk Fluctuations in the exchange rates between the different currencies may negatively affect an investment. The Fund may, but is not required to, hedge its exposure to foreign currencies.Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities or industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies and governements.

70

Investment Goals, Strategies and Risks

These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Small-capitalization and mid-capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Focused Investment RiskBecause the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.Foreign Securities RiskThis is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks.Management RiskThis is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market RiskThis is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

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Investment Goals, Strategies and Risks

Natixis U.S. Multi-Cap Equity Fund (formerly named Natixis U.S. Diversified Portfolio) Investment GoalThe Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies Natixis Advisors believes that this Fund’s multi-manager approach to equity investing — which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments — offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having multiple subadvisers with varying and successful management styles may increase the likelihood that the Fund will produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser. The Fund ordinarily invests at least 80% of the Fund’s net assets (plus any borrowings made for investment purposes) in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund uses a multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments. The segments and their subadvisers are listed below.
  Harris Associates—Under normal circumstances, the segment of the Fund managed by Harris Associates L.P. (“Harris Associates”) will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise and monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.
  Loomis Sayles – Large Cap Growth segment—Under normal circumstances, the Large Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment focuses on stocks of large-capitalization companies, but the segment may invest in companies of any size. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles – Mid Cap Growth segment—Under normal circumstances, the Mid Cap Growth segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of mid-capitalization companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles – Small/Mid Core segment—Under normal circumstances, the Small/Mid Core segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. Although the market capitaliation range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.

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Investment Goals, Strategies and Risks

Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally (i.e., 25%) among its four segments. Under the allocation policy, Natixis Advisors may also allocate capital away from or towards one or more segments from time to time and may reallocate capital among the segments. Each subadviser manages its segment (or segments, in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy. The Fund may also:
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Invest in convertible preferred stock and convertible debt securities.
  Invest in REITs.
  Invest in fixed-income securities, including U.S. government bonds and below-investment grade fixed income securities.
  Hold securities of foreign issuers traded over-the-counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
  Invest in options and enter into futures, swap contracts and currency transactions.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
  Invest in equity securities of Canadian issuers.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the subadvisers deem appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Allocation RiskThe Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.Derivatives Risk Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. The use of derivatives may be considered a speculative activity, and involves greater risks than are involved in hedging. Derivatives, such as options, futures, swap contracts and currency transactions, are also subject to credit/counterparty risk (which is greater for swaps and other over-the-counter derivatives) and liquidity risk. Investments in derivatives are also subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There is also the risk that the Fund may be unable to termiate or sell a derivatives position at an advantageous time or price. Although the Fund’s subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. The market value of a security can change daily due to political, economic and

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other events that affect the securities market generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. he prices of securities issued by such companies may suffer a decline in response to such trends and developments.Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks.Leverage Risk This is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Adviser will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Adviser may not be successful in this respect. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the

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value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large capitalization companies. Stocks of small and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small and mid-capitalization companies. Natixis U.S. Multi-Cap Equity Fund—
More on Investment Strategies The Fund’s portfolio is divided into four different segments managed by the two subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below. Harris Associates Under normal circumstances, the segment of the Fund managed by Harris Associates will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value-oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve the Fund’s investment objective. Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership. Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks. Loomis Sayles —Large Cap Growth segment Under normal circumstances, the Large Cap Growth segment of the Fund, which is one of the three segments of the Fund managed by Loomis Sayles, will invest primarily in equity series, including common stocks, preferred stocks, convertible securities and warrants. This segment focuses on stocks of large capitalization companies, but the segment may invest in companies of any size. This segment normally invests across a wide range of sectors and industries. Loomis Sayles employs a growth style of equity management that aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value. The securities selected by Loomis Sayles for this segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have each of these attributes:
  Sustainable competitive advantages
  Secular long-term cash flow growth returns on invested capital above their cost of capital
  Ability to manage for profitable growth that can create long-term value for shareholders
In making investment decisions, Loomis Sayles employs the following methods:
  Loomis Sayles focuses on high quality companies with a sustainable competitive advantage being sold at a discount to intrinsic value. Specifically, the focus is on identifying firms with strong business franchises that are best positioned for secular growth within their respective industry. Loomis Sayles’ investment process incorporates bottom-up security selection coupled with a long-term investment horizon.
  Loomis Sayles utilizes a seven step security selection process to analyze potential investments.
  Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes the issuer’s fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, or to take advantage of other investments.

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Investment Goals, Strategies and Risks

Loomis Sayles — Mid Cap Growth segment Under normal circumstances, the Mid Cap Growth segment of the Fund, another segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of middle-capitalization companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. Loomis Sayles seeks securities with the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:
  Distinctive products, technologies or services
  Attractive valuation relative to both competitors and their own operating history
  Strong management team
  Competitive barriers to entry within the company’s industry
In making investment decisions, Loomis Sayles employs the following methods:
  Loomis Sayles uses a bottom-up, fundamental research process to build the segment’s portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
  Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment’s assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.
  Analysts and Fund managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
  Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when more favorable opportunities arise.
Loomis Sayles — Small/Mid Core segment Under normal circumstances, the Small/Mid Core segment of the Fund, another segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Although the market capitaliation range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles may also invest up to 35% of the Small/Mid Core segment’s assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:
  Attractive valuations
  Positive free cash flow
  Strong balance sheets
  Strong fundamental prospects
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment’s assets in companies which it believes are undergoing a “special situation” or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.In making investment decisions, Loomis Sayles generally employs the following methods:
  Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
  Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
  Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small-capitalization companies.

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Investment Goals, Strategies and Risks

Vaughan Nelson Small Cap Value FundInvestment GoalThe Fund seeks capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of “small cap companies.” In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Currently, the Fund defines a small cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. While the market capitalization range for the Russell 200 Value Index fluctuates, at March 31, 2011, it was $8 million to $5 billion. The Fund may, however, invest in companies with large capitalizations. Vaughan Nelson invests in small-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
  Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
  Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in REITs.
  Invest in securities offered in initial public offerings (“IPOs”).
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

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Investment Goals, Strategies and Risks

Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the valie of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the

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Investment Goals, Strategies and Risks

value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small-Cap Companies RiskSmall-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

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Investment Goals, Strategies and Risks

Vaughan Nelson Value Opportunity FundInvestment GoalThe Fund seeks long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have a market capitalization either within the capitalization range of the Russell Midcap Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap Index, or is $15 billion or less. While the market capitalization range for the Russell Midcap Value Index fluctuates, at March 31, 2011, it was $192 million to $19 billion. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations. Vaughan Nelson invests in medium-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
  Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.
  Vaughan Nelson uses fundamental analysis to construct a portfolio that it believes has attractive return potential.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target or when the issuer shows a deteriorating financial condition due to increased competitive pressures or internal or external forces reducing future expected returns.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in other investment companies, to the extent permitted by the 1940 Act.
  Invest in REITs.
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

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Investment Goals, Strategies and Risks

Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the valie of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Investments in Other Investment Companies RiskThe Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Westpeak ActiveBeta® Equity Fund Investment GoalThe Fund seeks long-term growth of capital. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (common and preferred stock). In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund pursues its investment objective by investing in equity securities issued by U.S. large- and mid-capitalization companies in the S&P 500 Index. The traditional view of equity management maintains that there are two contributors of returns, “alpha” and “beta.” Alpha represents the portion of a fund’s returns considered to be attributable to a portfolio manager’s skill and active management while beta is generally considered to be the portion of a fund’s returns that can be explained by the market exposures held in the fund. The term ActiveBeta in the Fund’s name refers to the portion of alpha that Westpeak considers to be a second layer of beta that can be captured in addition to market beta.In selecting investments for the Fund’s portfolio, Westpeak uses its ActiveBeta methodology, which is based on its research into equity return sources and is designed to identify systematic sources of active equity returns. The methodology ranks each stock in the S&P 500 universe based upon two basic systematic sources of equity returns, momentum and value. In managing the Fund, Westpeak follows the three-step process outlined below:
  Westpeak ranks the securities in the S&P 500 universe from high to low, based on the momentum and value signals, independently.
- Momentum is specified as the past 12-month total return; - Value is specified as a composite of three valuation ratios: price-to-book value, price-to-sales, and price-to-cash flow.
  Westpeak creates independent ActiveBeta momentum and ActiveBeta value portfolios using a proprietary portfolio construction technique. This technique allows Westpeak to create highly diversified portfolios.
  Westpeak then combines the independent ActiveBeta momentum and ActiveBeta value portfolios, targeting a 50-50 weighting scheme, to create the final combined ActiveBeta momentum and value portfolio.
The resulting portfolio typically holds between 250 and 400 positions and takes advantage of the diversifying, negatively correlated nature of momentum and value.The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars) and/or invest in money market instruments or high quality debt securities as Westpeak deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.Principal Investment RisksThe Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary in the section, “Principal Risks.” The Fund does not represent a complete investment program. The following is a list of risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Equity Securities RiskThe value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or industry or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s

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stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks can also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests or interests in limited liability companies, REITs or other trusts and other similar securities. Management RiskManagement risk is the risk that the Adviser’s or Subadviser’s investment techniques could fail to achieve the Fund’s objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The Adviser and Subadviser will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the Adviser or Subadviser expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the Adviser or Subadviser may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. Market RiskThis is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Valuation RiskThe risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments which may be illiquid or may become illiquid. Percentage Investment Limitations. Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.Portfolio HoldingsA description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI.A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Vaughan Nelson Small Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Westpeak ActiveBeta® Equity Fund, 60 days for AEW Real Estate Fund and 10 business days after quarter-end for Natixis Oakmark Global Fund and Natixis Oakmark International Fund), is available on the Funds’ website at ga.natixis.com (select the name of the Fund in the “Find a fund” box and then click “Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of Vaughan Nelson Small Cap Value Fund’s and Vaughan Nelson Value Opportunity Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund’s website at ga.natixis.com (select the name of a Fund in the “Find a Fund” and then click “Holdings”).

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Management Team Meet the Funds’ Investment Advisers and Subadvisers The Natixis Funds family currently includes 29 mutual funds. The Natixis Funds family had combined assets of $34.8 billion as of December 31, 2010. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). Advisers Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BCPE, France’s second largest banking group. BCPE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.8 billion in assets under management at December 31, 2010. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. Except with respect to the Active Dividend Equity Discipline of the Natixis Income Diversified Portfolio, Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The advisers and subadvisers listed below make the investment decisions for their respective Funds. The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2010 as a percentage of each Fund’s average daily net assets were 0% for the Absolute Asia Dynamic Equity Fund (after waiver), 0.80% for the Hansberger International Fund, 0.61% for the Harris Associates Large Cap Value Fund (after waiver), 0.55% for the Natixis Income Diversified Portfolio, 0% for the Natixis Oakmark Global Fund (after waiver), 0% for the Natixis Oakmark International Fund (after waiver), 0.80% for the Natixis U.S. Multi-Cap Equity Fund (after waiver), 0.90% for the Vaughan Nelson Small Cap Value Fund, 0.52% for the Vaughan Nelson Value Opportunity Fund (after waiver) and 0% for the Westpeak ActiveBeta® Equity Fund (after waiver). AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $45.1 billion in assets under management as of December 31, 2010. For the fiscal year ended January 31, 2011, the AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees. CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM’s inception in 1989. It also serves as investment adviser to three additional mutual funds and various institutional investors. CGM had over $7 billion in assets under management as of December 31, 2010. For the fiscal year ended December 31, 2010, the CGM Advisor Targeted Equity Fund paid 0.69% of its average daily net assets to CGM in advisory fees. SubadvisersEach subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of the Fund, subject to the general supervision of the Fund’s adviser and the Board of Trustees. Absolute Asia Asset Management Limited, located at 8 Eu Tong Sen Street, #23-90, The Central, Singapore, 059818 serves as subadviser to the Absolute Asia Dynamic Equity Fund. Absolute Asia had over $1.2 billion in assets under management as of December 31, 2010. Absolute Asia is a subsidiary of Natixis Global Asset Management. AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as subadviser to a segment of the Natixis Income Diversified Portfolio. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $45.1 billion in assets under management as of December 31, 2010. BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, served as subadviser to a segment of the Natixis U.S. Multi-Cap Equity Fund through the close of business on May 31, 2011. On June 1, 2011, Loomis Sayles succeeded BlackRock as subadviser to that segment of the Fund Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $8.9 billion in assets as of December 31, 2010, and specializes in international equity investing, managing institutional separate portfolios and mutual funds. Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund, Natixis Oakmark Global Fund,Natixis Oakmark International Fund and a segment of the Natixis U.S. Multi-Cap Equity Fund. Harris Associates, a subsidiary of Natixis US, managed $61.5 billion in assets as of December 31, 2010, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

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Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to two segments of the Natixis Income Diversified Portfolio and three segments of the Natixis U.S. Multi-Cap Equity Fund. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2010, Vaughan Nelson had $8 billion in assets under management. Westpeak Global Advisors, L.P., located at 1470 Walnut Street, Boulder, CO 80302, serves as the subadviser to the Westpeak ActiveBeta® Equity Fund. Westpeak had $296 million in assets under management as of December 31, 2010. ActiveBeta is a registered trademark of Westpeak Global Advisors, L.P. in the United States, Europe and Japan. Westpeak is principally owned and controlled by executives at Westpeak. Subadvisory Agreements The Natixis Funds have received an exemptive order from the SEC that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Natixis Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and sub-advisory contracts is available in the Funds’ financial reports for the six months ended June 30, 2010 for the Absolute Asia Dynamic Equity Fund, CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris Associates Large Cap Value Fund, Natixis Income Diversified Portfolio, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, and for the six months ended July 31, 2010 for the AEW Real Estate Fund, and in the financial reports for the period ended December 31, 2011 for the Natixis Oakmark Global Fund, Natixis Oakmark International Fund and Westpeak ActiveBeta® Equity Fund. Portfolio TradesIn placing portfolio trades, the Fund’s adviser or subadviser may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and a Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight. Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except the CGM Targeted Equity Fund series) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Natixis Advisors and Reich & Tang are subsidiaries of Natixis US, the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds may also make investments in related investment companies to the extent permitted by SEC regulation.

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Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AlphaSimplex Group, LLC, Absolute Asia, AEW, Gateway Investment Advisers, LLC, Harris Associates, Hansberger and Vaughan Nelson. Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders. The Fund also may make investments in related investment companies to the extent permitted by SEC regulation. Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below. For AEW Real Estate Fund associate portfolio managers are actively involved in formulating the overall strategy of the Fund they manage but they are not the primary decision makers. Absolute Asia Bill Sung—Bill Sung has co-managed the Absolute Asia Dynamic Equity Fund since February 2010. He has served as Director and Chief Investment Officer of Absolute Asia since 1999 and Chief Executive Officer since 2005. Mr. Sung has a B.A. from the Chinese University of Hong Kong. He has over 25 years of investment experience. Joyce Toh—Joyce Toh has co-managed the Absolute Asia Dynamic Equity Fund since February 2010. She is a Portfolio Manager and joined Absolute Asia in 2000. Ms. Toh earned a Bachelor of Business from Nanyang Technological University in Singapore. She holds the designation of Chartered Financial Analyst and has over 13 years of investment experience. Active Dividend Equity Discipline Kevin H. Maeda—Kevin H. Maeda has co-managed the Active Dividend Equity portion of the Natixis Income Diversified Portfolio since November 2005. Mr. Maeda, Chief Investment Officer for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2003. He earned his M.B.A. from the University of California—Los Angeles from 1999 to 2001. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California—Berkeley. He has over 15 years of investment experience. Serena V. Stone—Serena V. Stone has co-managed the Active Dividend Equity portion of the Natixis Income Diversified Portfolio since November 2005. Ms. Stone, Assistant Vice President and Portfolio Manager for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005 and Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004. Ms. Stone received a B.S. from the University of California—Los Angeles. She holds the designation of Chartered Financial Analyst and has over 10 years of investment experience. AEW Matthew A. Troxell—Matthew A. Troxell has co-managed the AEW Real Estate Fund since its inception in December 2000 and the AEW Diversified REIT Discipline of Natixis Income Diversified Portfolio since November 2005. Mr. Troxell, Managing Director and Senior Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 29 years of experience in investment analysis and portfolio management. Jeffrey P. Caira—Jeffrey P. Caira has co-managed the AEW Real Estate Fund since August 2003 and the AEW Diversified REIT Discipline of Natixis Income Diversified Portfolio since November 2005. Mr. Caira, Director and Co-Portfolio Manager, joined AEW in 2003. A member of the National Association of Real Estate Investment Trusts and a licensed real estate broker, Mr. Caira received a B.B.A. from the University of Notre Dame and an M.B.A. from Northwestern University. Mr. Caira has over 24 years of investment experience. J. Hall Jones, Jr.—J. Hall Jones, Jr. has co-managed the AEW Real Estate Fund since January 2006 and the AEW Diversified REIT Discipline of Natixis Income Diversified Portfolio since November 2005. Mr. Jones, Director and Co-Portfolio Manager, joined AEW in 1999. He is a member of the International Council of Shopping Centers, the CFA Institute and the National Association of Real Estate Investment Trusts. Mr. Jones received his B.A. from James Madison University and an M.B.A . from the College of William and Mary. He holds the designation of Chartered Financial Analyst. Mr. Jones has over 15 years of investment experience.

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Roman Ranocha—Roman Ranocha has co-managed the AEW Real Estate Fund since January 2006 and the AEW Diversified REIT Discipline of Natixis Income Diversified Portfolio since November 2005. Mr. Ranocha, Director and Co-Portfolio Manager, joined AEW in 2000. Mr. Ranocha attended the Prague University of Economics in the Czech Republic and received his B.A. in Business Administration from Menlo College in Ahterton, California. He holds the designation of Chartered Financial Analyst. Mr. Ranocha has over 14 years of investment experience. CGM G. Kenneth Heebner—G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 44-year veteran of the investment industry. Hansberger Trevor Graham—Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Senior Vice President—Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience. Ronald Holt—Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO—Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO—Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 20 years of financial services experience. Barry A. Lockhart—Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Deputy Managing Director—Canada, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 22 years of financial services experience.Moira McLachlan—Moira McLachlan has co-managed the international value segment of Hansberger International Fund since May 2011. She also co-manages another Hansberger mutual fund. Ms. McLachlan, Senior Vice President of Research (Value Team), joined the firm in 2004. Ms. McLachlan received a B.S. and B.A. from Florida State University and a Masters of International Business Studies Degree from the University of South Carolina. She holds the designation of Chartered Financial Analyst and has over 15 years of financial services experience. Lauretta Reeves—Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO—Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 29 years of investment experience. Patrick H. Tan—Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Senior Vice President—Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 17 years of investment-related experience. Thomas R.H. Tibbles—Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO—Growth Team and Managing Director—Canada, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 24 years of financial services experience. Harris Associates David G. Herro—David G. Herro has co-managed the Natixis Oakmark International Fund since December 2010. Mr. Herro joined the firm in 1992 as a portfolio manager and analyst. Mr. Herro holds an M.A. in Economics from the University of Wisconsin-Milwaukee and a B.S. in Business and Economics from the University of Wisconsin-Platteville. Mr. Herro holds the designation of Chartered Financial Analyst and has over 26 years of investment experience. Edward S. Loeb—Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Multi-Cap Equity Fund since October 2000. Mr. Loeb joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Michael J. Mangan—Michael J. Mangan has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of Natixis U.S. Multi-Cap Equity Fund since May 2005. Mr. Mangan, a portfolio manager of Harris Associates joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.Clyde S. McGregor—Clyde S. McGregor has managed the U.S. holdings of the Natixis Oakmark Global Fund since December 2010. Mr. McGregor joined the firm as an analyst in 1981 and began managing portfolios in 1986. Mr. McGregor received an M.B.A. in Finance from the University of Wisconsin-Madison and a B.A. in Economics and Religion from Oberlin College. Mr. McGregor holds the designation of Chartered Financial Analyst and has over 34 years of investment experience.

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Diane L. Mustain—Diane L. Mustain has co-managed the Harris Associates Large Cap Value Fund and the Harris Associates segment of the Natixis U.S. Multi-Cap Equity Fund since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. Ms. Mustain holds the designation of Chartered Financial Analyst and has over 30 years of investment experience. Robert A. Taylor—Robert A. Taylor has managed the non-U.S. holdings of the Natixis Oakmark Global Fund since December 2010 and has co-managed the Natixis Oakmark International Fund since December 2010. Mr. Taylor joined the firm as an international analyst in 1994. He has been the Director of International Research since 2004. Mr. Taylor holds a B.B.A. from the University of Wisconsin. Mr. Taylor holds the designation of Chartered Financial Analyst and has over 17 years of investment experience. Loomis Sayles Matthew J. Eagan—Matthew J. Eagan has co-managed the Loomis Sayles Multi-Sector Bond Discipline of the Natixis Income Diversified Portfolio since November 2005. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience. Philip C. Fine—Philip C. Fine has managed the Loomis Sayles Mid Cap Growth segment of Natixis U.S. Multi-Cap Equity Fund since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience. Kathleen C. Gaffney—Kathleen C. Gaffney has co-managed the Loomis Sayles Multi-Sector Bond Discipline of the Natixis Income Diversified Portfolio since November 2005. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney received a B.A. from the University of Massachusetts. She holds the designation of Chartered Financial Analyst and has over 26 years of investment experience. Joseph R. Gatz—Joseph R. Gatz has co-managed the Loomis Sayles Small/Mid Core segment of Natixis U.S. Multi-Cap Equity Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Aziz V. Hamzaogullari—Aziz V. Hamzaogullari has managed the Large Cap Growth segment of the Natixis U.S. Multi-Cap Equity Fund since May 2011. Mr. Hamzaogullari, Vice President of Loomis Sayles, began his career in 1992 and joined Loomis Sayles in 2010. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.
John Hyll—John Hyll has co-managed the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Income Diversified Portfolio since November 2005. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 27 years of investment experience. Clifton V. Rowe—Clifton V. Rowe has co-managed the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Income Diversified Portfolio since November 2005. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience. Elaine M. Stokes—Elaine M. Stokes has co-managed the Loomis Sayles Multi-Sector Bond Discipline of the Natixis Income Diversified Portfolio since November 2005. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 23 years of investment experience. Vaughan Nelson Dennis G. Alff—Dennis G. Alff has co-managed Vaughan Nelson Value Opportunity Fund since October 2008. Mr. Alff, a Portfolio Manager of Vaughan Nelson, joined the firm in 2006. Prior to joining the firm he was a Vice President in the Credit Arbitrage and Asset Investments department at Koch Capital Markets from 2001 to 2006. Mr. Alff received a B.S. from the United States Military Academy and an M.B.A. from Harvard Business School. Mr. Alff holds the designation of Chartered Financial Analyst and has over 14 years of investment management and research experience.

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Chris D. Wallis—Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since March 2004 and October 2008, respectively. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 19 years of investment/financial analysis and accounting experience. Scott J. Weber—Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since April 2004 and October 2008, respectively. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 15 years of investment management and financial analysis experience. Westpeak Khalid (Kal) Ghayur—Khalid (Kal) Ghayur has co-managed Westpeak ActiveBeta® Equity Fund since July 2010. Mr. Ghayur joined the firm in 2007. Prior to joining the firm he served as Director of Research Policy at Morgan Stanley Capital International (MSCI) Barra from September 2000 to September 2007. Mr. Ghayur holds a Master of Business Administration in Finance and International Business from the Ecole Nationale des Ponts et Chaussees, Paris, and a Master of Arts and Bachelor of Arts in Economics from the University of Karachi. Mr. Ghayur holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.Stephen C. Platt—Stephen C. Platt has co-managed the Westpeak ActiveBeta® Equity Fund since July 2010. Mr. Platt joined the firm in 1999. Prior to joining the firm, Mr. Platt was Senior Vice President of Cordillera Asset Management. Mr. Platt holds a Bachelor of Science in Finance from the University of Colorado. Mr. Platt holds the designation of Chartered Financial Analyst and has over 20 years of investment experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund. Fund ServicesInvesting in the FundsChoosing a Share ClassEach Fund offers Class A and Class C shares to the public. The Vaughan Nelson Small Cap Value Fund is currently closed to new investors. No new accounts may be opened and no additional investments may be made in Class B shares of any Fund. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.Class A Shares
  You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”
  You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.
  You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
Class B Shares
  No new accounts may be opened and no additional investments may be made in Class B shares.
  You will pay higher expenses than Class A shares.
  You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section “How Sales Charges Are Calculated.”
  Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.
Class C Shares
  You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.
  You pay higher annual expenses than Class A shares.

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  You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.
  Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary. Certificates Certificates will not be issued or honored for any class of shares. How Sales Charges Are CalculatedClass A SharesThe price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase:Class A Sales Charges**
	All Funds Except Natixis Income Diversified Portfolio
Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%
$ 50,000 – $99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%
	Natixis Income Diversified Portfolio
Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at ga.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI. Reducing Front-End Sales ChargesThere are several ways you can lower your sales charge for Class A shares, including:
  Letter of Intent—By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more (or $100,000 or more into Natixis Income Diversified Portfolio) within 13 months. Purchases of all shares may be used toward meeting the Letter of Intent.
  Cumulative Purchase Discount—You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
  Combining Accounts—This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

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Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts. Eliminating Front-End Sales Charges and CDSCsClass A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
  Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);
  Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
  Participants in certain retirement plans with at least $1 million or more in total plan assets or with at least 100 eligible employees;
  Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
  Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and
  Clients of Natixis Advisors that invest in a Natixis Fund that does not offer Class Y shares.
In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Repurchasing Fund SharesYou may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you. Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.Class B Shares No new accounts may be opened and no additional investments may be made in Class B shares. There is a CDSC on shares that are sold within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the third and fourth years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

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Class B Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00%
3rd	3.00%
4th	3.00%
5th	2.00%
6th	1.00%
Thereafter	0.00%
Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.Class C Shares The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%
Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.How the CDSC is Applied to Your SharesThe CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:
  Is calculated based on the number of shares you are selling;
  In order to minimize your CDSC, the calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower;
  Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
  Applies to redemptions made through the date of their acquisition for years one through six, as applicable.
A CDSC will not be charged on:
  Increases in NAV above the purchase price;
  Shares you acquired by reinvesting your dividends or capital gains distributions; or
  Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest). Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

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Compensation to Securities Dealers As part of their business strategies, the Funds pay securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Each class of Fund shares offered in this Prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund’s Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees and service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders. The Distributor, a Fund’s adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by each Fund for similar services.The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.It’s Easy to Open an Account To Open an Account with Natixis Funds:1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
  The Vaughan Nelson Small Cap Value Fund was closed to new investors effective July 31, 2009. The Fund remains open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants (including new participants in such plans). The Fund may not be added to any employee benefit platforms. Qualified plans that held shares in the Fund prior to October 16, 2009 may continue to invest in the Fund.
  Independent investment advisers, as well as registered representatives using broker-dealers for existing accounts in the Vaughan Nelson Small Cap Value Fund, are allowed to add assets for their existing client accounts only. Clients of independent investment advisers and registered representatives who did not have an existing account in the Vaughan Nelson Small Cap Value Fund prior to July 31, 2009 are not permitted to open new accounts.
  The ability of the transfer agent to monitor new accounts in the Vaughan Nelson Small Cap Value Fund that are opened through omnibus or other nominee accounts is limited. In general, the Vaughan Nelson Small Cap Value Fund looks to the financial intermediaries to prevent new accounts from being opened within omnibus accounts. There are no assurances that the financial intermediaries will properly monitor all new accounts.
2.   Determine how much you wish to invest. See the chart showing the investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”

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  The Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.
  The Distributor, at its sole discretion, may waive the minimum investment for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.
  The Funds are not available to new SIMPLE IRAs.
  Class A shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.
3.   Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.4.   Use the sections of this Prospectus that follow as your guide for purchasing shares.Minimum Balance Policy In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, the Funds reserve the right to liquidate any account with a balance of one share or less regardless of the account type. Self-Servicing Your AccountBuying or selling shares is easy with the services described below:Natixis Funds Personal Access Line®800-225-5478, press 1Natixis Funds Website ga.natixis.com You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online (certain restrictions may apply). Using these customer service options, you may:
  purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
  review your account balance, recent transactions, Fund prices and recent performance;
  order duplicate account statements; and
  obtain tax information.
Please see the following pages for other ways to buy, exchange or sell your shares.

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Buying SharesExcept to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to 1) obtain a current prospectus for the fund into which you are exchanging and 2) request an exchange.	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to request an exchange.
By Wire	•Opening an account by wire is not available.	•Visit ga.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 or visit ga.natixis.com to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•See the section “Additional Investor Services.”
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Selling SharesTo Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased by check, through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com.•Call Natixis Funds or visit ga.natixis.com to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478, visit ga.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Call Natixis Funds or visit ga.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.
•Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.•
Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan. See the sections “Selling Shares in Writing” and “Selling Restrictions.”

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Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to a new custodian);
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.Exchanging Shares In general, you may exchange shares of each Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Class A shares of a fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis and Natixis affiliate benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC.Due to operational limitations at your financial intermediary, your ability to exchange between shares classes of the same fund may be limited. Please consult your financial representative for more information.

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Restrictions on Buying, Selling and Exchanging Shares The Fund discourages excessive short-term trading that may be detrimental to the Fund and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of each Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading. Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.” Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be “market timing.” Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage a Fund. Purchase Restrictions Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies:
Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.How Fund Shares Are Priced“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”/1/
  Requests received by the Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

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Generally, Fund securities are valued as follows:
  Equity securities—last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations)—based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
  Short-term obligations (purchased with an original or remaining maturity of 60 days or less)—amortized cost (which approximates market value).
  Securities traded on foreign exchanges—market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps—market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
  Options—domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers.
  Futures—unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.
  Forward foreign currency contracts—interpolated prices determined based on information provided by an independent pricing service.
  All other securities—fair market value as determined by the adviser or subadviser pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their values pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Dividends and DistributionsThe Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.
Dividend Payment Schedule
Annually	Quarterly	Monthly
Absolute Asia Dynamic Equity Fund	AEW Real Estate Fund	Natixis Income Diversified Portfolio
CGM Advisor Targeted Equity Fund
Hansberger International Fund
Harris Associates Large Cap Value Fund
Natixis Oakmark Global Fund
Natixis Oakmark International Fund
Natixis U.S. Multi-Cap Equity Fund
Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Value Opportunity Fund
Westpeak ActiveBeta® Equity Fund

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Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV, unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or
  Receive all distributions in cash.
If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check. For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.Tax Consequences Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state or local tax consequences. Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify each year for treatment as a “regulated investment company,” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by a Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income, and hence will not increase the amount of a Fund’s distributions that may be designated as qualified dividend income. For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is unclear whether Congress will extend these long-term capital gain rates and the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

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Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short term-capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. A Fund’s investments in certain debt obligations, derivatives or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012 unless Congress enacts legislation providing otherwise. Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund. You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.Additional Investor ServicesRetirement PlansNatixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.Investment Builder Program This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.” Dividend Diversification Program This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully. Automatic Exchange Plan Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan. Systematic Withdrawal Plan This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.” Natixis Funds Personal Access Line®This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

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Financial Performance

Natixis Funds Website Visit us at ga.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply. Financial Performance The financial highlights table are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

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For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)(b)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment loss(%)(e)	Portfolio turnover rate(%)
ABSOLUTE ASIA DYNAMIC EQUITY FUND
Class A
12/31/2010(f)	$10.00	$(0.04)	$2.20	$2.16	$(0.04)	$(0.05)	$(0.09)	$12.07	21.63	$29	1.75	10.75	(0.49)	5
Class C
12/31/2010(f)	10.00	(0.10)	2.22	2.12	(0.02)	(0.05)	(0.07)	12.05	21.18	46	2.50	10.45	(1.06)	5
(a)	Per share net investment (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the period February 26, 2010 (inception) through December 31, 2010.

104

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions	Net asset value, end of the period	Total return(%)(b)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment income (%)(e)	Portfolio turnover rate(%)
AEW REAL ESTATE FUND
Class A
1/31/2011	$12.15	$0.12	$4.65	$4.77	$(0.15)	$—	$(0.06)	$(0.21)	$16.71	39.50	$68,895	1.40(f)	1.40(f)	0.81	9
1/31/2010	8.32	0.25	3.79	4.04	(0.21)	—	—	(0.21)	12.15	49.59	47,908	1.50	1.63	2.49	22
1/31/2009	16.96	0.33	(8.25)	(7.92)	(0.32)	(0.40)	—	(0.72)	8.32	(48.80)	33,283	1.50	1.52	2.26	30
1/31/2008	26.49	0.30	(6.85)	(6.55)	(0.31)	(2.67)	—	(2.98)	16.96	(25.22)	78,612	1.46	1.46	1.35	24
1/31/2007	20.78	0.19	7.24	7.43	(0.19)	(1.53)		(1.72)	26.49	37.36	120,151	1.48(f)	1.48(f)	0.82	15
Class B
1/31/2011	12.16	0.02	4.65	4.67	(0.07)	—	(0.03)	(0.10)	16.73	38.54	2,711	2.15(f)	2.15(f)	0.10	9
1/31/2010	8.29	0.19	3.79	3.98	(0.11)	—	—	(0.11)	12.16	48.53	3,478	2.25	2.39	1.92	22
1/31/2009	16.95	0.22	(8.25)	(8.03)	(0.23)	(0.40)	—	(0.63)	8.29	(49.23)	3,560	2.25	2.27	1.46	30
1/31/2008	26.45	0.11	(6.80)	(6.69)	(0.14)	(2.67)	—	(2.81)	16.95	(25.72)	10,158	2.23	2.23	0.49	24
1/31/2007	20.77	0.01	7.24	7.25	(0.04)	(1.53)		(1.57)	26.45	36.31	21,166	2.22(g)	2.22(g)	0.06	15
Class C
1/31/2011	12.18	0.01	4.66	4.67	(0.08)	—	(0.03)	(0.11)	16.74	38.41	9,536	2.15(f)	2.15(f)	0.08	9
1/31/2010	8.30	0.18	3.81	3.99	(0.11)	—	—	(0.11)	12.18	48.61	8,059	2.25	2.39	1.84	22
1/31/2009	16.97	0.22	(8.26)	(8.04)	(0.23)	(0.40)	—	(0.63)	8.30	(49.24)	7,248	2.25	2.27	1.52	30
1/31/2008	26.49	0.12	(6.82)	(6.70)	(0.15)	(2.67)	—	(2.82)	16.97	(25.70)	17,769	2.21	2.22	0.54	24
1/31/2007	20.80	0.02	7.24	7.26	(0.04)	(1.53)	—	(1.57)	26.49	36.32	29,694	2.23(g)	2.23(g)	0.08	15
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.01% for Class A, B and C.
(g)	Includes fee/expense recovery of 0.04% for Class A, B and C.

105

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions(b)	Redemption fees(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2010	$9.54	$0.05(g)	$1.58	$1.63	$(0.05)	$—	$(0.05)	$—	$11.12	17.14	$753,518	1.16	1.16	0.52(g)	146
12/31/2009	7.66	0.05	1.88	1.93	(0.05)	—	(0.05)	—	9.54	25.19	693,386	1.19	1.19	0.69	170
12/31/2008	13.01	0.09	(4.94)	(4.85)	(0.06)	(0.44)	(0.50)	0.00(h)	7.66	(38.36)	796,146	1.10	1.10	0.83	211
12/31/2007	10.70	0.05	3.54	3.59	(0.13)	(1.15)	(1.28)	0.00	13.01	34.42	826,867	1.17	1.17	0.45	179
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)	0.00	10.70	8.52	679,897	1.16	1.16	0.76	171
Class B
12/31/2010	8.61	(0.02)(g)	1.42	1.40	(0.00)	—	(0.00)	—	10.01	16.26	9,934	1.91	1.91	(0.28)(g)	146
12/31/2009	6.92	(0.01)	1.70	1.69	—	—	—	—	8.61	24.42	12,401	1.94	1.94	(0.11)	170
12/31/2008	11.81	(0.00)	(4.45)	(4.45)	(0.00)	(0.44)	(0.44)	0.00(h)	6.92	(38.90)	13,971	1.85	1.85	(0.03)	211
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)	0.00	11.81	33.41	32,297	1.92	1.92	(0.34)	179
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00	9.84	7.83	43,032	1.91	1.91	0.02	171
Class C
12/31/2010	8.57	(0.02)(g)	1.41	1.39	(0.00)	—	(0.00)	—	9.96	16.22	81,291	1.91	1.91	(0.23)(g)	146
12/31/2009	6.89	(0.01)	1.69	1.68	(0.00)	—	(0.00)	—	8.57	24.42	75,098	1.95	1.95	(0.14)	170
12/31/2008	11.79	0.02	(4.46)	(4.44)	(0.02)	(0.44)	(0.46)	0.00(h)	6.89	(38.85)	59,544	1.85	1.85	0.17	211
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)	0.00	11.79	33.47	19,753	1.93	1.93	(0.24)	179
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00	9.84	7.72	8,688	1.90	1.90	0.04	171
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend net investment income (loss) per share would have been $0.02, $(0.05) and $(0.05) for Class A, Class B and Class C Shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)% and (0.52)% for Class A, Class B and Class C Shares, respectively.
(h)	Effective June 2, 2008, redemption fees were eliminated.

106

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions	Increase from regulatory settlements	Redemption fees(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
HANSBERGER INTERNATIONAL FUND
Class A
12/31/2010	$15.84	$0.09	$1.28	$1.37	$(0.14)	$—	$—	$(0.14)	$0.01	$—	$17.08	8.70	$78,367	1.67	1.67	0.57	39
12/31/2009	10.88	0.09	4.79	4.88	(0.01)	—	—	(0.01)	0.09	—	15.84	45.82	83,183	1.69	1.69	0.71	46
12/31/2008	22.17	0.26	(10.63)	(10.37)	(0.15)	(0.68)	(0.09)	(0.92)	—	0.00(g)	10.88	(47.63)	60,091	1.49	1.49	1.48	47
12/31/2007	21.50	0.18	3.29	3.47	(0.40)	(2.40)	—	(2.80)	—	0.00	22.17	16.38	128,224	1.45	1.45	0.79	47
12/31/2006	19.88	0.16	4.51	4.67	(0.35)	(2.70)	—	(3.05)	—	0.00	21.50	24.08	112,814	1.49	1.49	0.75	49
Class B
12/31/2010	14.12	(0.02)	1.13	1.11	(0.04)	—	—	(0.04)	0.01	—	15.20	7.93	6,347	2.42	2.42	(0.17)	39
12/31/2009	9.76	0.00	4.27	4.27	—	—	—	—	0.09	—	14.12	44.67	9,157	2.44	2.44	0.01	46
12/31/2008	19.88	0.12	(9.48)	(9.36)	(0.03)	(0.68)	(0.05)	(0.76)	—	0.00(g)	9.76	(48.03)	9,328	2.23	2.23	0.72	47
12/31/2007	19.51	0.01	2.98	2.99	(0.22)	(2.40)	—	(2.62)	—	0.00	19.88	15.63	29,770	2.20	2.20	0.06	47
12/31/2006	18.27	0.01	4.11	4.12	(0.18)	(2.70)	—	(2.88)	—	0.00	19.51	23.15	33,016	2.25	2.25	0.03	49
Class C
12/31/2010	14.03	(0.02)	1.12	1.10	(0.04)	—	—	(0.04)	0.01	—	15.10	7.91	13,078	2.42	2.42	(0.17)	39
12/31/2009	9.70	(0.00)	4.24	4.24	—	—	—	—	0.09	—	14.03	44.64	13,956	2.44	2.44	(0.03)	46
12/31/2008	19.81	0.11	(9.43)	(9.32)	(0.03)	(0.68)	(0.08)	(0.79)	—	0.00(g)	9.70	(48.00)	11,010	2.24	2.24	0.73	47
12/31/2007	19.48	0.01	2.97	2.98	(0.25)	(2.40)	—	(2.65)	—	0.00	19.81	15.54	26,414	2.20	2.20	0.04	47
12/31/2006	18.28	0.00	4.11	4.11	(0.21)	(2.70)	—	(2.91)	—	0.00	19.48	23.14	23,541	2.25	2.25	0.01	49
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 2, 2008, redemption fees were eliminated.

107

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Increase from regulatory settlements(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2010	$12.58	$0.05	$1.60	$1.65	$(0.06)	$(0.06)	$—	$14.17	13.08	$118,938	1.30	1.39	0.36	32
12/31/2009	8.77	0.05(g)	3.81	3.86	(0.05)	(0.05)	0.00	12.58	44.03	113,309	1.30	1.50	0.53	131
12/31/2008	14.97	0.13	(6.20)	(6.07)	(0.13)	(0.13)	—	8.77	(40.45)	85,761	1.28	1.28	1.04	38
12/31/2007	15.49	0.05	(0.48)(h)	(0.43)	(0.09)	(0.09)	—	14.97	(2.94)	172,468	1.28(i)(j)	1.28(i)	0.35	30
12/31/2006	13.33	0.06	2.13	2.19	(0.03)	(0.03)	—	15.49	16.50	195,714	1.30	1.30	0.44	23
Class B
12/31/2010	11.65	(0.05)	1.48	1.43	(0.01)	(0.01)	—	13.07	12.31	5,614	2.05	2.13	(0.40)	32
12/31/2009	8.16	(0.02)(g)	3.52	3.50	(0.01)	(0.01)	0.00	11.65	42.88	7,864	2.05	2.25	(0.22)	131
12/31/2008	13.84	0.03	(5.70)	(5.67)	(0.01)	(0.01)	—	8.16	(40.87)	8,191	2.03	2.04	0.25	38
12/31/2007	14.39	(0.06)	(0.45)(h)	(0.51)	(0.04)	(0.04)	—	13.84	(3.68)	23,916	2.04(i)(j)	2.04(i)	(0.44)	30
12/31/2006	12.48	(0.04)	1.98	1.94	(0.03)	(0.03)	—	14.39	15.61	42,894	2.05	2.07	(0.33)	23
Class C
12/31/2010	11.61	(0.05)	1.47	1.42	(0.01)	(0.01)	—	13.02	12.26	7,399	2.05	2.14	(0.39)	32
12/31/2009	8.13	(0.02)(g)	3.51	3.49	(0.01)	(0.01)	0.00	11.61	42.91	7,208	2.05	2.25	(0.22)	131
12/31/2008	13.82	0.03	(5.69)	(5.66)	(0.03)	(0.03)	—	8.13	(40.90)	6,222	2.03	2.03	0.26	38
12/31/2007	14.37	(0.06)	(0.45)(h)	(0.51)	(0.04)	(0.04)	—	13.82	(3.69)	15,616	2.04(i)(j)	2.04(i)	(0.41)	30
12/31/2006	12.46	(0.04)	1.98	1.94	(0.03)	(0.03)	—	14.37	15.64	18,089	2.05	2.06	(0.32)	23
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend of $0.01 per share.
(h)	Includes a litigation payment of $0.02 per share.
(i)	Includes fee/expense recovery of 0.00%, 0.02% and 0.01% for Class A, B and C, respectively.
(j)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

108

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)(b)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment income(%)(e)	Portfolio turnover rate(%)
NATIXIS INCOME DIVERSIFIED PORTFOLIO
Class A
12/31/2010	$9.22	$0.34	$1.18	$1.52	$(0.33)	$—	$(0.33)	$10.41	16.73	$35,787	1.19	1.19	3.51	28
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)	9.22	33.32	33,796	1.21	1.21	4.67	22
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)	7.18	(25.26)	31,709	1.09	1.10	5.10	23
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)	10.26	(2.80)	54,733	1.08(f)	1.09(f)	3.76	50
12/31/2006	10.07	0.29	1.12	1.41	(0.32)	(0.01)	(0.33)	11.15	14.24	37,117	1.25	1.30	2.72	52
Class C
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)	10.39	15.90	27,355	1.94	1.94	2.76	28
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)	9.20	32.24	25,301	1.96	1.96	3.90	22
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)	7.17	(25.78)	30,336	1.84	1.84	4.30	23
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)	10.24	(3.52)	70,179	1.83(f)	1.84(f)	3.00	50
12/31/2006	10.07	0.22	1.09	1.31	(0.25)	(0.01)	(0.26)	11.12	13.33	49,027	2.00	2.05	2.02	52
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Portfolio’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.01%.

109

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to average net assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
NATIXIS OAKMARK GLOBAL FUND
Class A
12/31/2010(g)	$10.00	$(0.00)	$0.15	$0.15	$—	$—	$—	$10.15	1.50	$5,078	1.40	23.55	(0.35)	0(h)
Class C
12/31/2010(g)	10.00	(0.00)	0.16	0.16	—	—	—	10.16	1.50	314	2.15	29.67	(0.32)	0(h)
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the period December 15, 2010 (inception) through December 31, 2010.
(h)	Amount rounds to less than 1%.

110

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to average net assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
NATIXIS OAKMARK INTERNATIONAL FUND
Class A
12/31/2010(g)	$10.00	$0.00	$0.16	$0.16	$(0.00)	$—	$(0.00)	$10.16	1.62	$5,487	1.45	22.77	0.23	0(h)
Class C
12/31/2010(g)	10.00	(0.00)	0.15	0.15	(0.00)	—	(0.00)	10.15	1.52	700	2.20	25.08	(0.08)	0(h)
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the period December 15, 2010 (inception) through December 31, 2010.
(h)	Amount rounds to less than 1%.

111

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Increase from regulatory settlements(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(e)	Net investment income (loss)(%)(e)	Portfolio turnover rate(%)
NATIXIS U.S. MULTI-CAP EQUITY FUND
Class A
12/31/2010	$20.68	$0.03(g)	$4.50	$4.53	$(0.04)	$—	$(0.04)	$0.00	$25.17	21.90	$314,384	1.40	1.50	0.14(g)	79
12/31/2009	15.16	(0.01)	5.53	5.52	—	—	—	—	20.68	36.41	280,846	1.40	1.56	(0.05)	115
12/31/2008	25.76	0.02(h)	(10.20)	(10.18)	—	(0.42)	(0.42)	—	15.16	(40.05)	228,549	1.43	1.43	0.08	110
12/31/2007	22.94	(0.06)	3.19	3.13	—	(0.31)	(0.31)	—	25.76	13.69	407,228	1.47	1.47	(0.24)	82
12/31/2006	20.17	0.04	2.73	2.77	—	—	—	—	22.94	13.68	393,430	1.46	1.46	0.17	83
Class B
12/31/2010	17.85	(0.12)(g)	3.87	3.75	—	—	—	0.00	21.60	21.01	28,787	2.15	2.25	(0.66)(g)	79
12/31/2009	13.19	(0.12)	4.78	4.66	—	—	—	—	17.85	35.33	37,406	2.15	2.31	(0.80)	115
12/31/2008	22.63	(0.13)(h)	(8.89)	(9.02)	—	(0.42)	(0.42)	—	13.19	(40.47)	40,868	2.18	2.19	(0.70)	110
12/31/2007	20.33	(0.22)	2.83	2.61	—	(0.31)	(0.31)	—	22.63	12.83	119,028	2.21	2.21	(1.00)	82
12/31/2006	18.01	(0.11)	2.43	2.32	—	—	—	—	20.33	12.88	147,819	2.22	2.22	(0.60)	83
Class C
12/31/2010	17.86	(0.12)(g)	3.87	3.75	—	—	—	0.00	21.61	21.00	30,912	2.15	2.25	(0.62)(g)	79
12/31/2009	13.19	(0.12)	4.79	4.67	—	—	—	—	17.86	35.41	28,580	2.15	2.31	(0.80)	115
12/31/2008	22.65	(0.13)(h)	(8.91)	(9.04)	—	(0.42)	(0.42)	—	13.19	(40.53)	24,079	2.18	2.18	(0.68)	110
12/31/2007	20.36	(0.22)	2.82	2.60	—	(0.31)	(0.31)	—	22.65	12.82	47,239	2.22	2.22	(0.99)	82
12/31/2006	18.03	(0.11)	2.44	2.33	—	—	—	—	20.36	12.87	46,064	2.22	2.22	(0.59)	83
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Includes non-recurring dividends. Without this dividend net investment income loss per share would have been $(0.04), $(0.18), and (0.18) for Class A, Class B and Class C Shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)% and (0.94)% for Class A, Class B and Class C Shares, respectively.
(h)	Includes a non-recurring dividend of $0.02 per share.

112

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Increase from regulatory settlements	Redemption fees(b)	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2010	$22.31	$(0.01)	$5.27	$5.26	$—	$(4.90)	$(4.90)	$0.02	$—	$22.69	23.67	$267,192	1.41	1.41	(0.03)	80
12/31/2009	17.42	0.05(g)	4.88	4.93	(0.04)	—	(0.04)	—	—	22.31	28.30	322,961	1.45	1.49	0.27	102
12/31/2008	22.11	0.03	(4.69)	(4.66)	—	(0.03)	(0.03)	—	0.00(h)	17.42	(21.11)	171,875	1.45	1.51	0.13	124
12/31/2007	20.90	(0.02)	1.23	1.21	—	—	—	—	0.00	22.11	5.84	103,719	1.49	1.57	(0.11)	78
12/31/2006	17.69	(0.05)	3.26	3.21	—	—	—	—	0.00	20.90	18.09	85,285	1.59	1.59	(0.28)	88
Class B
12/31/2010	20.06	(0.17)	4.72	4.55	—	(4.90)	(4.90)	0.02	—	19.73	22.78	7,996	2.16	2.16	(0.78)	80
12/31/2009	15.76	(0.09)(g)	4.39	4.30	—	—	—	—	—	20.06	27.28	10,630	2.20	2.24	(0.56)	102
12/31/2008	20.15	(0.14)	(4.22)	(4.36)	—	(0.03)	(0.03)	—	0.00(h)	15.76	(21.67)	11,788	2.20	2.26	(0.78)	124
12/31/2007	19.19	(0.17)	1.13	0.96	—	—	—	—	0.00	20.15	5.06	25,076	2.24	2.31	(0.84)	78
12/31/2006	16.36	(0.20)	3.03	2.83	—	—	—	—	0.00	19.19	17.24	32,606	2.37	2.37	(1.10)	88
Class C
12/31/2010	20.07	(0.16)	4.71	4.55	—	(4.90)	(4.90)	0.02	—	19.74	22.78	38,855	2.16	2.16	(0.76)	80
12/31/2009	15.76	(0.08)(g)	4.39	4.31	—	—	—	—	—	20.07	27.35	39,238	2.20	2.24	(0.48)	102
12/31/2008	20.16	(0.13)	(4.24)	(4.37)	—	(0.03)	(0.03)	—	0.00(h)	15.76	(21.71)	21,861	2.20	2.26	(0.68)	124
12/31/2007	19.19	(0.17)	1.14	0.97	—	—	—	—	0.00	20.16	5.05	21,765	2.24	2.32	(0.85)	78
12/31/2006	16.37	(0.19)	3.01	2.82	—	—	—	—	0.00	19.19	17.23	18,186	2.35	2.35	(1.04)	88
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend of $0.03 per share.
(h)	Effective June 2, 2008, redemption fees were eliminated.

113

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions	Net asset value, end of the period	Total return(%)(c)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(f)	Net investment income (loss)(%)(f)	Portfolio turnover rate(%)
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2010	$12.46	$0.08(g)	$2.36	$2.44	$(0.07)	$(0.02)	$(0.06)	$(0.15)	$14.75	19.64	$11,268	1.40	1.69	0.62(g)	143
12/31/2009	9.60	0.09	2.88	2.97	(0.04)	(0.07)	—	(0.11)	12.46	30.98	3,645	1.40	5.24	0.79	45
12/31/2008(h)	10.00	0.03	(0.41)	(0.38)	(0.02)	—	—	(0.02)	9.60	(3.75)	16	1.40	39.61	1.92	12
Class C
12/31/2010	12.39	(0.03)(g)	2.36	2.33	(0.04)	(0.02)	(0.03)	(0.09)	14.63	18.85	824	2.15	2.46	(0.23)(g)	143
12/31/2009	9.59	(0.02)	2.89	2.87	(0.00)	(0.07)	—	(0.07)	12.39	30.01	370	2.15	8.54	(0.14)	45
12/31/2008(h)	10.00	0.02	(0.41)	(0.39)	(0.02)	—	—	(0.02)	9.59	(3.90)	41	2.15	40.36	1.62	12
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes non-recurring dividends. Without this dividend net investment income (loss) per share would have been $0.01 and $(0.09) for Class A and Class C Shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07% and (0.74)% for Class A and Class C Shares, respectively.
(h)	For the period October 31, 2008 (inception) through December 31, 2008.

114

Financial Performance

For a share outstanding throughout each period.
		Income from Investment Operations:			Less Distributions:						Ratios to average net assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)(b)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(d)	Net investment income (loss)(%)(d)	Portfolio turnover rate(%)
WESTPEAK ACTIVEBETA® EQUITY FUND
Class A
12/31/2010(f)	$10.00	$0.04	$1.39	$1.43	$(0.05)	$—	$(0.05)	$11.38	14.28	$1	1.20	5.55	0.90	34
Class C
12/31/2010(f)	$10.00	0.01	1.38	1.39	(0.01)	—	(0.01)	11.38	13.94	1	1.95	6.31	0.14	34
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)
The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	For the period July 30, 2010 (inception) through December 31, 2010.

115

Glossary of TermsAmerican Depositary Receipts (ADRs) — Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.Bottom-up approach — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year.Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade.Debt-to-Total Capital Ratio — Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company’s reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Discounted price — The difference between a bond’s current market price and its face or redemption value. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Dividend yield — The current or estimated annual dividend divided by the market price per share of a security.Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates.Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise. Equity Securities — Securities that may include common stocks, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. European Depositary Receipts (EDRs) — Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities. FFO Multiple — The price per share of a REIT divided by its Funds from Operations (“FFO”). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring. Fundamental analysis — An analysis of the financials and operations of a company in order to value the securities of the company. Fundamental analysis considers, among other things, assets, liabilities, earnings, sales, products, management and markets. By appraising a company’s prospects, analysts using such an approach seeks to determine whether a particular stock or group of stocks is undervalued or overvalued at its current market price. Global Depositary Receipts (GDRs) — Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio.Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

117

Glossary of Terms

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Price-to-book ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio). Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid.Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance. Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume, price studies and similar factors. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract. Top-down approach — The method in which an investor first looks at trends in the general economy, next selects industries and then companies that the investor believes should benefit from those trends.Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Value investing — An investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

118

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If you would like more information about the Funds, the following documents are available free upon request:Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ga.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents:In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Investment Company Act File No. 811-04323
Investment Company Act File No. 811-00242
Investment Company Act File No. 811-09945
 XS51-0511

Prospectus May 1, 2011
Class Y
Absolute Asia Dynamic Equity Fund	DEFYX
AEW Real Estate Fund	NRFYX
CGM Advisor Targeted Equity Fund	NEGYX
Hansberger International Fund
Harris Associates Large Cap Value Fund	NEOYX
Natixis U.S. Multi-Cap Equity Fund (formerly named Natixis U.S. Diversified Portfolio)	NESYX
Vaughan Nelson Small Cap Value Fund	NEJYX
Vaughan Nelson Value Opportunity Fund	VNVYX
Westpeak ActiveBeta® Equity Fund	WABYX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Absolute Asia Dynamic Equity Fund	1
AEW Real Estate Fund	5
CGM Advisor Targeted Equity Fund	9
Hansberger International Fund	13
Harris Associates Large Cap Value Fund	18
Natixis U.S. Multi-Cap Equity Fund	22
Vaughan Nelson Small Cap Value Fund	28
Vaughan Nelson Value Opportunity Fund	32
Westpeak ActiveBeta®Equity Fund	36
Investment Goals, Strategies and Risks	39
More Information About the Funds	39
Absolute Asia Dynamic Equity Fund	39
AEW Real Estate Fund	42
CGM Advisor Targeted Equity Fund	44
Hansberger International Fund	46
Harris Associates Large Cap Value Fund	49
Natixis U.S. Multi-Cap Equity Fund	51
Vaughan Nelson Small Cap Value Fund	56
Vaughan Nelson Value Opportunity Fund	59
Westpeak ActiveBeta®Equity Fund	61
Management Team	63
Meet the Funds’ Investment Advisers and Subadvisers	63
Meet the Funds’ Portfolio Managers	65
Fund Services	67
Compensation to Securities Dealers	67
It’s Easy to Open an Account	68
Buying Shares	69
Selling Shares	70
Selling Shares in Writing	71
Exchanging Shares	71
Restrictions on Buying, Selling and Exchanging Shares	72
How Fund Shares Are Priced	74
Dividends and Distributions	75
Tax Consequences	75
Financial Performance	77
Glossary of Terms	86
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Absolute Asia Dynamic Equity Fund
Investment GoalThe Fund seeks to maximize total return.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	1.00%
Other expenses (restated to reflect current expenses)	5.43%
Total annual fund operating expenses	6.43%
Fee waiver and/or expense reimbursement/1/	4.93%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$153
3 years	$1,465
5 years	$2,739
10 years	$5,770
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.50% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.50% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

1

Fund Summary

Investments, Risks and Performance Principal Investment StrategiesUnder normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of issuers domiciled or principally operating throughout Asia (excluding Japan). The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund.The Fund expects to invest in a stock portfolio, which normally will consist of equity securities of approximately 30 to 40 issuers domiciled or principally operating in countries in Asia, which may include, among others, Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. Depending on the fund’s size, the Fund may invest in more or less than the aforementioned number of issuers. The Fund may invest in companies with any market capitalization although, at times, it may focus its investments in small-capitalization companies. Currently, the Fund defines a small-capitalization company as one whose market capitalization at the time of purchase is $1 billion or less. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities, and other equity-like interests in an issuer.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, REITs or other trusts and other similar securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Real Estate Risk: Investments in the real estate industry, including REITs, are particularly senitive to economic downturns, sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

2

Fund Summary

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Special Considerations Regarding Asia: The Asian countries in which the Fund may invest include countries in all stages of economic development. Many Asian economies are characterized by overextension of credit; frequent currency fluctuations, devaluations and restrictions; rising unemployment; rapid fluctuation in, among other things, inflation; reliance on exports; and less efficient markets. Currency devaluations in any one country in the region may have a significant effect on currencies and economies throughout the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Recently, the securities markets of many Asian countries have suffered significant downturns as well as significant volatility. Social, political and economic conditions in one Asian country could significantly affect the markets or economy of the entire region. Similarly, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in other Asian countries. Risk/Return Bar Chart and Table Because the Fund has not been in existence for a full calendar year, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserAbsolute Asia Asset Management Limited (“Absolute Asia”)Portfolio ManagersBill Sung, Director, Chief Executive Officer and Chief Investment Officer of Absolute Asia, has served as co-portfolio manager of the Fund since February 2010.Joyce Toh, CFA and Fund Manager of Absolute Asia, has served as co-portfolio manager of the Fund since February 2010.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

3

Fund Summary

The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Fund Summary

AEW Real Estate Fund
Investment GoalThe Fund seeks to provide investors with above-average income and long-term growth of capital.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.80%
Other expenses	0.36%
Total annual fund operating expenses	1.16%
Fee waiver and/or expense reimbursement/1/	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.16%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$118
3 years	$368
5 years	$638
10 years	$1,409
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25% of the Fund’s average daily net assets for Class Y shares exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

5

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations.AEW Capital Management, L.P. (“AEW”) employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value.When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform different from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Real Estate Risk: Because the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

6

Fund Summary

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Second Quarter 2009, 33.08%
Lowest Quarterly Return: Fourth Quarter 2008, -38.15%
The Fund’s Class Y shares total return year to date as of March 31, 2011 was 6.24%.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
AEW Real Estate Fund Class Y – Return Before Taxes	27.82%	3.03%	11.10%
Return After Taxes on Distributions	27.27%	1.66%	9.35%
Return After Taxes on Distributions & Sales of Fund Shares	18.06%	2.20%	9.05%
MSCI US REIT Index	28.48%	2.99%	10.57%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserAEW Capital Management, L.P.Portfolio ManagerMatthew A. Troxell, CFA, Managing Director of AEW, has served as senior portfolio manager of the Fund since December 2000. Jeffrey P. Caira, Director of AEW, has served as co-portfolio manager of the Fund since August 2003. J. Hall Jones, Jr., CFA, Director of AEW, has served as co-portfolio manager of the Fund since January 2006. Roman Ranocha, CFA, Director of AEW, has served as co-portfolio manager of the Fund since January 2006. Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

7

Fund Summary

  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Fund Summary

CGM Advisor Targeted Equity Fund
Investment GoalThe Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.69%
Other expenses	0.22%
Total annual fund operating expenses	0.91%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$93
3 years	$290
5 years	$504
10 years	$1,120
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments, including common stocks. The Fund will generally invest in a focused portfolio of common stocks of large-capitalization companies that the Fund’s adviser, Capital Growth Management Limited Partnership (“CGM”), expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small-capitalization companies.

9

Fund Summary

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Well-established, with records of above-average growth
  Promise of maintaining their leadership positions in their respective industries
  Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
  It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
  CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
  CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
  CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
  Invest a significant portion of its assets in a single industry sector.
  Invest in foreign securities, including those in emerging markets.
  Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
  Invest in real estate investment trusts (“REITs”).
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the adviser’s assessment of the prospects for a company’s growth is wrong, or if the adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of the other investment companies in which it invests in addition to its own expenses.Key Personnel Risk: If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the

10

Fund Summary

properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Fourth Quarter 2001, 17.87%
Lowest Quarterly Return: Fourth Quarter 2008, -24.19%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
CGM Advisor Targeted Equity Fund Class Y – Return Before Taxes	17.39%	6.00%	4.15%
Return After Taxes on Distributions	17.26%	5.03%	3.65%
Return After Taxes on Distributions & Sales of Fund Shares	11.47%	4.81%	3.41%
S&P 500 Index	15.06%	2.29%	1.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserCapital Growth Management Limited PartnershipPortfolio ManagerG. Kenneth Heebner, CFA, senior portfolio manager of CGM, has served as portfolio manager of the Fund since 1976.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.

11

Fund Summary

  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Fund Summary

Hansberger International Fund
Investment GoalThe Fund seeks long-term growth of capital.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.80%
Other expenses*	0.63%
Total annual fund operating expenses	1.43%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$146
3 years	$452
5 years	$782
10 years	$1,713
*	Other expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“acquired fund fees and expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest a significant portion of its net assets in equity securities of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, Asia and the Americas.

13

Fund Summary

The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including government bonds as well as below investment-grade fixed-income securities (commonly known as “junk bonds”).
Subject to the allocation policy adopted by the Board of Trustees, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) generally allocates capital invested in the Fund equally between its two segments, which are managed by Hansberger Global Investors, Inc. (“Hansberger”) as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  High secular growth
  Superior profitability
  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
  Securities are selected on the basis of fundamental company-by-company analysis.
  In choosing equity investments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.
  In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
  Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks, economic and market conditions, the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management. Hansberger expects to invest in securities across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the Fund is fully invested and a better investment opportunity arises.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently

14

Fund Summary

from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Price Volatility Risk: The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. These prices change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund’s Class A shares, which are not offered through this prospectus. Class Y shares would have had substantially similar returns because they were invested in the same portfolio of securities as Class A shares and would only differ to the extent the classes did not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.
Highest Quarterly Return: Second Quarter 2009, 29.29%
Lowest Quarterly Return: Fourth Quarter 2008, -25.16%
MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The return information for the index includes both price performance and income from dividend payments, but does not include tax credits.

15

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Hansberger International Fund Class A – Return Before Taxes	2.43%	2.48%	4.66%
Return After Taxes on Distributions	2.47%	1.37%	4.05%
Return After Taxes on Distributions & Sales of Fund Shares	1.90%	2.00%	3.98%
MSCI EAFE Index	8.21%	2.94%	3.94%
MSCI ACWI ex USA	11.60%	5.29%	5.97%
Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown above for the periods prior to March 1, 2004 reflect results achieved by the previous subadvisers using different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserHansberger Global Investors, Inc.Portfolio ManagersTrevor Graham, CFA, Senior Vice President of Hansberger, has served as co-manager of the international growth segment of the Fund since 2005.Ronald Holt, CFA, CEO and Co-CIO of Hansberger, has served as co-manager of the international value segment of the Fund since 2003. Barry A. Lockhart, CFA, Deputy Managing Director - Canada, of Hansberger, has served as co-manager of the international growth segment of the Fund since 2002.Moira McLachlan, CFA, Senior Vice President - Research, has served as co-manager of the international value segment of the Fund since May 2011. Lauretta (Retz) Reeves, CFA, Co-CIO - Value Team, of Hansberger, has served as co-manager of the international value segment of the Fund since 2003.Patrick H. Tan, Senior Vice President - Research, of Hansberger, has served as co-manager of the international growth segment of the Fund since 2002.Thomas R.H. Tibbles, CFA, CIO Growth Team and Managing Director - Canada, of Hansberger, has served as co-manager of the international growth segment of the Fund since 2002.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

16

Fund Summary

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

Fund Summary

Harris Associates Large Cap Value Fund
Investment GoalThe Fund seeks opportunities for long-term capital growth and income.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.70%
Other expenses	0.44%
Total annual fund operating expenses	1.14%
Fee waiver and/or expense reimbursement/1/	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$107
3 years	$353
5 years	$619
10 years	$1,378
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05% of the Fund’s average daily net assets for Class Y shares exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.05% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

18

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-capitalization companies. While the market capitalization range for this index fluctuates, at March 31, 2011, it was $209 million to $419 billion. Harris Associates L.P. (“Harris Associates”) uses a value investment philosophy in selecting equity securities, including common stocks. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives. Harris Associates usually sells a stock when the price approaches its estimated worth or the company’s fundamentals change. Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks. The Fund may also invest in foreign securities traded in U.S. markets (through depositary receipt programs such as American Depositary Receipts (“ADRs”) or non-U.S. stocks traded in U.S. markets). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

19

Fund Summary

Highest Quarterly Return: Second Quarter 2009, 24.26%
Lowest Quarterly Return: Fourth Quarter 2008, -26.95%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Harris Associates Large Cap Value Fund Class Y – Return Before Taxes	13.47%	2.23%	1.01%
Return After Taxes on Distributions	13.36%	2.10%	0.94%
Return After Taxes on Distributions & Sales of Fund Shares	8.89%	1.89%	0.85%
Russell 1000 Value Index	15.51%	1.28%	3.26%
The Fund’s current subadviser assumed that function on July 1, 2002. The performance results shown above, for the periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserHarris Associates L.P.Portfolio ManagersEdward S. Loeb, CFA, portfolio manager of Harris Associates, has served as co-manager of the Fund since 2002.Michael J. Mangan, CFA, portfolio manager of Harris Associates, has served as co-manager of the Fund since 2002.Diane L. Mustain, CFA, portfolio manager of Harris Associates, has served as co-manager of the Fund since 2005.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.

20

Fund Summary

  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Fund Summary

Natixis U.S. Multi-Cap Equity Fund(formerly Natixis U.S. Diversified Portfolio)
Investment GoalThe Fund seeks long-term growth of capital.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses[1](expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.80%
Other expenses	0.34%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses	1.18%
Fee waiver and/or expense reimbursement2*	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement*	1.09%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$111
3 years	$366
5 years	$640
10 years	$1,424
1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of June 1, 2011, as if such reduction had been in effect during the fiscal year ended December 31, 2010. The information has been restated to better reflect anticipated expenses of the Fund.
2	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05% of the Fund’s average daily net assets for Class Y shares exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.05% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
*	The Fund’s fee waiver and/or expense reimbursement and total annual fund operating expenses after fee waiver and/or reimbursement have been restated to reflect current expense cap arrangements.

22

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund ordinarily invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund uses a multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments. The segments and their subadvisers are listed below.
  Harris Associates—Under normal circumstances, the segment of the Fund managed by Harris Associates L.P. (“Harris Associates”) will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise and monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.
  Loomis Sayles - Large Cap Growth segment—Under normal circumstances, the Large Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment focuses on stocks of large-capitalization companies, but the segment may invest in companies of any size. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles - Mid Cap Growth segment—Under normal circumstances, the Mid Cap Growth segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of mid-capitalization companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles – Small/Mid Core segment—Under normal circumstances, the Small/Mid Core segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. Although the market capitaliation range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) generally allocates capital invested in the Fund equally (i.e., 25%) among its four segments. Under the allocation policy, Natixis Advisors may also allocate capital away from or towards one or more segments from time to time and may reallocate capital among the segments. Each subadviser manages its segment (or segments, in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy. The Fund may also:
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Invest in convertible preferred stock and convertible debt securities.
  Invest in real estate investment trusts (“REITs”).
  Invest in fixed-income securities, including U.S. government bonds and below-investment grade fixed income securities.

23

Fund Summary

  Hold securities of foreign issuers traded over-the-counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
  Invest in options and enter into futures, swap contracts and currency transactions.
  Invest in equity securities of Canadian issuers.
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation. Derivatives Risk: Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as options, futures, swap transactions and currency transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the inital margin required to initiate derivative positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Although the Fund’s subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Leverage Risk: This is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

24

Fund Summary

Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of several broad measures of market performance. The Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks. The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Third Quarter 2009, 17.90%
Lowest Quarterly Return: Fourth Quarter 2008, -24.12%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Natixis U.S. Multi-Cap Equity Fund Class Y – Return Before Taxes	22.21%	5.51%	4.45%
Return After Taxes on Distributions	22.14%	5.41%	4.39%
Return After Taxes on Distributions & Sales of Fund Shares	14.52%	4.75%	3.88%
S&P 500 Index	15.06%	2.29%	1.41%
Wilshire 4500 Index	28.43%	5.44%	6.14%
S&P MidCap 400 Index	26.64%	5.74%	7.16%
The Fund uses multiple subadvisers. The performance results shown above reflect results achieved by previous subadvisers using different investment strategies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes.

25

Fund Summary

ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.Subadvisers Harris Associates L.P. and Loomis, Sayles & Company, L.P. Portfolio Managers Harris Associates Edward S. Loeb, CFA, portfolio manager of Harris Associates, has served as co-manager of the Harris Associates segment of the Fund since 2000.Michael J. Mangan, CFA, CPA, portfolio manager of Harris Associates, has served as co-manager of the Harris Associates segment of the Fund since 2005.Diane L. Mustain, CFA, portfolio manager of Harris Associates, has served as co-manager of the Harris Associates segment of the Fund since 2005.Loomis Sayles Philip C. Fine, Vice President of Loomis Sayles, has served as manager of the Loomis Sayles Mid Cap Growth segment of the Fund since 2001. Joseph R. Gatz, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Small/Mid Core segment of the Fund since 2000. Aziz V. Hamzaogullari, Vice President of Loomis Sayles, has served as manager of the Loomis Sayles Large Cap Growth segment of the Fund since 2011. Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

26

Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Fund Summary

Vaughan Nelson Small Cap Value Fund
Investment GoalThe Fund seeks capital appreciation.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.90%
Other expenses	0.26%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.18%
Fee waiver and/or expense reimbursement/1/	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.18%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$120
3 years	$375
5 years	$649
10 years	$1,432
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.20% of the Fund’s average daily net assets for Class Y shares exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.20% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

28

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of “small-cap companies.” Currently, the Fund defines a small-cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. While the market capitalization range for the Russell 2000 Value Index fluctuates, at March 31, 2011, it was $8 million to $5 billion. The Fund may, however, invest in companies with large capitalizations. Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) invests in small-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.
  Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
  Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in real estate investment trusts (“REITs”).
  Invest in securities offered in initial public offerings (“IPOs”).
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them.

29

Fund Summary

Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small-Cap Companies Risk: Small-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of larger companies. Stocks of small-cap companies may therefore be more vulnerable to adverse developments than those of larger companies.Risk/Return Bar Chart and Table The bar chart and table shown below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the one-year and life-of-class periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Third Quarter 2009, 18.63%
Lowest Quarterly Return: Fourth Quarter 2008, -16.31%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Life of Class (8/31/06)
Vaughan Nelson Small Cap Value Fund Class Y – Return Before Taxes	24.00%	9.36%
Return After Taxes on Distributions	18.95%	8.29%
Return After Taxes on Distributions & Sales of Fund Shares	18.21%	7.74%
Russell 2000 Value Index	24.50%	8.42%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes.

30

Fund Summary

ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserVaughan Nelson Investment Management, L.P.Portfolio ManagersChris D. Wallis, CFA, senior portfolio manager of Vaughan Nelson, has served as co-manager of the Fund since 2004.Scott J. Weber, portfolio manager of Vaughan Nelson, has served as co-manager of the Fund since 2004. Purchase and Sale of Fund SharesThe Vaughan Nelson Small Cap Value Fund is closed to new investors. For more information please see the section “It’s Easy to Open an Account” in the Prospectus. Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

31

Fund Summary

Vaughan Nelson Value Opportunity Fund
Investment GoalThe Fund seeks long-term capital appreciation.Fund Fees & ExpensesThe following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.80%
Other expenses	0.63%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.45%
Fee waiver and/or expense reimbursement/1/	0.28%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.17%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$119
3 years	$431
5 years	$766
10 years	$1,711
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.15% of the Fund’s average daily net assets for Class Y shares exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.15% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.

32

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have a market capitalization either within the capitalization range of the Russell Midcap Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap Index, or is $15 billion or less. While the market capitalization range for the Russell Midcap Value Index fluctuates, at March 31, 2011, it was $192 million to $19 billion. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations. Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) invests in medium-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.
  Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.
  Vaughan Nelson uses fundamental analysis to construct a portfolio that it believes has attractive return potential.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target or when the issuer shows a deteriorating financial condition due to increased competitive pressures or internal or external forces reducing future expected returns.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.
  Invest in real estate investment trusts (“REITs”).
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of the other investment companies in which it invests in addition to its own expenses. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

33

Fund Summary

Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the one-year and life-of-fund periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Third Quarter 2009, 21.36%
Lowest Quarterly Return: Second Quarter 2010, -11.83%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Life of Fund (10/31/08)
Vaughan Nelson Value Opportunity Fund Class Y – Return Before Taxes	19.96%	21.20%
Return After Taxes on Distributions	19.82%	20.96%
Return After Taxes on Distributions & Sales of Fund Shares	13.15%	18.21%
Russell Midcap Value Index	24.75%	23.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance returns reflect no deduction for fees, expenses or taxes. ManagementInvestment AdviserNatixis Asset Management Advisors, L.P.SubadviserVaughan Nelson Investment Management, L.P.

34

Fund Summary

Portfolio ManagersDennis G. Alff, Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.Chris D. Wallis, CFA, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.Scott J. Weber, Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund trustees, former Fund trustees, employees of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

35

Fund Summary

Westpeak ActiveBeta® Equity Fund
Investment GoalThe Fund seeks long-term growth of capital.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.60%
Other expenses (estimated for the current fiscal year)	1.38%
Total annual fund operating expenses	1.98%
Fee waiver and/or expense reimbursement/1/	1.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%
ExampleThis example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$97
3 years	$521
1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.95% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.95% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio TurnoverThe Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

36

Fund Summary

Investments, Risks and PerformancePrincipal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (common and preferred stock).The Fund pursues its investment objective by investing in equity securities issued by U.S. large- and mid-capitalization companies in the S&P 500 Index.The traditional view of equity management maintains that there are two contributors of returns, “alpha” and “beta.” Alpha represents the portion of a fund’s returns considered to be attributable to a portfolio manager’s skill and active management while beta is generally considered to be the portion of a fund’s returns that can be explained by the market exposures held in the Fund. The term ActiveBeta in the Fund’s name refers to the portion of alpha that the Fund’s subadviser, Westpeak Global Advisors, L.P. (“Westpeak”), considers to be a second layer of beta that can be captured in addition to market beta.In selecting investments for the Fund’s portfolio, Westpeak uses its ActiveBeta methodology, which is based on its research into equity return sources and is designed to identify systematic sources of active equity returns. The methodology ranks each stock in the S&P 500 universe based upon two basic systematic sources of equity returns, momentum and value. In managing the Fund, Westpeak follows the three-step process outlined below:
  Westpeak ranks the securities in the S&P 500 universe from high to low, based on the momentum and value signals, independently.
- Momentum is specified as the past 12-month total return;- Value is specified as a composite of three valuation ratios: price-to-book value, price-to-sales, and price-to-cash flow.
  Westpeak creates independent ActiveBeta momentum and ActiveBeta value portfolios using a proprietary portfolio construction technique. This technique allows Westpeak to create highly diversified portfolios.
  Westpeak then combines the independent ActiveBeta momentum and ActiveBeta value portfolios, targeting a 50-50 weighting scheme, to create the final combined ActiveBeta momentum and value portfolio.
The resulting portfolio typically holds between 250 and 400 positions and takes advantage of the diversifying, negatively correlated nature of momentum and value.The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.Principal RisksThe principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If Westpeak’s assessment of the prospects for a company’s growth is wrong, or if its judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that Westpeak has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or which may become illiquid.Risk/Return Bar Chart and TableBecause the Fund has not been in existence for a full calendar year, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.

37

Fund Summary

ManagementInvestment Adviser Natixis Asset Management Advisors, L.P.Investment SubadviserWestpeak Global Advisors, L.P.Portfolio Managers Khalid (Kal) Ghayur, Chief Executive Officer and Chief Investment Officer of Westpeak, has served as co-portfolio manager of the Fund since July 2010.Stephen C. Platt, Director of Portfolio Management of Westpeak, has served as co-portfolio manager of the Fund since July 2010.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distributors, L.P. (the “Distributor”). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.Tax InformationFund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38

Investment Goals, Strategies and Risks

More Information About the Funds Absolute Asia Dynamic Equity FundInvestment GoalThe Fund seeks to maximize total return. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of issuers domiciled or principally operating throughout Asia (excluding Japan). In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund expects to invest in a stock portfolio, which normally will consist of equity securities of approximately 30 to 40 issuers domiciled or principally operating in countries in Asia, which may include, among others, Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. Depending on the fund size, the Fund may invest more or less than the aforementioned number of issuers. The Fund may invest in companies with any market capitalization although, at times, it may focus its investments in small-capitalization companies. Currently, the Fund defines a small-capitalization company as one whose market capitalization at the time of purchase is $1 billion or less. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in REITs and/or real estate-related securities, and other equity-like interests in an issuer.Absolute Asia expects to use a “bottom up” approach to stock selection using fundamental analysis to identify companies that it believes will benefit from emerging local and global economic trends. Stocks are analyzed within an industry-specific context both relative to the market and corporate peers as well as from a total return perspective. The valuation metrics utilized will vary by industry. In selecting investments for the Fund, Absolute Asia generally will focus on factors such as product/service innovation, profitability, production/service facilities, competitive edge, business development, resource means and quality of management and valuation. Absolute Asia may consider a number of factors when deciding whether to sell a security including fundamental deterioration (less promising industry outlook, loss of management focus or deteriorating financial position), overvaluation (relative to growth potential, peers or historical levels) or the identification of more attractive investment alternatives.As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Absolute Asia deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Currency RiskThis is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies and between various foreign currencies may cause the value of the Fund’s investments to decline. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

39

Investment Goals, Strategies and Risks

Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities market generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or to be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some case significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Liquidity RiskLiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. During times of market stress, the market for money market and similar instruments may become illiquid. At these times, it may be difficult to sell securities. Illiquid investments may also be difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Non-Diversification Risk Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s NAV. Real Estate Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies. Special Considerations Regarding AsiaThe Asian countries in which the Fund may invest include countries in all stages of economic development. Many Asian economies are characterized by overextension of credit; frequent currency fluctuations, devaluations and restrictions; rising unemployment; rapid fluctuation in, among other things, inflation; reliance on exports; and less efficient markets. Currency devaluations in any one country in the region may have a significant effect on currencies

40

Investment Goals, Strategies and Risks

and economies throughout the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Recently, the securities markets of many Asian countries have suffered significant downturns as well as significant volatility. Social, political and economic conditions in one Asian country could significantly affect the markets or economy of the entire region. Similarly, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in other Asian countries.

41

Investment Goals, Strategies and Risks

AEW Real Estate FundInvestment GoalThe Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as AEW deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Equity Securities Risk Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to

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Investment Goals, Strategies and Risks

such trends and developments. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Real Estate RiskBecause the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry including REITs are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

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Investment Goals, Strategies and Risks

CGM Advisor Targeted Equity FundInvestment GoalThe Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Well-established, with records of above-average growth
  Promise of maintaining their leadership positions in their respective industries
  Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
  It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
  CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
  CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
  CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
  Invest a significant portion of its assets in a single industry sector.
  Invest in foreign securities, including those in emerging markets.
  Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
  Invest in REITs.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as CGM deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

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Investment Goals, Strategies and Risks

Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or govenments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in reponse to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the adviser’s assessment of the prospects for a company’s growth is wrong, or if the adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the adviser has placed on it. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Focused Investment RiskBecause the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Investments in Other Investment Companies Risk The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses. Key Personnel RiskThis is the risk that if one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including susbtantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

45

Investment Goals, Strategies and Risks

Hansberger International FundInvestment GoalThe Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesThe Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest a significant portion of its net assets in equity securities of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, Asia and the Americas.The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including government bonds as well as below investment-grade fixed-income securities (commonly known as “junk bonds”).
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.Subject to the allocation policy adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by Hansberger as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  High secular growth
  Superior profitability
  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
  Securities are selected on the basis of fundamental company-by-company analysis.
  In choosing equity investments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.
  In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
  Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks, economic and market conditions, the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management.Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks.

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Investment Goals, Strategies and Risks

Hansberger’s objective is to identify undervalued securities, to hold them for the long-term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in securities across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the Fund is fully invested and a better investment opportunity arises. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Currency RiskFluctuations in the exchange rates between different currencies may negatively affect an investment. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively impacted by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments

47

Investment Goals, Strategies and Risks

in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Small and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large capitalization companies. Stocks of small and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small and mid-capitalization companies.

48

Investment Goals, Strategies and Risks

Harris Associates Large Cap Value FundInvestment GoalThe Fund seeks opportunities for long-term capital growth and income. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-capitalization companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives. Harris Associates usually sells a stock when the price approaches its estimated worth or the company’s fundamentals change.Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have the attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks. The Fund may also:
  Invest in foreign securities traded in U.S. markets (through receipt programs such as American Depositary Receipts (“ADRs”) or non-U.S. stocks traded in U.S. markets). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Harris Associates deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities or industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively impacted by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any

49

Investment Goals, Strategies and Risks

given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

50

Investment Goals, Strategies and Risks

Natixis U.S. Multi-Cap Equity Fund (formerly named Natixis U.S. Diversified Portfolio) Investment GoalThe Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies Natixis Advisors believes that this Fund’s multi-manager approach to equity investing — which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments — offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having multiple subadvisers with varying and successful management styles may increase the likelihood that the Fund will produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser. The Fund ordinarily invests at least 80% of the Fund’s net assets (plus any borrowings made for investment purposes) in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund uses a multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments. The segments and their subadvisers are listed below.
  Harris Associates—Under normal circumstances, the segment of the Fund managed by Harris Associates L.P. (“Harris Associates”) will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise and monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals.
  Loomis Sayles – Large Cap Growth segment—Under normal circumstances, the Large Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment focuses on stocks of large-capitalization companies, but the segment may invest in companies of any size. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles – Mid Cap Growth segment—Under normal circumstances, the Mid Cap Growth segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of mid-capitalization companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.
  Loomis Sayles – Small/Mid Core segment—Under normal circumstances, the Small/Mid Core segment of the Fund, also managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. Although the market capitaliation range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. In making investment decisions, Loomis Sayles uses a bottom-up, fundamental research process that includes regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. Additionally, analysts and Fund managers continuously monitor investments to determine whether companies possess the same fundamental characteristics for growth which made them candidates for investment originally. Loomis Sayles generally will sell a position if earnings or fundamentals deteriorate, if there is significant change in management or if more favorable opportunities arise.

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Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally (i.e., 25%) among its four segments. Under the allocation policy, Natixis Advisors may also allocate capital away from or towards one or more segments from time to time and may reallocate capital among the segments. Each subadviser manages its segment (or segments, in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy. The Fund may also:
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Invest in convertible preferred stock and convertible debt securities.
  Invest in REITs.
  Invest in fixed-income securities, including U.S. government bonds and below-investment grade fixed income securities.
  Hold securities of foreign issuers traded over-the-counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
  Invest in options and enter into futures, swap contracts and currency transactions.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
  Invest in equity securities of Canadian issuers.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the subadvisers deem appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Allocation RiskThe Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation. Derivatives Risk Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. The use of derivatives may be considered a speculative activity, and involves greater risks than are involved in hedging. Derivatives, such as options, futures, swap contracts and currency transactions, are also subject to credit/counterparty risk (which is greater for swaps and other over-the-counter derivatives) and liquidity risk. Investments in derivatives are also subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There is also the risk that the Fund may be unable to termiate or sell a derivatives position at an advantageous time or price. Although the Fund’s subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. The market value of a security can change daily due to political, economic and

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other events that affect the securities market generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. he prices of securities issued by such companies may suffer a decline in response to such trends and developments.Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Leverage Risk This is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Adviser will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Adviser may not be successful in this respect. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the

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value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small- and Mid-Capitalization Companies Risk Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies. Natixis U.S. Multi-Cap Equity Fund—
More on Investment Strategies The Fund’s portfolio is divided into four different segments managed by the two subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below. Harris Associates Under normal circumstances, the segment of the Fund managed by Harris Associates will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value-oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve the Fund’s investment objective. Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership. Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or if other more favorable opportunities arise. Harris Associates also monitors each holding and adjusts those price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks. Loomis Sayles —Large Cap Growth segment Under normal circumstances, the Large Cap Growth segment of the Fund, which is one of the three segments of the Fund managed by Loomis Sayles, will invest primarily in equity series, including common stocks, preferred stocks, convertible securities and warrants. This segment focuses on stocks of large capitalization companies, but the segment may invest in companies of any size. This segment normally invests across a wide range of sectors and industries. Loomis Sayles employs a growth style of equity management that aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value. The securities selected by Loomis Sayles for this segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have each of these attributes:
  Sustainable competitive advantages
  Secular long-term cash flow growth returns on invested capital above their cost of capital
  Ability to manage for profitable growth that can create long-term value for shareholders
In making investment decisions, Loomis Sayles employs the following methods:
  Loomis Sayles focuses on high quality companies with a sustainable competitive advantage being sold at a discount to intrinsic value. Specifically, the focus is on identifying firms with strong business franchises that are best positioned for secular growth within their respective industry. Loomis Sayles’ investment process incorporates bottom-up security selection coupled with a long-term investment horizon.
  Loomis Sayles utilizes a seven step security selection process to analyze potential investments.
  Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes the issuer’s fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, or to take advantage of other investments.

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Investment Goals, Strategies and Risks

Loomis Sayles — Mid Cap Growth segment Under normal circumstances, the Mid Cap Growth segment of the Fund, another segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of middle-capitalization companies within the Russell 1000 Growth Index. Although the market capitalization range for the Russell Midcap Growth Index fluctuates, it was $671 million to $25 billion as of March 31, 2011. Loomis Sayles seeks securities with the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:
  Distinctive products, technologies or services
  Attractive valuation relative to both competitors and their own operating history
  Strong management team
  Competitive barriers to entry within the company’s industry
In making investment decisions, Loomis Sayles employs the following methods:
  Loomis Sayles uses a bottom-up, fundamental research process to build the segment’s portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
  Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment’s assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.
  Analysts and Fund managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
  Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when more favorable opportunities arise.
Loomis Sayles — Small/Mid Core segment Under normal circumstances, the Small/Mid Core segment of the Fund, another segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Although the market capitaliation range for the Russell 2500 Index fluctuates, it was $19 million to $11 billion as of March 31, 2011. Loomis Sayles may also invest up to 35% of the Small/Mid Core segment’s assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:
  Attractive valuations
  Positive free cash flow
  Strong balance sheets
  Strong fundamental prospects
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment’s assets in companies which it believes are undergoing a “special situation” or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.In making investment decisions, Loomis Sayles generally employs the following methods:
  Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
  Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
  Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small-capitalization companies.

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Investment Goals, Strategies and Risks

Vaughan Nelson Small Cap Value FundInvestment GoalThe Fund seeks capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of “small cap companies.” In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Currently, the Fund defines a small cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. While the market capitalization range for the Russell 200 Value Index fluctuates, at March 31, 2011, it was $8 million to $5 billion. The Fund may, however, invest in companies with large capitalizations. Vaughan Nelson invests in small-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
  Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
  Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in REITs.
  Invest in securities offered in initial public offerings (“IPOs”).
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

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Investment Goals, Strategies and Risks

Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the valie of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the

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Investment Goals, Strategies and Risks

value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small-Cap Companies RiskSmall-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

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Investment Goals, Strategies and Risks

Vaughan Nelson Value Opportunity FundInvestment GoalThe Fund seeks long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesThe Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have a market capitalization either within the capitalization range of the Russell Midcap Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap Index, or is $15 billion or less. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations.Vaughan Nelson invests in medium-capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
  Companies earning a positive economic margin with stable-to-improving returns.
  Companies valued at a discount to their asset value.
  Companies with an attractive and sustainable dividend level.
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:
  Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
  Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.
  Vaughan Nelson uses fundamental analysis to construct a portfolio that it believes has attractive return potential.
  Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target or when the issuer shows a deteriorating financial condition due to increased competitive pressures or internal or external forces reducing future expected returns.
The Fund may also:
  Invest in convertible preferred stock and convertible debt securities.
  Invest in foreign securities, including those of emerging markets.
  Invest in other investment companies, to the extent permitted by the 1940 Act.
  Invest in REITs.
  Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
  Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

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Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the valie of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. Investments in Other Investment Companies RiskThe Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses. Management Risk This is the risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITS are also subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Investment Goals, Strategies and Risks

Westpeak ActiveBeta® Equity Fund Investment GoalThe Fund seeks long-term growth of capital. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (common and preferred stock). In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund pursues its investment objective by investing in equity securities issued by U.S. large- and mid-capitalization companies in the S&P 500 Index. The traditional view of equity management maintains that there are two contributors of returns, “alpha” and “beta.” Alpha represents the portion of a fund’s returns considered to be attributable to a portfolio manager’s skill and active management while beta is generally considered to be the portion of a fund’s returns that can be explained by the market exposures held in the fund. The term ActiveBeta in the Fund’s name refers to the portion of alpha that Westpeak considers to be a second layer of beta that can be captured in addition to market beta.In selecting investments for the Fund’s portfolio, Westpeak uses its ActiveBeta methodology, which is based on its research into equity return sources and is designed to identify systematic sources of active equity returns. The methodology ranks each stock in the S&P 500 universe based upon two basic systematic sources of equity returns, momentum and value. In managing the Fund, Westpeak follows the three-step process outlined below:
  Westpeak ranks the securities in the S&P 500 universe from high to low, based on the momentum and value signals, independently.
- Momentum is specified as the past 12-month total return; - Value is specified as a composite of three valuation ratios: price-to-book value, price-to-sales, and price-to-cash flow.
  Westpeak creates independent ActiveBeta momentum and ActiveBeta value portfolios using a proprietary portfolio construction technique. This technique allows Westpeak to create highly diversified portfolios.
  Westpeak then combines the independent ActiveBeta momentum and ActiveBeta value portfolios, targeting a 50-50 weighting scheme, to create the final combined ActiveBeta momentum and value portfolio.
The resulting portfolio typically holds between 250 and 400 positions and takes advantage of the diversifying, negatively correlated nature of momentum and value.The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars) and/or invest in money market instruments or high quality debt securities as Westpeak deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.Principal Investment RisksThe Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary in the section, “Principal Risks.” The Fund does not represent a complete investment program. The following is a list of risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Equity Securities RiskThe value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or industry or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s

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Investment Goals, Strategies and Risks

stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks can also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests or interests in limited liability companies, REITs or other trusts and other similar securities. Management RiskManagement risk is the risk that the Adviser’s or Subadviser’s investment techniques could fail to achieve the Fund’s objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The Adviser and Subadviser will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the Adviser or Subadviser expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the Adviser or Subadviser may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. Market RiskThis is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Valuation RiskThe risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments which may be illiquid or may become illiquid.

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Management Team

Percentage Investment Limitations. Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Portfolio Holdings A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Vaughan Nelson Small Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Westpeak ActiveBeta® Equity Fund and 60 days for AEW Real Estate Fund), is available on the Funds’ website at ga.natixis.com (select the name of the Fund in the “Find a fund” box and then click “Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of Vaughan Nelson Small Cap Value Fund’s and Vaughan Nelson Value Opportunity Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund’s website at ga.natixis.com (select the name of a Fund in the “Find a Fund” and then click “Holdings”). Management Team Meet the Funds’ Investment Advisers and Subadvisers The Natixis Funds family currently includes 29 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $34.8 billion as of December 31, 2010. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). Advisers Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BCPE, France’s second largest banking group. BCPE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.8 billion in assets under management at December 31, 2010. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The advisers and subadvisers listed below make the investment decisions for their respective Funds. The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2010 as a percentage of each Fund’s average daily net assets were 0.00% forAbsolute Asia Dynamic Equity Fund (after waiver), 0.80% for the Natixis U.S. Multi-Cap Equity Fund (after waiver), 0.80% for the Hansberger International Fund, 0.61% for the Harris Associates Large Cap Value Fund (after waiver), 0.90% for the Vaughan Nelson Small Cap Value Fund, 0.52% for the Vaughan Nelson Value Opportunity Fund (after waiver) and 0.00% for the Westpeak ActiveBeta®/ /Equity Fund (after waiver). AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $45.1 billion in assets under management as of December 31, 2010. For the fiscal year ended January 31, 2011, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees. CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM’s inception in 1989. It also serves as investment adviser to three additional mutual funds and various institutional investors. CGM had over $7 billion in assets under management as of December 31, 2010. For the fiscal year ended December 31, 2010, the CGM Advisor Targeted Equity Fund paid 0.69% of its average daily net assets to CGM in advisory fees. SubadvisersEach subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of a Fund, subject to the general supervision of the Fund’s adviser and the Board of Trustees.

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Management Team

Absolute Asia Asset Management Limited, located at 8 Eu Tong Sen Street, #23-90, The Central, Singapore, 059818 serves as subadviser to the Absolute Asia Dynamic Equity Fund. Absolute Asia had over $1.2 billion in assets under management as of December 31, 2010. Absolute Asia is a subsidiary of Natixis US. Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $8.9 billion in assets as of December 31, 2010, and specializes in international investing, managing institutional separate portfolios and mutual funds. Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund and a segment of the Natixis U.S. Multi-Cap Equity Fund. Harris Associates, a subsidiary of Natixis US, managed $61.5 billion in assets as of December 31, 2010, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to three segments of the Natixis U.S. Multi-Cap Equity Fund. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2010, Vaughan Nelson had $8 billion in assets under management. Westpeak Global Advisors, L.P., located at 1470 Walnut Street, Boulder, CO 80302, serves as the subadviser to the Westpeak ActiveBeta® Equity Fund. Westpeak had $296 million in assets under management as of December 31, 2010. ActiveBeta is a registered trademark of Westpeak Global Advisors, L.P. in the United States, Europe and Japan. Westpeak is principally owned and controlled by executives at Westpeak. Subadvisory Agreements The Natixis Funds have received an exemptive order from the SEC that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Natixis Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and sub-advisory contracts is available in the Funds’ financial reports for the six months ended June 30, 2010 for the Absolute Asia Dynamic Equity Fund, CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, and for the six months ended July 31, 2010 for the AEW Real Estate Fund, and will be available in the financial reports for the period ended December 31, 2010 for the Westpeak ActiveBeta® Equity Fund. Portfolio TradesIn placing portfolio trades, the Fund’s adviser or subadviser may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and a Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

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Management Team

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except the CGM Targeted Equity Fund series) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Natixis Advisors and Reich & Tang are subsidiaries of Natixis US, the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds may also make investments in related investment companies to the extent permitted by SEC regulation. Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AlphaSimplex Group, LLC, Absolute Asia, AEW, Gateway Investment Advisers, LLC, Harris Associates, Hansberger and Vaughan Nelson. Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders. The Fund also may make investments in related investment companies to the extent permitted by SEC regulation. Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below. For AEW Real Estate Fund associate portfolio managers are actively involved in formulating the overall strategy of the Fund they manage but they are not the primary decision makers. Absolute Asia Bill Sung—Bill Sung has co-managed the Absolute Asia Dynamic Equity Fund since February 2010. He has served as Director and Chief Investment Officer of Absolute Asia since 1999 and Chief Executive Officer since 2005. Mr. Sung has a B.A. from the Chinese University of Hong Kong. He has over 25 years of investment experience. Joyce Toh—Joyce Toh has co-managed the Absolute Asia Dynamic Equity Fund since February 2010. She is a Portfolio Manager and joined Absolute Asia in 2000. Ms. Toh earned a Bachelor of Business from Nanyang Technological University in Singapore. She holds the designation of Chartered Financial Analyst and has over 13 years of investment experience. AEW Matthew A. Troxell—Matthew A. Troxell has co-managed the AEW Real Estate Fund since its inception in December 2000. Mr. Troxell, Managing Director and Senior Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 29 years of experience in investment analysis and portfolio management. Jeffrey P. Caira—Jeffrey P. Caira has co-managed the AEW Real Estate Fund since August 2003. Mr. Caira, Director and Co-Portfolio Manager, joined AEW in 2003. A member of the National Association of Real Estate Investment Trusts and a licensed real estate broker, Mr. Caira received a B.B.A. from the University of Notre Dame and an M.B.A. from Northwestern University. Mr. Caira has over 24 years of investment experience. J. Hall Jones, Jr.—J. Hall Jones, Jr. has co-managed the AEW Real Estate Fund since January 2006. Mr. Jones, Director and Co-Portfolio Manager, joined AEW in 1999. He is a member of the International Council of Shopping Centers, the CFA Institute and the National Association of Real Estate Investment Trusts. Mr. Jones received his B.A. from James Madison University and an M.B.A . from the College of William and Mary. He holds the designation of Chartered Financial Analyst. Mr. Jones has over 15 years of investment experience. Roman Ranocha—Roman Ranocha has co-managed the AEW Real Estate Fundsince January 2006. Mr. Ranocha, Director and Co-Portfolio Manager, joined AEW in 2000. Mr. Ranocha attended the Prague University of Economics in the Czech Republic and received his B.A. in Business Administration from Menlo College in Ahterton, California. He holds the designation of Chartered Financial Analyst. Mr. Ranocha has over 14 years of investment experience.

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Management Team

CGM G. Kenneth Heebner—G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 44-year veteran of the investment industry. Hansberger Trevor Graham—Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Senior Vice President—Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience. Ronald Holt—Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO—Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO—Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 20 years of financial services experience. Barry A. Lockhart—Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Deputy Managing Director—Canada, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 22 years of financial services experience.Moira McLachlan—Moira McLachlan has co-managed the international value segment of Hansberger International Fund since May 2011. She also co-manages another Hansberger mutual fund. Ms. McLachlan, Senior Vice President of Research (Value Team), joined the firm in 2004. Ms. McLachlan received a B.S. and B.A. from Florida State University and a Masters of International Business Studies Degree from the University of South Carolina. She holds the designation of Chartered Financial Analyst and has over 15 years of financial services experience. Lauretta Reeves—Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO—Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 29 years of investment experience. Patrick H. Tan—Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Senior Vice President—Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 17 years of investment-related experience. Thomas R.H. Tibbles—Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO—Growth Team and Managing Director—Canada, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 24 years of financial services experience. Harris Associates Edward S. Loeb—Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Multi-Cap Equity Fund since October 2000. Mr. Loeb joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Michael J. Mangan—Michael J. Mangan has co-managed Harris Associates Large Cap Value Fund since July 2002 and Harris Associates segment of the Natixis U.S. Multi-Cap Equity Fund since May 2005. Mr. Mangan, a portfolio manager of Harris Associates joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 23 years of investment management experience. Diane L. Mustain—Diane L. Mustain has co-managed Harris Associates Large Cap Value Fund and the Harris Associates segment of the Natixis U.S. Multi-Cap Equity Fund since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has more than 30 years of investment experience. Loomis Sayles Philip C. Fine—Philip C. Fine has managed the Loomis Sayles Mid Cap Growth segment of the Natixis U.S. Multi-Cap Equity Fund since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience. Joseph R. Gatz—Joseph R. Gatz has co-managed the Loomis Sayles Small/Mid Core segment of the Natixis U.S. Multi-Cap Equity Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

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Aziz V. Hamzaogullari—Aziz V. Hamzaogullari has managed the Large Cap Growth segment of the Natixis U.S. Multi-Cap Equity Fund since May 2011. Mr. Hamzaogullari, Vice President of Loomis Sayles, began his investment career in 1992 and joined the firm in 2010. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience. Vaughan Nelson Dennis G. Alff—Dennis G. Alff has co-managed Vaughan Nelson Value Opportunity Fund since October 2008. Mr. Alff, a Portfolio Manager of Vaughan Nelson, joined the firm in 2006. Prior to joining the firm he was a Vice President in the Credit Arbitrage and Asset Investments department at Koch Capital Markets from 2001 to 2006. Mr. Alff received a B.S. from the United States Military Academy and an M.B.A. from Harvard Business School. Mr. Alff holds the designation of Chartered Financial Analyst and has over 14 years of investment management and research experience. Chris D. Wallis—Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since March 2004 and October 2008, respectively. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 19 years of investment/financial analysis and accounting experience. Scott J. Weber—Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since April 2004 and October 2008, respectively. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 15 years of investment management and financial analysis experience. Westpeak Khalid (Kal) Ghayur—Khalid (Kal) Ghayur has co-managed Westpeak ActiveBeta® Equity Fund since July 2010. Mr. Ghayur joined the firm in 2007. Prior to joining the firm, he served as Director of Research Policy at Morgan Stanley Capital International (MSCI) Barra from September 2000 to September 2007. Mr. Ghayur holds a Master of Business Administration in Finance and International Business from the Ecole Nationale des Ponts et Chaussees, Paris, and a Master of Arts and Bachelor of Arts in Economics from the University of Karachi. Mr. Ghayur holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Stephen C. Platt—Stephen C. Platt has co-managed Westpeak ActiveBeta® Equity Fund since July 2010. Mr. Platt is also a member of Westpeak’s Investment Process Committee and Investment Committee. Mr. Platt joined the firm in 1999. Prior to joining the firm, Mr. Platt was Senior Vice President of Cordillera Asset Management. Mr. Platt holds a Bachelor of Science in Finance from the University of Colorado. Mr. Platt holds the designation of Chartered Financial Analyst and has over 20 years of investment experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund. Fund Services Compensation to Securities DealersThe Funds may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by the Funds in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides services to Fund shareholders. The Distributor, the Fund’s adviser and their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by the Funds for similar services.

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The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive. It’s Easy to Open an Account To Open an Account with Natixis Funds:1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
  The Vaughan Nelson Small Cap Value Fund was closed to new investors effective July 31, 2009. The Fund remains open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants (including new participants in such plans). The Fund may not be added to any employee benefit platforms. Qualified plans that held shares in the Fund prior to October 16, 2009 may continue to invest in the Fund.
  Independent investment advisers, as well as registered representatives using broker-dealers for existing accounts in the Vaughan Nelson Small Cap Value Fund, are allowed to add assets for their existing client accounts only. Clients of independent investment advisers and registered representatives who did not have an existing account in the Vaughan Nelson Small Cap Value Fund prior to July 31, 2009 are not permitted to open new accounts.
  The ability of the transfer agent to monitor new accounts in the Vaughan Nelson Small Cap Value Fund that are opened through omnibus or other nominee accounts is limited. In general, the Vaughan Nelson Small Cap Value Fund looks to the financial intermediaries to prevent new accounts from being opened within omnibus accounts. There are no assurances that the financial intermediaries will properly monitor all new accounts.
2.   Determine how much you wish to invest. See the information regarding investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.” 3.   You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.4.   Use the sections of this Prospectus that follow as your guide for purchasing shares. Certificates Certificates will not be issued or honored for any class of shares.

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Buying Shares Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to request an exchange.
By Wire	•Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.
	•Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.	•Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds (or visit ga.natixis.com) for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application. The fund minimum must be met to establish an account.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased by check, through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com.•Call Natixis Funds or visit ga.natixis.com to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds will generally be wired on the next business day, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Call Natixis Funds to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.
•Proceeds will generally arrive at your bank within three business days, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”
By Systematic Withdrawal Plan	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.•
Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.•See the sections “Selling Shares in Writing” and “Selling Restrictions.”

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Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to a new custodian);
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements. Exchanging Shares You may exchange Class Y shares of a Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares or for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account or the total NAV of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. A representative of the wrap fee program or a registered investment adviser must provide a completed cross-share exchange form and written notice to the Distributor indicating that a Class Y shareholder is eligible for conversion to Class A shares prior to any such exchange.

Accounts participating in or moving into wrap fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and Class C shares of a fund for Class Y shares of the same fund. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must contact the Distributor in advance and follow the procedures set forth by the Distributor. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class Y. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.Class A shares of a fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis and Natixis affiliate benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC.Due to operational limitations at your financial intermediary, your ability to exchange between shares classes of the same fund may be limited. Please consult your financial representative for more information.

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Restrictions on Buying, Selling and Exchanging SharesThe Funds discourage excessive, short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.” Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. Purchase Restrictions Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies:
Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

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How Fund Shares Are Priced “Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”/1/
  Requests received by the Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”Generally, Fund securities are valued as follows:
  Equity securities—last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations)—based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
  Short-term obligations (purchased with an original or remaining maturity of 60 days or less)—amortized cost (which approximates market value).
  Securities traded on foreign exchanges—market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps—market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
  Options— domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers.
  Futures—unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.
  Forward foreign currency contracts—interpolated prices determined based on information provided by an independent pricing service.
  All other securities—fair market value as determined by the adviser or subadviser pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their values pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value

74

Fund Services

pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Dividends and Distributions The Funds will generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.
Dividend Payment Schedule
Annually	Quarterly
Absolute Asia Dynamic Equity Fund	AEW Real Estate Fund
CGM Advisor Targeted Equity Fund
Hansberger International Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Multi-Cap Equity Fund
Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Value Opportunity Fund
Westpeak ActiveBeta® Equity Fund
Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply.
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund; or
  Receive all distributions in cash.
If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be cancelled. In addition, future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check. For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested. Tax Consequences Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state or local tax consequences. Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

75

Fund Services

For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by a Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income, and hence will not increase the amount of a Fund’s distributions that may be designated as qualified dividend income. For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend these long-term capital gain rates and the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed.Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan. Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short term-capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. A Fund’s investments in certain debt obligations, derivatives or REITs may cause that Fund to recognize taxable income in excess of the cash generated by such instruments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012. Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund. You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

76

Financial Performance

Financial Performance The financial highlights table are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

77

Financial Performance

For a share outstanding throughout each period.
		Income from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)(b)	Net assets, end of the period (000’s)	Net expenses(%)(c)(d)	Gross expenses(%)(d)	Net investment income (%)(d)	Portfolio turnover rate(%)
ABSOLUTE ASIA DYNAMIC EQUITY FUND
Class Y
12/31/2010(e)	$10.00	$0.01	$2.21	$2.22	$(0.07)	$(0.05)	$(0.12)	$12.10	22.19	$3,054	1.50	10.03	0.08	5
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waivevd/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	For the period February 26, 2010 (inception) through December 31, 2010.

78

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions	Net asset value, end of the period	Total return(%)(b)	Net assets, end of the period (000’s)	Net expenses(%)(c)(d)	Gross expenses(%)(d)	Net investment income (%)(d)	Portfolio turnover rate(%)
AEW REAL ESTATE FUND
Class Y
1/31/2011	$11.76	$0.15	$4.50	$4.65	$(0.18)	$—	$(0.07)	$(0.25)	$16.16	39.80	$204,938	1.16(e)	1.16(e)	1.01	9
1/31/2010	8.05	0.25	3.70	3.95	(0.24)	—	—	(0.24)	11.76	50.19	73,965	1.25	1.27	2.49	22
1/31/2009	16.46	0.38	(8.03)	(7.65)	(0.36)	(0.40)	—	(0.76)	8.05	(48.77)	28,847	1.20	1.20	2.74	30
1/31/2008	25.78	0.38	(6.66)	(6.28)	(0.37)	(2.67)	—	(3.04)	16.46	(24.82)	41,844	1.09	1.09	1.79	24
1/31/2007	20.25	0.27	7.05	7.32	(0.26)	(1.53)	—	(1.79)	25.78	37.81	48,080	1.09(e)	1.09(e)	1.21	15
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment advisor and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of 0.01%.

79

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees(b)	Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment income(%)(e)	Portfolio turnover rate(%)
CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2010	$9.78	$0.07(g)	$1.63	$1.70	$(0.08)	$—	$(0.08)	$—	$11.40	17.39	$137,631	0.91	0.91	0.69(g)	146
12/31/2009	7.84	0.06	1.96	2.02	(0.08)	—	(0.08)	—	9.78	25.75	265,441	0.94	0.94	0.64	170
12/31/2008	13.32	0.13	(5.09)	(4.96)	(0.08)	(0.44)	(0.52)	0.00(f)	7.84	(38.28)	44,240	0.85	0.85	1.21	211
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)	0.00	13.32	34.75	17,520	0.90	0.90	0.74	179
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00	10.93	8.99	11,714	0.87	0.87	1.05	171
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment advisor and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on annualized basis for periods less than one year, if applicable.
(f)	Effective June 2, 2008, redemption fees were eliminated.
(g)	Includes a non-recurring dividend.Without this dividend, net investment income per share would have been $0.05 and the ratio of net investment income to average net assets would have been 0.48%.

80

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Increase from regulatory settlements(b)	Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment income(%)(e)	Portfolio turnover rate(%)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2010	$12.99	$0.08	$1.67	$1.75	$(0.09)	$(0.09)	$—	$14.65	13.47	$9,586	1.05	1.14	0.61	32
12/31/2009	9.05	0.08(f)	3.93	4.01	(0.07)	(0.07)	0.00	12.99	44.39	7,450	1.05	1.12	0.77	131
12/31/2008	15.47	0.19	(6.42)	(6.23)	(0.19)	(0.19)	—	9.05	(40.18)	5,842	0.84	0.84	1.47	38
12/31/2007	16.01	0.12	(0.51)(g)	(0.39)	(0.15)	(0.15)	—	15.47	(2.59)	11,840	0.91(h)	0.91	0.72	30
12/31/2006	13.72	0.12	2.20	2.32	(0.03)	(0.03)	—	16.01	16.97	14,057	0.91(i)	0.91(i)	0.82	23
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend of $0.01 per share.
(g)	Includes a litigation payment of $0.02 per share.
(h)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(i)	Includes fee/expense recovery of 0.04%.

81

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Increase from regulatory settlements(b)	Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment income (%)(e)	Portfolio turnover rate(%)
NATIXIS U.S. MULTI-CAP EQUITY FUND
Class Y
12/31/2010	$22.27	$0.05(f)	$4.90	$4.95	$(0.10)	$—	$(0.10)	$0.00	$27.12	22.21	$1,317	1.15	1.24	0.22(f)	79
12/31/2009	16.29	0.04	5.94	5.98	—	—	—	—	22.27	36.71	5,325	1.15	1.22	0.20	115
12/31/2008	27.58	0.07(g)	(10.94)	(10.87)	—	(0.42)	(0.42)	—	16.29	(39.89)	5,611	1.17	1.23	0.31	110
12/31/2007	24.45	0.03	3.41	3.44	—	(0.31)	(0.31)	—	27.58	14.02	16,649	1.12	1.12	0.10	82
12/31/2006	21.41	0.14	2.90	3.04	—	—	—	—	24.45	14.20	21,155	1.03	1.03	0.60	83
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amounts round to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes non-recurring dividends. Without this dividend net investment loss per share would have been $(0.02) and the ratio of net investment loss to average net assets would have been (0.08)%.
(g)	Includes a non-recurring dividend of $0.02 per share.

82

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Increase from regulatory settlements	Redemption fees(b)	Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(%)(e)	Net investment income(%)(e)	Portfolio turnover rate(%)
VAUGHAN NELSON SMALL CAP VALUE FUND
Class Y
12/31/2010	$22.47	$0.06	$5.31	$5.37	$—	$(4.90)	$(4.90)	$0.02	$—	$22.96	24.00	$217,305	1.16	1.16	0.24	80
12/31/2009	17.55	0.12(f)	4.90	5.02	(0.10)	—	(0.10)	—	—	22.47	28.61	232,903	1.18(g)	1.18(g)	0.60	102
12/31/2008	22.20	0.12	(4.74)	(4.62)	—	(0.03)	(0.03)	—	0.00(h)	17.55	(20.81)	71,568	1.20	1.21	0.65	124
12/31/2007	20.91	0.04	1.25	1.29	—	—	—	—	0.00	22.20	6.12	1,241	1.19(i)	1.19(i)	0.17	78
12/31/2006(j)	19.02	0.02	1.87	1.89	—	—	—	—	0.00	20.91	9.94	427	1.35	1.90	0.35	88
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend of $0.03 per share.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes fee/expense recovery of 0.04%.
(j)	From commencement of Class operations on August 31, 2006 through December 31, 2006.

83

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions	Net asset value, end of the period	Total return(%)(b)	Net assets, end of the period (000’s)	Net expenses(%)(c)(d)	Gross expenses(%)(d)	Net investment income (%)(d)	Portfolio turnover rate(%)
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class Y
12/31/2010	$12.49	$0.12(e)	$2.37	$2.49	$(0.09)	$(0.02)	$(0.07)	$(0.18)	$14.80	19.96	$40,715	1.15	1.43	0.92(e)	143
12/31/2009	9.60	0.10	2.90	3.00	(0.04)	(0.07)	—	(0.11)	12.49	31.37	8,626	1.15	7.22	0.90	45
12/31/2008(f)	10.00	0.03	(0.40)	(0.37)	(0.03)	—	—	(0.03)	9.60	(3.74)	960	1.15	38.91	1.41	12
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been wavied/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes non-recurring dividends. Without this dividend net investment income per share would have been $0.04 and the ratio of net investment income to average net assets would have been 0.34%.
(f)	For the period October 31, 2008 (inception) through December 31, 2008.

84

Financial Performance

For a share outstanding throughout each period.
		Income from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)(b)	Net assets, end of the period (000’s)	Net expenses(%)(c)(d)	Gross expenses(%)(d)	Net investment income (%)(d)	Portfolio turnover rate(%)
WESTPEAK ACTIVEBETA® EQUITY FUND
Class Y
12/31/2010(e)	$10.00	$0.05	$1.39	$1.44	$(0.06)	$—	$(0.06)	$11.38	14.39	$5,720	0.95	5.34	1.13	34
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	For the period July 30, 2010 (inception) through December 31, 2010.

85

Glossary of TermsAmerican Depositary Receipts (ADRs) — Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities. Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices. Bottom-up approach — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services. Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year. Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade. Debt-to-Total Capital Ratio — Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company’s reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Discounted price — The difference between a bond’s current market price and its face or redemption value. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Dividend yield — The current or estimated annual dividend divided by the market price per share of a security. Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates. Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise. Equity Securities — Securities that may include common stocks, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. European Depositary Receipts (EDRs) — Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities. FFO Multiple — The price per share of a REIT divided by its Funds from Operations (“FFO”). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring. Fundamental analysis — An analysis of the financials and operations of a company in order to value the securities of the company. Fundamental analysis considers, among other things, assets, liabilities, earnings, sales, products, management and markets. By appraising a company’s prospects, analysts using such an approach seeks to determine whether a particular stock or group of stocks is undervalued or overvalued at its current market price. Global Depositary Receipts (GDRs) — Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities. Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing. Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio. Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

86

Glossary of Terms

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Price-to-book ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio). Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio). Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies. Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed. Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid. Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance. Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume, price studies and similar factors. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract. Top-down approach — The method in which an investor first looks at trends in the general economy, next selects industries and then companies that the investor believes should benefit from those trends. Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Value investing — An investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC. Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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If you would like more information about the Funds, the following documents are available free upon request:Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ga.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents:In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Investment Company Act File No. 811-04323
Investment Company Act File No. 811-00242
Investment Company Act File No. 811-09945
 YES51-0511

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

NATIXIS FUNDS TRUST I

Absolute Asia Dynamic Equity Fund - Class A (DEFAX), Class C (DEFCX) and Class Y (DEFYX)

CGM Advisor Targeted Equity Fund - Class A (NEFGX), Class B (NEBGX), Class C (NEGCX) and Class Y (NEGYX)

Hansberger International Fund - Class A (NEFDX), Class B (NEDBX), Class C (NEDCX) and Class Y

Natixis Income Diversified Portfolio - Class A (IIDPX) and Class C (CIDPX)

Natixis Oakmark Global Fund - Class A (NOGAX) and Class C (NOGCX)

Natixis Oakmark International Fund - Class A (NOIAX) and Class C (NOICX)

Natixis U.S. Multi-Cap Equity Fund (formerly, the “Natixis U.S. Diversified Portfolio”) - Class A (NEFSX), Class B (NESBX), Class C (NECCX) and Class Y (NESYX)

Vaughan Nelson Small Cap Value Fund - Class A (NEFJX), Class B (NEJBX), Class C (NEJCX) and Class Y (NEJYX)

NATIXIS FUNDS TRUST II

Harris Associates Large Cap Value Fund - Class A (NEFOX), Class B (NEGBX), Class C (NECOX) and Class Y (NEOYX)

Vaughan Nelson Value Opportunity Fund - Class A (VNVAX), Class C (VNVCX) and Class Y (VNVYX)

Westpeak ActiveBeta® Equity Fund - Class A (WABAX), Class C (WABCX), and Class Y (WABYX)

NATIXIS FUNDS TRUST IV

AEW Real Estate Fund - Class A (NRFAX), Class B (NRFBX), Class C (NRCFX) and Class Y (NRFYX)

This Statement of Additional Information (“Statement”) contains specific information which may be useful to investors but which is not included in the Statutory Prospectuses of the Natixis Funds listed above (each a “Fund” and together the “Funds”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Absolute Asia Dynamic Equity Fund Class A and C Statutory or Summary Prospectus, the Absolute Asia Dynamic Equity Fund Class Y Statutory or Summary Prospectus, the AEW Real Estate Fund Class A, B and C Statutory or Summary Prospectus, the AEW Real Estate Fund Class Y Statutory or Summary Prospectus, the CGM Advisor Targeted Equity Fund Class A, B and C Statutory or Summary Prospectus, the CGM Advisor Targeted Equity Fund Class Y Statutory or Summary Prospectus, the Hansberger International Fund Class A, B and C Statutory or Summary Prospectus, the Hansberger International Fund Class Y Statutory or Summary Prospectus, the Harris Associates Large Cap Value Fund Class A, B and C Statutory or Summary Prospectus, the Harris Associates Large Cap Value Fund Class Y Statutory or Summary Prospectus, the Natixis Income Diversified Portfolio Class A and C Statutory or Summary Prospectus, the Natixis Oakmark Global Fund Class A and Class C Statutory or Summary Prospectus, the Natixis Oakmark International Fund Class A and Class C Statutory or Summary Prospectus, the Natixis U.S. Multi-Cap Equity Fund Class A, B and C Statutory or Summary Prospectus, the Natixis U.S. Multi-Cap Equity Fund Class Y Statutory or Summary Prospectus, the Vaughan Nelson Small Cap Value Fund Class A, B and C Statutory or Summary Prospectus, the Vaughan Nelson Small Cap Value Fund Class Y Statutory or Summary Prospectus, the Vaughan Nelson Value Opportunity Fund Class A and C Statutory or Summary Prospectus, the Vaughan Nelson Value Opportunity Fund Class Y Statutory or Summary Prospectus, the Westpeak ActiveBeta® Equity Fund Class A and Class C Statutory or Summary Prospectus and the Westpeak ActiveBeta® Equity Fund Class Y Statutory or Summary Prospectus, each of which is dated May 1, 2011, as from time to time revised or supplemented (each a “Prospectus” and together the “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Natixis Distributors, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at ga.natixis.com.

XS33-0511

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at ga.natixis.com.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust’s Board of Trustees. Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Absolute Asia Dynamic Equity Fund (“Dynamic Equity Fund”) may not:

*(1)	Purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. government securities”)) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Borrow money except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Purchase or sell commodities, except that the Fund may buy and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6)	Act as underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(9)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of issuers domiciled or principally operating throughout Asia (excluding Japan). Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In restriction (9) above (i.e., under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of issuers domiciled or principally operating throughout Asia (excluding Japan)), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

AEW Real Estate Fund (“Real Estate Fund”) may not:

*(1)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than U.S. government securities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*(2)	Purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry.

*(3)	Issue senior securities, except as otherwise permitted by the 1940 Act.

†*(4)

Borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

*(5)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

*(6)	Purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

*(7)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

*(8)

Lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9)	Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

(10)

Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

†(11)	Invest more than 15% of the Fund’s net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Fund’s Board of Trustees).

(12)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

(13)	Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers’ commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company.

(14)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments of real estate investment trusts (“REITs”) and/or real estate related companies. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Fund may (but does not currently intend to), notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Capital Management, L.P. (“AEW”) or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

Restrictions (3) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CGM Advisor Targeted Equity Fund (“Targeted Equity Fund”) will not:

*(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(4)

Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(10)	Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities.

(11)	Write options or warrants.

†(12)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trustees of Natixis Funds Trust I).

(13)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in equity investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

In investment restriction (13) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Restrictions (2) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Hansberger International Fund (“Hansberger International Fund”) may not:

(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry).

(3)

Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(6)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(7)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadvisers management to reduce brokerage commissions to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(10)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments, (b) enter into currency forward contracts and (c) invest in structured notes.

†(11)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(12)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank, liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments.)

The Fund may:

(13)	Pledge its assets to the maximum extent permitted by applicable law.

Restrictions (3) and (12) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Harris Associates Large Cap Value Fund (“Large Cap Value Fund”) will not:

*(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For the purpose of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(4)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein.

*(5)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(7)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(8)

Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

†(10)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Natixis Funds Trust II trustees).

(11)	Invest less than 80% of its net assets, plus any borrowings for investment purposes, in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In investment restriction (11) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Natixis Income Diversified Portfolio (“Income Diversified Portfolio”) will not:

†(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund may invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

†*(4)	Borrow money, except to the extent permitted under the 1940 Act.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Natixis Oakmark Global Fund (“Natixis Oakmark Global Fund”) may not:

*(1)

Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or subadviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The Fund may:

*(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Natixis Oakmark International Fund (“Natixis Oakmark International Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or subadviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The Fund may:

*(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Natixis U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”) will not:

*(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with subdivisions thereof) will be considered to be a separate industry.)

(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except when, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(6)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(7)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)

Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadviser’s management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(10)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

†(11)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(12)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (3) or (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

(13)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in U.S. securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(14)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

Restrictions (3) and (12) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In restrictions (13) and (14) above, the 80% policies are applied at the time of investment. However, if the Fund no longer meets the 80% policies (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Vaughan Nelson Small Cap Value Fund (“Small Cap Value Fund”) may not:

(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry.)

(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(6)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(7)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadvisers management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(10)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(11)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments.)

(12)	Under normal circumstances, invest less than 80% of its net assets (plus any borrowings made for investment purposes) in small cap companies. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy adopted by the Board. Currently, the Fund defines a small cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less.

The Fund may:

(13)	Pledge its assets to the maximum extent permitted by applicable law.

Restriction (11) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Vaughan Nelson Value Opportunity Fund (“Value Opportunity Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry). For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Borrow money except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Purchase or sell commodities, except that the Fund may buy and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6)	Act as underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Westpeak ActiveBeta® Equity Fund (“ActiveBeta Equity Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The Fund may:

*(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

General Notes on Investment Restrictions

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which the adviser or subadviser has determined to be liquid under procedures approved by the Board of Trustees. A Fund will take prompt and reasonable action to reduce its illiquid securities holdings if more than 15% of the Fund’s net assets are invested in such securities.

With respect to restrictions on borrowing, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” In addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, AEW has agreed to manage the investment and reinvestment of the assets of the Real Estate Fund, subject to the supervision of the Board of Trustees of Natixis Funds Trust IV. For the services described in the advisory agreement, the Real Estate Fund has agreed to pay AEW an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory fee payable by Fund to AEW (as a % of average daily net assets of the Fund)
Real Estate Fund	10/30/00	0.80 0.75	% %	of the first $500 million of amounts in excess of $500 million

Pursuant to an advisory agreement, Capital Growth Management Limited Partnership (“CGM”) has agreed to manage the investment and reinvestment of the assets of the Targeted Equity Fund, subject to the supervision of the Board of Trustees of Natixis Funds Trust I. For the services described in the advisory agreement, the Targeted Equity Fund has agreed to pay CGM an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory fee payable by Fund to CGM (as a % of average daily net assets of the Fund)
Targeted Equity Fund	12/31/04	0.75 0.70 0.65 0.60	% % % %	of the first $200 million of the next $300 million of the next $1.5 billion of amounts in excess of $2 billion

Pursuant to separate advisory agreements, Natixis Asset Management Advisors, L.P., (“Natixis Advisors”) has agreed, subject to the supervision of the Board of Trustees of the relevant trust, to manage the investment and reinvestment of the assets of ActiveBeta Equity Fund, Dynamic Equity Fund, Hansberger International Fund, Large Cap Value Fund, Natixis Oakmark Global Fund, Natixis Oakmark International Fund, Small Cap Value Fund, U.S. Multi-Cap Equity Fund and Value Opportunity Fund, and to provide a range of administrative services to such Funds. Natixis Advisors has also agreed, subject to the supervision of the Board of Trustees of Natixis Funds Trust I, to manage the investment and reinvestment of the assets of the Income Diversified Portfolio’s disciplines (and to directly manage the investment and reinvestment of the assets of the Active Dividend Equity Discipline through its Active Investment Advisors division) and to provide a range of administrative services to the Fund.

For the services described in the advisory agreements, each such Fund has agreed to pay Natixis Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable directly by a Fund to its subadvisers pursuant to any subadvisory agreement:

Fund	Date of Agreement	Advisory fee payable by Fund to Natixis Advisors (as a % of average daily net assets of the Fund)
ActiveBeta Equity Fund	7/28/10	0.60%

Dynamic Equity Fund	2/25/10	1.00%

Income Diversified Portfolio	11/01/05	0.55 0.50	% %	of the first $1 billion of amounts in excess of $1 billion

Hansberger International Fund	10/30/00, as amended 03/01/04	0.80 0.75	% %	of the first $200 million of amounts in excess of $200 million

Large Cap Value Fund	10/30/00	0.70 0.65 0.60	% % %	of the first $200 million of the next $300 million of the amounts in excess of $500 million

Natixis Oakmark Global Fund	12/13/2010	0.80%

Natixis Oakmark International Fund	12/13/2010	0.85%

Small Cap Value Fund	10/30/00, as amended 03/01/04	0.90%

Fund	Date of Agreement	Advisory fee payable by Fund to Natixis Advisors (as a % of average daily net assets of the Fund)
U.S. Multi-Cap Equity Fund	6/1/11*	0.80%	on all assets

Value Opportunity Fund	10/31/08	0.80%

*	Prior to June 1, 2011, the advisory fee payable by the U.S. Multi-Cap Equity Fund to Natixis Advisors was 0.90% on the first $1 billion of the Fund’s average daily net assets and 0.80% on amounts in excess of $1 billion of the Fund’s average daily net assets.

Natixis Advisors (or AEW, in the case of the Real Estate Fund) has given a binding contractual undertaking for all classes of the Funds in the table below to waive its advisory fee and, if necessary, to reimburse certain expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, associated with the Funds, to the extent necessary to limit the Funds’ expenses to the annual rates indicated below. The undertaking is in effect through April 30, 2012 and will be reevaluated on an annual basis. This undertaking may be terminated before then only with the consent of the Funds’ Board of Trustees. Natixis Advisors (or AEW in the case of the Real Estate Fund) will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the annual rate set forth in the relevant undertaking. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
ActiveBeta Equity Fund		July 30, 2010
Class A	1.20%
Class C	1.95%
Class Y	0.95%
Dynamic Equity Fund*		May 1, 2011
Class A	1.75%
Class C	2.50%
Class Y	1.50%
Income Diversified Portfolio**		May 1, 2011
Class A	1.25%
Class C	2.00%
Large Cap Value Fund		May 1, 2011
Class A	1.30%
Class B	2.05%
Class C	2.05%
Class Y	1.05%
Natixis Oakmark Global Fund***		December 15, 2010
Class A	1.40%
Class C	2.15%
Natixis Oakmark International Fund***		December 15, 2010
Class A	1.45%
Class C	2.20%
Real Estate Fund		May 1, 2011
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class Y	1.25%
Small Cap Value Fund		May 1, 2011
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class Y	1.20%

Fund	Expense Limit	Date of Undertaking
U.S. Multi-Cap Equity Fund****		June 1, 2011
Class A	1.30%
Class B	2.05%
Class C	2.05%
Class Y	1.05%
Value Opportunity Fund*****		May 1, 2011
Class A	1.40%
Class C	2.15%
Class Y	1.15%

*	Absolute Asia Asset Management Limited (“Absolute Asia”) and Natixis Advisors have agreed to share the fee waiver and/or expense reimbursement pursuant to a separate side letter agreement.
**	Natixis Advisors and each subadviser to the Portfolio have agreed to share the fee waiver and/or expense reimbursement pursuant to separate side letter agreements.
***	Harris Associates L.P. (“Harris Associates”) and Natixis Advisors have agreed to bear the fee waiver and/or expense reimbursement jointly on a pro rata basis relative to their advisory and sub-advisory fees, respectively.
****	Natixis Advisors and each subadviser to the Fund have agreed to share the fee waiver and/or expense reimbursement pursuant to separate side letter agreements.
*****	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) and Natixis Advisors have agreed to bear the fee waiver and/or expense reimbursement jointly on a pro rata basis relative to their advisory and sub-advisory fees, respectively.

SUBADVISORY FEES

Each advisory agreement between Natixis Advisors and a Fund provides that Natixis Advisors may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, Natixis Advisors has delegated its portfolio management responsibilities (except for the Active Dividend Equity discipline of Income Diversified Portfolio) to one or more subadvisers, as follows: Absolute Asia, in the case of Dynamic Equity Fund; Hansberger Global Investors, Inc. (“Hansberger”), in the case of Hansberger International Fund; Harris Associates, in the case of Large Cap Value Fund, Natixis Oakmark Global Fund and Natixis Oakmark International Fund; Vaughan Nelson, in the case of Small Cap Value Fund and Value Opportunity Fund; AEW and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (which manages two of the four disciplines), in the case of Income Diversified Portfolio; Westpeak Global Advisors, L.P. (“Westpeak”) in the case of ActiveBeta Equity Fund; and Harris Associates and Loomis Sayles (which manages three of the four segments as of June 1, 2011), in the case of U.S. Multi-Cap Equity Fund. For the services described in the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the annual rate set forth in the following table:

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund/Segment)
ActiveBeta Equity Fund	Westpeak	7/30/2010	0.30%

Dynamic Equity Fund	Absolute Asia	2/25/2010	0.65%

Income Diversified Portfolio	AEW – AEW Diversified REIT Discipline	11/01/05	0.45% 0.40%	of the first $250 million thereafter

	Loomis Sayles – Multi-Sector Bond Investment Discipline	11/01/05	0.35% 0.30%	of the first $250 million thereafter

	Loomis Sayles – Inflation Protected Securities Discipline	11/01/05	0.25% 0.20%	of the first $250 million thereafter

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund/Segment)
Hansberger International Fund	Hansberger	03/09/07	0.45% 0.40%	of the first $200 million of amounts in excess of $200 million
Large Cap Value Fund	Harris Associates	10/29/02, as amended 07/01/05	0.45% 0.40%	of the first $250 million of the amounts in excess of $250 million
Natixis Oakmark Global Fund	Harris Associates	12/13/10	0.55%
Natixis Oakmark International Fund	Harris Associates	12/13/10	0.60%
Small Cap Value Fund	Vaughan Nelson	03/01/04	0.55%
U.S. Multi-Cap Equity Fund	Harris Associates	10/30/00, as amended 07/01/05	0.45% 0.40%	of the first $250 million of amounts in excess of $250 million
	Loomis Sayles – Mid Cap Growth Segment and Large Cap Growth Segment*	05/18/01, as amended 06/01/11	0.50% 0.45% 0.25%	of the first $250 million of the Mid Cap Growth Segment of amounts in excess of $250 million of the Mid Cap Growth Segment on all assets of the Large Cap Growth Segment
	Loomis Sayles – Small/Mid Core Segment	10/30/00, as amended 07/01/05	0.50% 0.45%	of the first $250 million of amounts in excess of $250 million
Value Opportunity Fund	Vaughan Nelson	10/31/08	0.50%

*	Prior to June 1, 2011, BlackRock Investment Management, LLC (“BlackRock”) served as subadviser to the large cap growth segment of the Fund now managed by Loomis Sayles. The subadvisory fee payable by the Fund to BlackRock was 0.45% on the first $250 million of the segment’s average daily net assets and 0.40% thereafter.

For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds, and of these amounts, the total paid to Natixis Advisors and the total paid to a subadviser of a Fund:

ACTIVEBETA EQUITY FUND

12/31/10[1]
Total Advisory Fee	$13,329
Natixis Advisors
Fee Earned	$6,665
Fee Waived	$6,665
Total Paid	—
Westpeak
Fee Earned	$6,664
Fee Waived	$6,664
Total Paid	—

DYNAMIC EQUITY FUND

12/31/10[2]
Total Advisory Fee	$23,062
Natixis Advisors
Fee Earned	$8,072
Fee Waived	$8,072

Total Paid			—
Absolute Asia
Fee Earned			$14,990
Fee Waived			$14,990
Total Paid			—

INCOME DIVERSIFIED PORTFOLIO
	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$525,593	$305,826	$326,508
Natixis Advisors
Fee Earned	$244,572	$138,075	$148,493
Fee Waived	$5,028	—	—
Total Paid	$239,544	$138,075	$148,493
AEW
Total Paid	$93,781	$50,249	$64,474
Loomis Sayles
Total Paid	$187,240	$117,502	$113,541

HANSBERGER INTERNATIONAL FUND
	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$1,113,495	$699,333	$761,268
Natixis Advisors
Total Paid	$487,152	$305,958	$333,055
Hansberger
Total Paid	$626,343	$393,375	$428,213

LARGE CAP VALUE FUND
	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$1,174,563	$801,253	$948,166
Natixis Advisors
Fee Earned	$419,330	$286,162	$338,631
Fee Waived	—	$49,256	$116,053
Total Paid	$419,330	$236,906	$222,578
Harris Associates
Total Paid	$755,233	$515,091	$609,535

NATIXIS OAKMARK GLOBAL FUND
			12/31/10[3]
Total Advisory Fee			$1,805
Natixis Advisors
Fee Earned			$564
Fee Waived			$564
Total Paid			—
Harris Associates
Fee Earned			$1,241
Fee Waived			$1,241
Total Paid			—

NATIXIS OAKMARK INTERNATIONAL FUND
			12/31/10[3]

Total Advisory Fee			$2,015
Natixis Advisors

Fee Earned			$593
Fee Waived			$593
Total Paid			—
Harris Associates
Fee Earned			$1,422
Fee Waived			$1,422
Total Paid			—

REAL ESTATE FUND

	1/31/09	1/31/10	1/31/11
Total Advisory Fee	$1,051,634	$840,850	$1,638,373
AEW

SMALL CAP VALUE FUND

	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$1,734,095	$4,147,115	$4,954,501
Natixis Advisors
Total Paid	$674,370	$1,612,767	$1,926,750
Vaughan Nelson
Total Paid	$1,059,725	$2,534,348	$3,027,751

TARGETED EQUITY FUND

	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$6,187,294	$6,278,879	$6,486,746
CGM

U.S. MULTI-CAP EQUITY FUND
	12/31/08	12/31/09	12/31/10
Total Advisory Fee	$4,080,490	$2,773,640	$3,092,377
Natixis Advisors
Fee Earned	—	$1,304,981	$1,457,688
Fee Waived	—	$53,943	$177,041
Total Paid	$1,913,595	$1,251,038	$1,280,647
BlackRock[4]
Fee Earned	—	$255,068	$279,314
Fee Waived	—	$2,928	$15,558
Total Paid	$367,737	$252,140	$263,756
Harris Associates
Fee Earned	—	$395,193	$470,372
Fee Waived	—	$14,409	$52,155
Total Paid	$532,656	$380,784	$418,217
Loomis Sayles – Small/Mid Core Segment
Fee Earned	—	$504,508	$511,621
Fee Waived	—	$18,394	$56,728
Total Paid	$764,409	$486,114	$454,893
Loomis Sayles – Mid Cap Growth Segment
Fee Earned	—	$313,890	$373,382
Fee Waived	—	$11,445	$41,401
Total Paid	$502,093	$302,445	$331,981

VALUE OPPORTUNITY FUND

	12/31/08[5]	12/31/09	12/31/10
Total Advisory Fee	$1,241	$29,113	$281,290
Natixis Advisors
Fee Earned	$459	$10,917	$105,484
Fee Waived	$459	$10,917	$37,016
Total Paid	$0	$0	$68,468
Vaughan Nelson
Fee Earned	$782	$18,196	$175,806
Fee Waived	$782	$18,196	$61,695
Total Paid	—	—	$114,111

[1]	ActiveBeta Equity Fund commenced operations on July 30, 2010.
[2]	Dynamic Equity Fund commenced operations on February 26, 2010.
[3]	Natixis Oakmark Global Fund and Natixis Oakmark International Fund commenced operations on December 15, 2010.
[4]	Prior to June 1, 2011, BlackRock served as subadviser to the large cap growth segment of the Fund now managed by Loomis Sayles.
[5]	Value Opportunity Fund commenced operations on October 31, 2008.

For more information about the Funds’ advisory and subadvisory agreements, see “Investment Advisory and Other Services.”

The table below shows the expenses of the Funds that were reimbursed by Natixis Advisors (or AEW, in the case of Real Estate Fund) for the fiscal years ended January 31, 2009, January 31, 2010 and January 31, 2011 for the Real Estate Fund, and for the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 for the other Funds:

Fund	Fiscal Year Ended 1/31/09	Fiscal Year Ended 1/31/10	Fiscal Year Ended 1/31/11
Real Estate Fund	$14,839	$82,020	—

Fund	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
ActiveBeta Equity Fund[1]	—	—	$84,267
Dynamic Equity Fund[2]	—	—	$173,561
Large Cap Value Fund	—	$169,298	—
Natixis Oakmark Global Fund[3]	—	—	$48,413
Natixis Oakmark International Fund[3]	—	—	$48,672
Small Cap Value Fund	$102,201	$112,856	—
U.S. Multi-Cap Equity Fund	$25,925	$389,314	—
Value Opportunity Fund[4]	$57,369	$172,974	—

[1]	ActiveBeta Equity Fund commenced operations on July 30, 2010.
[2]	Dynamic Equity Fund commenced operations on February 26, 2010.
[3]	Natixis Oakmark Global Fund and Natixis Oakmark International Fund commenced operations on December 15, 2010.
[4]	Value Opportunity Fund commenced operations on October 31, 2008.

The table below shows advisory fees and/or other expenses recovered by Natixis Advisors (or AEW, in the case of Real Estate Fund) for the fiscal years ended January 31, 2009, January 31, 2010 and January 31, 2011 for the Real Estate Fund, and ended December 31, 2008, December 31, 2009 and December 31, 2010 for the other Funds.

Fund	Fiscal Year Ended 1/31/09	Fiscal Year Ended 1/31/10	Fiscal Year Ended 1/31/11
Real Estate Fund	—	—	$18,433

Fund	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
Small Cap Value Fund	—	$3,358	—

BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the last three fiscal years.

For a description of how transactions in portfolio securities are effected and how the Funds’ advisers or subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

ActiveBeta Equity Fund

Fiscal Year Ended 12/31/10[1]
Brokerage Transactions
Allocated to Brokers Providing Research Services	$1,149,929
Brokerage Commissions
Total Brokerage Commissions Paid	$7,894
Commissions Paid to Brokers Providing Research Services	$—

[1]	The Fund commenced operations on July 30, 2010.

Dynamic Equity Fund

Fiscal Year Ended 12/31/10[1]
Brokerage Transactions
Allocated to Brokers Providing Research Services	$847,247
Brokerage Commissions
Total Brokerage Commissions Paid	$6,969
Commissions Paid to Brokers Providing Research Services	$—

[1]	The Fund commenced operations on February 26, 2010.

Income Diversified Portfolio

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—
Brokerage Commissions
Total Brokerage Commissions Paid	$22,607	$12,294	$9,009
Commissions Paid to Brokers Providing Research Services	$—	$—	$—
Commissions Paid to Affiliated Brokers	$—	$—	$—

Hansberger International Fund

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$95,469,396	$41,300,222	$46,619,728
Brokerage Commissions
Total Brokerage Commissions Paid	$187,078	$106,644	$96,873

Commissions Paid to Brokers Providing Research Services	$161,165	$83,130	$77,500

Large Cap Value Fund

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$32,328,719	$245,114,803	$81,655,948
Brokerage Commissions
Total Brokerage Commissions Paid	$95,654	$158,174	$40,223
Commissions Paid to Brokers Providing Research Services	$82,459	$21,393	$6,725

Natixis Oakmark Global Fund

Fiscal Year Ended 12/31/10[1]
Brokerage Transactions
Allocated to Brokers Providing Research Services	$4,291,325
Brokerage Commissions
Total Brokerage Commissions Paid	$1,824
Commissions Paid to Brokers Providing Research Services	$63

[1]	The Fund commenced operations on December 15, 2010.

Natixis Oakmark International Fund

Fiscal Year Ended 12/31/10[1]
Brokerage Transactions
Allocated to Brokers Providing Research Services	$5,036,262
Brokerage Commissions
Total Brokerage Commissions Paid	$2,419
Commissions Paid to Brokers Providing Research Services	$95

[1]	The Fund commenced operations on December 15, 2010.

Real Estate Fund

	Fiscal Year Ended 1/31/09	Fiscal Year Ended 1/31/10	Fiscal Year Ended 1/31/11
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—
Brokerage Commissions
Total Brokerage Commissions Paid	$71,542	$63,316	$98,051
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Small Cap Value Fund

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09		Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$175,384,405	$367,194,603		$351,173,896
Brokerage Commissions
Total Brokerage Commissions Paid	$371,557	$1,011,616	†	$904,301

Commissions Paid to Brokers Providing Research Services	$192,776	$465,271	$294,774

†	The total brokerage commissions paid by the Small Cap Value Fund increased significantly from 2008 to 2009 as a result of a corresponding increase in the size of the Fund’s portfolio.

Targeted Equity Fund

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$3,426,395,316	$2,266,972,024	$2,170,649,992
Brokerage Commissions
Total Brokerage Commissions Paid	$3,230,824	$2,356,193	$2,396,965
Commissions Paid to Brokers Providing Research Services	$2,980,036	$2,195,381	$2,185,211

U.S. Multi-Cap Equity Fund

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$892,117,903	$546,960,579	$463,350,022
Brokerage Commissions
Total Brokerage Commissions Paid	$885,054	$827,487	$565,306
Commissions Paid to Brokers Providing Research Services	$437,706	$416,607	$411,847
Commissions Paid to Affiliated Brokers
Natixis Bleichroder	$—	$221	$—
Empirical*	$—	$—	$—
ISI*	$—	$—	$—
Washington Analysis*	$—	$—	$—
Merrill Lynch*	$20,862	$—	$—
Piper Jaffray*/**	$140	$—	$—

*	Empirical, ISI, Washington Analysis, Merrill Lynch and Piper Jaffray are or were affiliated persons of BlackRock, which served as subadviser to the Portfolio during the periods shown.
**Commissions	reflect period July 1- September 10, 2008, during which Piper Jaffrey was an affiliated broker of BlackRock.

Value Opportunity Fund

	Fiscal Year Ended 12/31/08[1]	Fiscal Year Ended 12/31/09		Fiscal Year Ended 12/31/10
Brokerage Transactions
Allocated to Brokers Providing Research Services	$82,139	$6,689,204		$60,805,981
Brokerage Commissions
Total Brokerage Commissions Paid	$1,061	$13,057	†	$93,862
Commissions Paid to Brokers Providing Research Services	$90	$8,031		$63,468
[1]	The Fund commenced operations on October 31, 2008.
†

The total brokerage commissions paid by the Value Opportunity Fund increased significantly from 2008 to 2009 as a result of a corresponding increase in the size of the Fund’s portfolio and the amount of time that the Fund was in operation in 2009 compared to 2008.

REGULAR BROKER-DEALERS

The following table contains the aggregate value of securities of each Fund’s “regular broker-dealers”* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended December 31, 2010 (January 31, 2011 for Real Estate Fund).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) Held by Fund
ActiveBeta Equity Fund	JP Morgan Securities, Inc. Wells Fargo Securities, LLC Goldman Sachs & Co. Banc of America Securities Corp Morgan Stanley & Co., Inc. Citigroup Global Markets, Inc. State Street Bank and Trust Co.	$ $ $ $ $ $ $	68,381 59,873 36,827 36,472 26,203 20,703 4,727
Income Diversified Portfolio

JP Morgan Chase Securities, Inc.

HSBC Securities (U.S.A.), Inc.

Banc of America Securities Corp

Citigroup Global Markets, Inc.

Credit Suisse Securities (USA) LLC

Chevron Corp

Morgan Stanley & Co., Inc.

Merrill, Lynch, Pierce, Fenner & Smith, Inc.

Barclays Bank PLC

		$ $ $ $ $ $ $ $ $	738,149 413,336 365,648 313,582 272,079 265,081 210,499 202,603 173,280
Hansberger International Fund	HSBC Securities (U.S.A.), Inc. Credit Suisse Securities (USA) LLC Barclays Bank PLC	$ $ $	1,203,815 976,344 581,161
Large Cap Value Fund	JP Morgan Chase Securities, Inc. Wells Fargo Securities, LLC	$ $	5,701,248 2,277,765
Natixis Oakmark Global Fund	Credit Suisse Securities (USA) LLC		$157,072
Natixis Oakmark International Fund	Credit Suisse Securities (USA) LLC		$177,210
Targeted Equity Fund	American Express Credit Corp		$16,500,000
U.S. Multi-Cap Equity Fund	JP Morgan Chase Securities, Inc.		$4,381,986

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

SALES CHARGES AND DISTRIBUTION AND SERVICE (12B-1) FEES

As explained in this Statement, the Class A, Class B (where applicable) and Class C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the past three fiscal years. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor’s expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets.

Fund	Fiscal Year Ended 1/31/09	Fiscal Year Ended 1/31/10	Fiscal Year Ended 1/31/11
Real Estate Fund
Class A	$159,488	$105,121	$155,746
Class B	$75,649	$34,124	$31,514
Class C	$147,954	$74,937	$92,328

Fund	Fiscal Year Ended 12/31/08		Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/10
ActiveBeta Equity Fund
Class A				$1	*
Class C				$4	*

Dynamic Equity Fund
Class A				$63	**
Class C				$196	**

Income Diversified Portfolio
Class A	$113,014		$75,134	$86,851
Class C	$503,567		$255,510	$246,247

Hansberger International Fund
Class A	$251,212		$168,356	$187,957
Class B	$188,700		$86,645	$71,768
Class C	$198,324		$114,098	$127,988

Large Cap Value Fund
Class A	$331,563		$235,057	$283,391
Class B	$152,971		$76,137	$64,834
Class C	$108,703		$62,182	$72,531

Natixis Oakmark Global Fund
Class A				$553	***
Class C				$46	***

Natixis Oakmark International Fund
Class A				$569	***
Class C				$94	***

Small Cap Value Fund
Class A	$316,076		$660,710	$706,623
Class B	$178,059		$103,343	$89,181
Class C	$215,383		$311,580	$374,797

Targeted Equity Fund
Class A	$1,990,225		$1,622,811	$1,726,537
Class B	$227,932		$122,150	$103,365
Class C	$481,317		$646,657	$743,694

U.S. Multi-Cap Equity Fund
Class A	$825,839		$604,952	$706,023
Class B	$759,893		$364,558	$312,180
Class C	$363,382		$249,151	$281,049

Value Opportunity Fund
Class A	$3	****	$2,145	$19,292
Class C	$27	****	$1,235	$4,865

*	ActiveBeta Equity Fund commenced operations on July 30, 2010.
**	Dynamic Equity Fund commenced operations on February 26, 2010.
***	Natixis Oakmark Global Fund and Natixis Oakmark International Fund commenced operations on December 15, 2010.
****	Value Opportunity Fund commenced operations on October 31, 2008.

For the fiscal period ended December 31, 2010 (January 31, 2011 for the Real Estate Fund), the Distributor used the Rule 12b-1 fees paid by the Funds under the Plans as follows:

Fund	Compensation to Broker-Dealers	Class B share Financing*	Retained by Distributor	Total
ActiveBeta Equity Fund[1]	—	—	$5	$5
Dynamic Equity Fund[2]	$259	—	—	$259
Income Diversified Portfolio	$333,098	—	—	$333,098
Hansberger International Fund	$334,100	$53,613	—	$387,713
Large Cap Value Fund	$372,318	$48,438	—	$420,756
Natixis Oakmark Global Fund[3]	$599	—	—	$599
Natixis Oakmark International Fund[3]	$663	—	—	$663
Real Estate Fund	$255,390	$24,198	—	$279,588
Small Cap Value Fund	$1,103,964	$66,637	—	$1,170,601
Targeted Equity Fund	$2,496,366	$77,230	—	$2,573,596
U.S. Multi-Cap Equity Fund	$1,065,993	$233,259	—	$1,299,252
Value Opportunity Fund	$24,157	—	—	$24,157

*	Class B shares of the Funds are no longer offered for sale. See “Distribution Agreements and Rule 12b-1 Plans” in the section “Investment Advisory and Other Services” for more information.
[1]	ActiveBeta Equity Fund commenced operations on July 30, 2010.
[2]	Dynamic Equity Fund commenced operations on February 26, 2010.
[3]	Natixis Oakmark Global Fund and Natixis Oakmark International Fund commenced operations on December 15, 2010.

OWNERSHIP OF FUND SHARES

As of April 1, 2011, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*

FUND	SHAREHOLDER	PERCENTAGE
Active Beta Equity Fund[1]
Class A	Natixis Global Asset Management L.P. Boston, MA 02116-3368	99.94%

Class C	Natixis Global Asset Management L.P. Boston, MA 02116-3368	99.94%

Class Y	Natixis Global Asset Management L.P. Boston, MA 02116-3368	99.99%
Dynamic Equity Fund[2]

Class A	LPL Financial San Diego, CA 92121-1968	36.88%

	Michelle D Quillico & Walter D Quillico Allen Park, MI 48101	12.42%

	Raymond James & Association Inc. Plymouth, MI 48170	11.99%

	Joseph Blanchard Novelty, OH 44072	11.09%

	NFS LLC FEBO Manchester, MA 01944	5.18%

FUND	SHAREHOLDER	PERCENTAGE
Class C	NFS LLC FEBO Bluffton, SC 29909	51.43%

	LPL Financial San Diego, CA 92121-1968	45.08%

Class Y	Natixis Global Asset Management L.P. Boston, MA 02116-3368	99.83%
Hansberger International Fund

Class C	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	21.66%

	UBS WM USA Jersey City, NJ 07310-2055	16.44%

	Pershing LLC Jersey City, NJ 07303	5.08%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	5.07%

Income Diversified Portfolio[3,4]

Class A	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	54.70%

	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	15.05%

	UBS WM USA Jersey City, NJ 07310-2055	5.26%

Class C	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	52.47%

	UBS WM USA Jersey City, NJ 07310-2055	11.06%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	10.20%
Large Cap Value Fund

Class A	NFS LLC FEBO Hot Springs, AR 71913	5.73%

Class B	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	5.02%

Class C	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	47.68%
	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	7.84%

FUND	SHAREHOLDER	PERCENTAGE
	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	13.44%

Class Y	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	52.85%

	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	14.02%

	Virginia G Moose & James M Moose JR. Revocable Trust Sacramento, CA 95818-3707	6.13%

Natixis Oakmark Global Fund[5]

Class A	Natixis Global Asset Management L.P. Boston, MA 02116-3368	94.02%

Class C	Janney Montgomery Scott LLC Philadelphia, PA 19103	20.29%

	UBS WM USA Jersey City, NJ 07310-2055	18.25%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	11.98%

Natixis Oakmark International Fund[6]

Class A	Natixis Global Asset Management L.P. Boston, MA 02116-3368	83.92%

Class C	UBS WM USA Jersey City, NJ 07310-2055	38.09%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	15.52%

	RBC Capital Markets LLC Minneapolis, MN 55402	11.01%

Real Estate Fund[7]
Class A	UBS WM USA Jersey City, NJ 07310-2055	16.86%

	Hanys Upstate Plans UTICA, NY 13502-6317	16.85%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	16.77%

	Community Bank NA Trust Utica, NY 13502-6317	6.94%

Class C	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	29.41%

FUND	SHAREHOLDER	PERCENTAGE
	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	17.27%

	UBS WM USA Jersey City, NJ 07310-2055	9.75%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	8.49%

	Wells Fargo Bank NA Minneapolis, MN 55480-1533	7.69%

Class Y	NFS LLS FEBO Dallas, TX 75283-1575	66.14%

Small Cap Value Fund

Class A	NFS LLC FEBO Boston, MA 02111	24.59%

	UBS WM USA Jersey City, NJ 07310-2055	10.96%

	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	8.04%

	NFS LLC FEBO Lewisville, TX 75067	6.11%

Class C	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	25.47%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	12.84%

	UBS WM USA Jersey City, NJ 07310-2055	7.62%

Class Y	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	35.77%

	LPL Financial San Diego, CA 92121-1968	19.78%

	The Vangaurd Fiduciary Trust Wayne, PA 19087-1816	13.01%

	Parbanc Co Parkersburg, WV 26101-5144	10.22%

	Maril & Co Milwaukee, WI 53224	5.06%

Targeted Equity Fund

Class A	UBS WM USA	6.45%

FUND	SHAREHOLDER	PERCENTAGE
	Jersey City, NJ 07310-2055

	OTC Custodian FBO NEF Agents Retirement Plans Greenwood Village, CO 80111-5002	5.03%

Class C	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	41.92%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	11.30%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	10.66%

	UBS WM USA Jersey City, NJ 07310-2055	8.34%

Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246-6484	50.51%

	Equitable Trust Company Nashville, TN 37205-2314	20.41%

U.S. Multi-Cap Equity Fund

Class C	UBS WM USA Jersey City, NJ 07310-2055	17.54%

	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	12.04%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	6.00%

Class Y	Orchard Trust Company Greenwood Village, CO 80111-5002	67.26%

	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	17.65%

	LPL Financial San Diego, CA 92121	8.48%

Value Opportunity Fund[8]

Class A	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	32.16%

	UBS WM USA Jersey City, NJ 07310-2055	23.93%

Class C	UBS WM USA Jersey City, NJ 07310-2055	40.40%

	RBC Capital Markets LLC Minneapolis, MN 55402	9.27%

FUND	SHAREHOLDER	PERCENTAGE
Class Y	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	29.17%

	Taynik & Co Quincy, MA 02169	11.01%

	The Fulton Company Lancaster, PA 17604	9.02%

	LPL Financial San Diego, CA 92121-1968	6.00%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

[1]

As of April 1, 2011, Natixis Global Asset Management, L.P., 399 Boylston St, Boston, MA 02116, owned 99.96% of the ActiveBeta Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.

[2]

As of April 1, 2011, Natixis Global Asset Management, L.P., 399 Boylston St, Boston, MA 02116, owned 95.72% of the Dynamic Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.

[3]

As of April 1, 2011, CitiGroup Global Markets, Inc., Owings Mills, MD 21117-3256, owned 35.37% of the Income Diversified Portfolio and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than CitiGroup Global Markets, Inc.

[4]

As of April 1, 2011, Merrill Lynch Pierce Fenner & Smith Inc., Jacksonville FL 32246-6484, owned 31.30% of the Income Diversified Portfolio and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith.

[5]

As of April 1, 2011, Natixis Global Asset Management, L.P., 399 Boylston St, Boston, MA 02116, owned 82.00% of the Natixis Oakmark Global Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.

[6]

As of April 1, 2011, Natixis Global Asset Management, L.P., 399 Boylston St, Boston, MA 02116, owned 67.49% of the Natixis Oakmark International Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.

[7]

As of April 1, 2011, NFS LLC, Bridger, MT 59014-9506, owned 54.36% of the Real Estate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than NFS LLC.

[8]

As of April 1, 2011, Charles Schwab & Co., Inc., San Francisco, CA 94104-4122, owned 29.37% of the Value Opportunity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab.

THE TRUSTS

Natixis Funds Trust I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated June 7, 1985, as amended and restated on June 2, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act, as amended. Currently, each series of the Trust is diversified except for Dynamic Equity Fund. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
The New England Life Government Securities Trust	June 1985 to August 1986
The New England Funds	September 1986 to March 1994

New England Funds Trust I	April 1994 to January 2000
Nvest Funds Trust I	February 2000 to April 2001
CDC Nvest Funds Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust I	May 2005 to August 2007
Natixis Funds Trust I	August 2007 to present

Natixis Funds Trust I has nine (9) separate portfolios. Loomis Sayles Core Plus Bond Fund has a different fiscal year end and information regarding this portfolio can be found in the Natixis Funds Statement of Additional Information dated February 1, 2011. Dynamic Equity Fund was organized in 2010 and commenced operations on February 26, 2010. Income Diversified Portfolio was organized in 2005 and commenced operations on November 17, 2005. Prior to August 1, 2007, Income Diversified Portfolio was named “IXIS Income Diversified Portfolio.” Hansberger International Fund was organized in 1995 and commenced operations on December 29, 1995. Prior to March 1, 2004, Hansberger International Fund was named “CDC Nvest Star International Fund.” Natixis Oakmark Global Fund and Natixis Oakmark International Fund were organized in 2010 and commenced operations on December 15, 2010. Small Cap Value Fund was organized in 1996 and commenced operations on December 31, 1996. Prior to March 1, 2004, Small Cap Value Fund was named “CDC Nvest Star Small Cap Fund.” Targeted Equity Fund is the successor of NEL Growth Funds, Inc., which commenced operations in 1968. U.S. Multi-Cap Equity Fund was organized in 1994 and commenced operations on July 7, 1994. Prior to June 1, 2011, U.S. Multi-Cap Equity Fund was named “Natixis U.S. Diversified Portfolio.”

Natixis Funds Trust II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended and restated on June 2, 2005, and consisted of a single Fund (now the Large Cap Value Fund) until January 1989, when the Trust was reorganized as a “series” company as described in Section 18(f)(2) of the 1940 Act. Currently, each series of the Trust except the Loomis Sayles Multi-Asset Real Return Fund is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Investment Trust of Boston	May 1931 to November 1988
Investment Trust of Boston Funds	December 1988 to April 1992
TNE Funds Trust	April 1992 to March 1994
New England Funds Trust II	April 1994 to January 2000
Nvest Funds Trust II	January 2000 to April 2001
CDC Nvest Funds Trust II	May 2001 to April 2005
IXIS Advisor Funds Trust II	May 2005 to August 2007
Natixis Funds Trust II	August 2007 to present

Natixis Funds Trust II currently has eight (8) separate portfolios. Information for five of these portfolios can be found in the Statement of Additional Information for the ASG Global Alternatives Fund, ASG Diversifying Strategies Fund, ASG Managed Futures Fund, Loomis Sayles Absolute Strategies Fund and Loomis Sayles Multi-Asset Real Return Fund dated May 1, 2011. ActiveBeta Equity Fund was organized in 2010 and commenced operations on July 30, 2010. Large Cap Value Fund was organized in 1931 and commenced operations on May 6, 1931. Prior to March 1, 2004, Large Cap Value Fund was named “Harris Associates Growth and Income Fund.” Value Opportunity Fund was organized in 2008 and commenced operations on October 31, 2008.

Natixis Funds Trust IV is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f) (2) of the 1940 Act. The sole series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001
CDC Nvest Companies Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust IV	May 2005 to August 2007
Natixis Funds Trust IV	August 2007 to present

Natixis Funds Trust IV has one portfolio, the Real Estate Fund, which commenced operations on September 1, 2000.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities, instruments, or specific practices, which may be used by the adviser or subadviser of a Fund in managing the Fund. Each Fund’s principal strategies are detailed in its Prospectus. Due to the multi-manager approach of Income Diversified Portfolio and U.S. Multi-Cap Equity Fund, investing in a certain security or engaging in a certain practice may be a principal strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” of this Statement or under applicable law, each Fund may engage in strategies and invest in securities and instruments in addition to those listed below. The adviser or subadviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. The adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser or subadviser may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectus or this Statement will be updated if a Fund begins to engage in investment practices that are not described in the Prospectus or this Statement.

Fund	Securities	Practices
ActiveBeta Equity Fund

Debt Securities (Asset-Backed Securities, Below Investment-Grade Fixed-Income Securities, Investment Grade Fixed-Income Securities, Zero-Coupon Securities, Rule 144A and Section 4(2) Commercial Paper, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment Companies, REITs, Real Estate Securities, Warrants)

Foreign Securities Depositary Receipts, Emerging Markets

Money Market Instruments

When-Issued Securities Illiquid Securities Repurchase Agreements Securities Lending Commodities

Dynamic Equity Fund

Debt Securities (Convertible Securities, Rule 144A Securities)

Equity Securities (Corporate Reorganizations, Investment Companies, Preferred Stock, REITs, Real Estate Securities, Warrants)

Foreign Securities (Depositary Receipts, Emerging Markets, Foreign Investment, Foreign Investment Companies)

Money Market Instruments

Futures Contracts Illiquid Securities Initial Public Offerings Private Placements Repurchase Agreements Rights Securities Lending

Fund	Securities	Practices
Income Diversified Portfolio

Debt Securities (Asset-Backed Securities, Bank Loans, Collateralized Mortgage Obligations, Below Investment-Grade Fixed-Income Securities, Investment Grade Fixed-Income Securities, Mortgage-related Securities, Structured Notes, Stripped Securities, Step Coupon Securities, Zero-Coupon Securities, Pay-in-Kind Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment Companies, REITs, Real Estate Securities, Preferred Securities)

Foreign Securities (Bonds, Supranational Entities, Developed Markets, Currency Hedging Transactions, Depositary Receipts, Emerging Markets, Foreign Currency)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Short Sales

Illiquid Securities

Private Placements

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Hansberger International Fund

Debt Securities (Structured Notes, Zero-Coupon Securities, Stripped Securities, Mortgage-related Securities, Asset-backed Securities, Step-Coupon Securities, Pay-in-Kind Securities, Collateralized Mortgage Obligations, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment Companies, Convertible Preferred Stocks, REITs)

Foreign Securities (Bonds, Currency Hedging, Currency Speculation, Supranational Entities, Emerging Markets, Depositary Receipts)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Illiquid Securities

Short Sales

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Large Cap Value Fund

Debt Securities (Investment Grade

Fixed-Income Securities, Zero-Coupon

Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment

Companies)

Foreign Securities (Supranational

Entities, Depositary Receipts, Currency

Hedging)

Money Market Instruments

Initial Public Offerings Futures Contracts Options Swap Contracts Illiquid Securities Repurchase Agreements Securities Lending

Fund	Securities	Practices
Natixis Oakmark Global Fund

Debt Securities (Asset-Backed Securities, Inflation-Linked and Inflation-Indexed Securities, Rule 144A Securities, U.S. Government Securities)

Equity Securities (Preferred Stock, REITs, Value Stocks)

Foreign Investment (Depositary Receipts, Emerging Markets, Foreign Currency Transactions, Foreign Investment Companies, Foreign Securities)

Money Market Instruments

Illiquid Securities Initial Public Offerings Options Private Placements Privatizations Repurchase Agreements Securities Lending Short Sales Warrants and Rights When-Issued Securities

Natixis Oakmark International Fund

Debt Securities (Asset-Backed Securities, Inflation-Linked and Inflation-Indexed Securities, Rule 144A Securities, U.S. Government Securities)

Equity Securities (Preferred Stock, REITs, Value Stocks)

Foreign Investment (Depositary Receipts, Emerging Markets, Foreign Currency Transactions, Foreign Investment Companies, Foreign Securities)

Money Market Instruments

Illiquid Securities Initial Public Offerings Options Private Placements Privatizations Repurchase Agreements Securities Lending Short Sales Warrants and Rights When-Issued Securities

Real Estate Fund

Debt Securities (Mortgage-related

Securities, Collateralized Mortgage

Obligations, Zero-Coupon Securities,

Convertible Securities)

Equity Securities (Corporate Reorganizations, REITs, Real Estate

Securities)

Foreign Securities (Depositary Receipts)

Money Market Instruments

Initial Public Offerings Private Placements Illiquid Securities Repurchase Agreements Securities Lending When-issued Securities

Small Cap Value Fund

Debt Securities (Structured Notes,

Mortgage-related Securities, Asset-backed Securities, Collateralized Mortgage Obligations, Step-Coupon Securities, Pay-in-Kind Securities, Zero-Coupon Securities, Section 4(2) Commercial Paper, Stripped Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment

Companies, REITs)

Foreign Securities (Bonds, Currency

Hedging, Currency Speculation, Emerging Markets, Depositary Receipts, Supranational Entities)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Illiquid Securities

Short Sales

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Fund	Securities	Practices
Targeted Equity Fund

Debt Securities (Investment Grade Fixed-Income Securities, Zero-Coupon Securities, Convertible Securities, U.S. Government Securities)

Equity Securities: (Corporate Reorganizations, Investment Companies, REITs)

Foreign Securities

Money Market Instruments

Illiquid Securities Initial Public Offerings Futures Contracts Swap Contracts Repurchase Agreements Reverse Repurchase Agreements Securities Lending

U.S. Multi-Cap Equity Fund

Debt Securities (Structured Notes, Zero-Coupon Securities, Pay-in-Kind

Securities, Stripped Securities, Step-Coupon Securities, Mortgage-related Securities, Asset-Backed Securities, Collateralized Mortgage Obligations, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment

Companies)

Foreign Securities (Bonds, Currency

Hedging, Supranational Entities, Emerging Markets, Depositary Receipts, Currency Speculation)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Illiquid Securities

Short Sales

Repurchase Agreements

Reverse Repurchase Agreements

Rights

Securities Lending

Value Opportunity Fund

Debt Securities (Convertible Securities, Investment Grade Fixed-Income Securities, Mortgage-Related Securities, Rule 144A Securities, U.S. Government Securities)

Equity Securities (Common Stock, Corporate Reorganizations, Investment Companies, Preferred Stock, REITs, Convertible Securities, Partnerships, Warrants)

Foreign Securities (Depositary Receipts, Emerging Markets, Currency Transactions)

Money Market Instruments

Initial Public Offerings Illiquid Securities Futures Contracts Options When-Issued Securities Repurchase Agreements Reverse Repurchase Agreements Securities Lending

TYPES OF SECURITIES

Debt Securities

Each of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the United States or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends either on a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Adjustable Rate Mortgage Security (“ARM”)

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” below for more information on the risks involved in ARMs.

Asset-Backed Securities

Some Funds may invest in asset-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are one type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Asset-backed securities involve risks similar to those described under “Mortgage-Related Securities” below.

Bank Loans

Some Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments).

A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations (“CMOs”)

Some Funds may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. Government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described under “Mortgage-Related Securities” below.

Commodities – General

Some of the Funds may invest in commodities. Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity-based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities. A Fund may lose money on its commodity investments.

Convertible Securities

Some Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Fixed-Income Securities

Some Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (such as Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s adviser or subadviser must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the major rating agencies must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s adviser or subadviser must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on the adviser’s or the subadviser’s own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if the Fund’s adviser or subadviser believes it would be advantageous to do so.

Inflation-Linked and Inflation-Indexed Securities

Some Funds may invest in inflation-linked securities. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period a Fund holds inflation-linked securities, the Funds may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. Government (see “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Investments in Banks

Some of the Funds may invest in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. Banks are also expected to serve as counterparties on some of a Fund’s derivative contracts.

Mortgage Dollar Rolls

Some Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Some Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities. The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser or subadviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Securities issued by the GNMA and the FNMA and similar issuers may also be exposed to risks described under “U.S. Government Securities.”

Pay-in-Kind Securities

Some Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Rule 144A Securities and Section 4(2) Commercial Paper

Some Funds may purchase Rule 144A securities which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. Some Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless the adviser has determined, under guidelines established by each Trusts’ Board of Trustees, that the particular issue is liquid.

Step-Coupon Securities

Some Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Some Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO”

class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped mortgage securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. If a government sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely affected.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. Government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

See “Mortgage-Related Securities” for additional information on these securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See “Small Capitalization Companies” below. A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities may be more difficult to sell under some market conditions.

Corporate Reorganizations

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s investment adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund’s investment adviser or subadviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

Growth Stocks and Value Stocks

The Funds may invest in growth stocks and value stocks. Growth stocks are those stocks of companies that an adviser believes have earnings that will grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

Value stocks are those stocks of companies that the adviser believe are undervalued compared to their true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the adviser’s or subadviser’s assessment of a company’s prospects is wrong or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it. The Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, they fit into.

Investment Companies

Some of the Funds may invest in other investment companies. Investment companies, including exchange-traded funds such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. Some of the Funds may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to non-RICs that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Market Capitalizations

Some Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium-size companies that are not as established as large capitalization companies are, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

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Small Capitalization Companies – Some Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The NAV of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Preferred Stock

Some Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

REITs

Some Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs the underlying assets of which are concentrated in properties used by a particular industry, such as healthcare, are also subject to the risks associated with such industry. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from a REIT will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. Certain other Funds may also have significant exposure to the real estate industry from time to time.

Warrants and Rights

Some Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are often freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Foreign Investment

Investment in securities of foreign issuers and in foreign branches of domestic banks involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets:

Information. Publicly available information about foreign issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. Statistical information about the economy in an emerging market country may be unavailable or, if available, may be unreliable or not directly comparable to information regarding the economy of the United States or other more developed countries.

Regulation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. In other circumstances, there may be excessive regulation or regulations that are unhelpful to investors such as the Funds.

Liquidity and Concentration. Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Foreign securities exchanges may close or be closed by regulators while U.S. securities exchanges remain open. Available investments in emerging countries may be highly concentrated in a small number of issuers or industries, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the United States or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges may be higher than in the United States

Taxes. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Fund’s shareholders will be able to claim a credit or deduction for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See the section “Taxes” in this Statement.

Political/Economy. Political and economic developments may present risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the United States.

Currency Exchange. Securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of a Fund’s assets in U.S. dollars. A Fund may incur costs in converting between currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Repatriation Restrictions. Foreign governments may delay or restrict repatriation of the Fund’s investment income or other assets, which may adversely impact the Fund’s ability to make timely distributions. If, for any reason, the Fund were unable, through borrowing or otherwise, to meet the distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”), the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies. See the section “Taxes” in this Statement.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see “Net Asset Value.”

Investments in emerging markets may be subject to the risks discussed herein to a greater extent than those in more developed markets. See the section “Emerging Markets.”

Depositary Receipts

Some Funds may invest in sponsored or unsponsored depositary receipts and other similar instruments, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. While the two types of Depositary Receipt facilities (“unsponsored” or “sponsored”) are similar, there are differences regarding holders’ rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to Depositary Receipt holders with respect to the underlying securities.

Sponsored Depositary Receipt facilities are generally created in the same manner as unsponsored facilities, except that sponsored Depositary Receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the Depositary Receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the Depositary Receipts (such as dividend payment fees of the depository), although most sponsored Depositary Receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored Depositary Receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the Depositary Receipt holders at the underlying issuer’s request.

For purposes of the Funds’ investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. As noted in “Foreign Investment” above, the risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its adviser or subadviser and their affiliates, and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Foreign Investment Companies

Some of the countries in which some of the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. Some of the Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. If a Fund invests in investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Fund’s adviser), but also, indirectly, the similar expenses of the underlying investment companies.

Foreign Securities

The Funds may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) non-U.S. dollar-denominated securities of U.S. corporate issuers. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see the section “Net Asset Value.”

Supranational Entities

Some Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described below under “Foreign Currency Transactions.”

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund either “earmarked” on the Fund’s records or in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

Forward contracts are subject to many of the same risks as derivatives described in “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A Fund’s use of currency transactions may be limited by tax considerations. The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described under “Derivative Instruments.”

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described under “Foreign Securities.”

Money Market Instruments

Each Fund may seek to minimize risk by investing in money market instruments, which are high quality, short-term securities. Although changes in interest rates can change the market value of a security, each Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes. However, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

TYPES OF PRACTICES

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. A Fund’s adviser or subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities. Some of these derivative instruments are discussed in detail elsewhere in this Statement.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent a Fund’s adviser’s or subadviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although a Fund’s adviser and/or subadviser monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Several types of derivatives instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500 Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” If a Fund has a long position in a futures contract it will designate on the Fund’s records or establish a segregated account with the Fund’s custodian cash or liquid securities eligible for purchase by the Fund equal to the daily marked to market net obligation under the contract (less any margin on deposit). For short positions in futures contracts, a Fund will designate on the Fund’s records or establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal its daily marked to market net obligation under the futures contracts.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract. The Fund may realize a loss on the purchase (sale) of the comparable contract.

Options and Warrants

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Options on Indices

Some Funds may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive, upon exercise of the warrant, a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

Some Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. As described above, the adviser will “cover” its obligations under forward contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions.

Swap Agreements

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments. A Fund will designate or segregate liquid assets in an amount sufficient to cover its current net obligations under swap agreements.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, a Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities whose performance corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. A Fund will be required, however, to segregate or designate on its records liquid assets in amounts sufficient at all times to satisfy its net obligations under options and futures contracts.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

The Funds are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Illiquid Securities

The Funds may purchase illiquid securities. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. In addition, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by each Trust’s Board of Trustees, that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper”.

Initial Public Offerings

The Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Private Placements

Some Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the Securities Act, the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act) or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of a Fund’s adviser or subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the Prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Some Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. In addition, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at what is considered to be comparatively low market risk. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser or subadviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements

Some Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are designated on the applicable Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Funds.

Dollar Rolls. Dollar rolls may be considered a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds. See “Mortgage Dollar Rolls” for more information.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Funds’ custodian or collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, a Fund may receive a set fee for keeping its securities available for lending. Any voting rights or rights to consent, relating to securities loaned, pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Boards of Trustees of the Trusts or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short Sales

Some Funds may sell securities short “against the box,” that is, they: (1) enter into short sales of securities that they currently own or have the right to acquire through the conversion or exchange of other securities that they own without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Funds’ short positions remain open.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold, and does not receive immediately the proceeds from, the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must designate on its records or deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in each Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable short-term capital gains that are taxable at the higher ordinary income rates for individuals. Portfolio turnover considerations will not limit the adviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

When-Issued Securities

“When-issued” securities are traded on a price basis prior to actual issuance. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. A Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser and subadviser(s) of each Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic and market conditions.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when each Fund’s adviser or subadviser believes that portfolio changes are appropriate.

For the fiscal years ended December 31, 2009 and December 31, 2010, the portfolio turnover rates for Large Cap Value Fund were approximately 131% and 32%, respectively. Although within the Fund’s historical range, the variation experienced in the Fund’s turnover rate from 2009 to 2010 was due to both market volatility and to realize gains from tax loss carry forwards.

PORTFOLIO HOLDINGS INFORMATION

Each Trust’s Board of Trustees have adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at ga.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days (15 days for Small Cap Value Fund, Value Opportunity Fund and ActiveBeta Equity Fund, 60 days for Real Estate Fund and 10 business days after quarter-end for Natixis Oakmark Global Fund and Natixis Oakmark International Fund). A list of Small Cap Value Fund’s and Value Opportunity Fund’s top 10 holdings will generally be available on a monthly basis within 7 business days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds’ principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end)(excluding Natixis Oakmark Global Fund and Natixis Oakmark International Fund), Latent Zero (periodic disclosure of full portfolio holdings of the Hansberger International Fund for trade order management services) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure to SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds with Class B shares);

(4)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to the advisers and subadvisers of the Funds (votable portfolio holdings of issuers as of record date for shareholder meetings);

(5)	Disclosure to employees of the Funds’ advisers, subadvisers, principal underwriter, administrator, custodian, financial printer, fund accounting agent and independent registered public accounting firm, fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(6)	Disclosure to Natixis Global Asset Management (“NGAM”), in its capacity as the seed capital investor for Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. NGAM and its parent utilize a third-party service provider, Aptimum Formation Développment (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(7)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to items (2) through (6) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s adviser, subadviser, administrator or custodian. With respect to (7) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are NGAM (daily disclosure of full portfolio holdings), pursuant to a services agreement between Absolute Asia and NGAM, for the purpose of assisting with the monitoring of significant events for valuation purposes with respect to Dynamic Equity Fund; tax agents in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purposes of performing certain duties for compliance with Taiwan’s tax laws with respect to Dynamic Equity Fund; Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to Large Cap Value Fund, Natixis Oakmark Global Fund, Natixis Oakmark International Fund, Small Cap Value Fund, Value Opportunity Fund and the Harris Associates subadvised discipline of the U.S. Multi-Cap Equity Fund; GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the discipline of Income Diversified Portfolio managed by Active Investment Advisors; Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis with respect to the Loomis Sayles sub-advised equity segments of U.S. Multi-Cap Equity Fund; Electra (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to Income Diversified Portfolio; Barclays Capital and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Loomis Sayles sub-advised fixed-income segments of Income Diversified Portfolio; Glass Lewis & Co., LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed for the securities held within the Real Estate Fund and the AEW sub-advised segment of Income Diversified Portfolio, Thomson Financial (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of performing attribution analysis with respect to Real Estate Fund and the AEW sub-advised segment of Income Diversified Portfolio; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns; and chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided next business day) for the purpose of performing certain duties for compliance with the India Income Tax Act with respect to Dynamic Equity Fund. Although the Trusts may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Funds’ Board of Trustees exercises oversight of the disclosure of the Funds’ portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosure pursuant to item (7) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by a Fund’s adviser or subadviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, subadviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund’s adviser or subadviser or by any affiliated person of the adviser or subadviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

Under each Trust’s Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the trustees will continue in office until resignation, retirement, death or removal. Trustee vacancies normally are filled by vote of the remaining trustees. If at any time less than a majority of the trustees in office have been elected by the shareholders, the trustees must call a shareholder meeting for the purpose of electing trustees.

The table below provides certain information regarding the trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons” as defined in the 1940 Act, of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For the purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons,” as defined in the 1940 Act, of the relevant Trust.

The following table provides information about the members of the Board of Trustees of the Trusts, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (1940)	Trustee since 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors), since 1995 for Natixis	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
	Funds Trust II; since 2000 for Natixis Funds Trust IV Contract Review and Governance Committee Member	School of Government, Harvard University		experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee from 2005 to 2009 and since 2011 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Contract Review and Governance Committee Member	Executive in Residence at General Catalyst (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2003 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee since 1996 for Natixis Funds Trust I, Natixis Funds Trust II and since 2000 for Natixis Funds Trust IV Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II; since 2000 for Natixis Funds Trust IV

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets	44 None	Experience as Director of the Division of Trading and Markets at the Securities and

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
	Funds Trust IV Contract Review and Governance Committee Member	at the Securities and Exchange Commission		Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
David L. Giunta[1,3] (1965)

Trustee

since 2011 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV

President and Chief Executive Officer since 2008 of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV

		President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[4] (1960)	Trustee since 2000 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	Each person listed above, except as noted, holds the same position(s) with Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors, or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.
***	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.
[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

[3]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer–U.S. and Asia, Natixis Global Asset Management, L.P.

Officers of the Trusts
Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board of Trustees reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of each Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between a Fund’s adviser and each Trust, and governance matters relating to each Trust. During the fiscal year ended December 31, 2010, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Funds’ Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trusts, Fund counsel, and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended December 31, 2010, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Edward A. Benjamin –Chairman
Wendell J. Knox	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Daniel M. Cain
Erik R. Sirri
Peter J. Smail

As chairperson of the Board of Trustees, Ms. Moose is an ex-officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2010, the trustees had the following ownership in the Funds and all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker***	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox**	Sandra O. Moose	Erik R. Sirri	Peter J. Smail	Cynthia L. Walker**
ActiveBeta Equity Fund	A	A	A	A	A	A	A	A	A	A
Dynamic Equity Fund	A	A	A	A	A	A	A	A	A	A
Income Diversified Portfolio	A	A	A	A	A	A	A	A	A	A
Hansberger International Fund	A	A	A	E	A	A	A	A	A	E
Large Cap Value Fund	A	A	A	A	A	A	A	A	A	A
Natixis Oakmark Global Fund	A	A	A	A	A	A	A	A	A	A
Natixis Oakmark International Fund	A	A	A	A	A	A	A	A	A	A

Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker***	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox**	Sandra O. Moose	Erik R. Sirri	Peter J. Smail	Cynthia L. Walker**
Real Estate Fund	A	A	A	A	A	D	A	A	A	A
Small Cap Value Fund	A	A	A	E	A	A	A	A	A	A
Targeted Equity Fund	A	A	E	A	C	D	A	A	A	A
U.S. Multi-Cap Equity Fund	E	A	A	A	A	A	A	A	A	A
Value Opportunity Fund	A	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	E	E	E	E

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

**	Amounts include economic value of notional investments held through the deferred compensation plan.
***	Mr. Baker was appointed as a trustee effective January 1, 2011.

Interested Trustees

Dollar Range of Fund Shares*	Robert J. Blanding	John T. Hailer	David L. Giunta**
ActiveBeta Equity Fund	A	A	A
Dynamic Equity Fund	A	A	A
Income Diversified Portfolio	A	A	A
Hansberger International Fund	A	A	A
Large Cap Value Fund	A	E	A
Natixis Oakmark Global Fund	A	A	A
Natixis Oakmark International Fund	A	A	A
Small Cap Value Fund	A	A	A
Real Estate Fund	A	A	C
Targeted Equity Fund	A	D	C
U.S. Multi-Cap Equity Fund	A	A	A
Value Opportunity Fund	A	A	A

Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

**	Mr. Giunta was appointed as trustee effective January 1, 2011.

Trustee Fees

The Trusts pay no compensation to their officers or Interested Trustees.

The Chairperson of the Boards receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments (Messrs. Benjamin, Cain and Drucker) is not a standing committee. These fees are allocated among the mutual fund portfolios in the Natixis Funds trusts, Loomis Sayles Funds trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2010, the trustees of the Trusts received the amounts set forth in the following table for serving as trustees of the Trusts and for serving as trustees of Gateway Trust, Loomis Sayles Funds Trusts and Hansberger International Series. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended December 31, 2010

	Aggregate Compensation from Natixis Funds Trust I*	Aggregate Compensation from Natixis Funds Trust II*	Aggregate Compensation from Natixis Funds Trust IV*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex **
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.	$17,990	$12,256	$2,395	$0	$0	$165,000
Charles D. Baker***	$0	$0	$0	$0	$0	$0
Edward A. Benjamin	$19,921	$13,350	$2,615	$0	$0	$190,000
Daniel M. Cain	$18,543	$12,826	$2,410	$0	$0	$185,000
Kenneth A. Drucker	$17,051	$11,774	$2,217	$0	$0	$170,000
Wendell J. Knox	$17,990	$12,256	$2,395	$0	$0	$165,000
Sandra O. Moose	$9,881	$2,905	$812	$0	$0	$250,000
Erik R. Sirri	$17,990	$12,256	$2,395	$0	$0	$165,000
Peter J. Smail	$17,387	$12,025	$2,318	$0	$0	$159,000
Cynthia L. Walker	$16,612	$11,249	$2,190	$0	$0	$160,000
INTERESTED TRUSTEES

David L. Giunta****	$0	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal years ended December 31, 2010 and January 31, 2011, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust I as of December 31, 2010 for the trustees is as follows: Allison ($1,013,688), Benjamin ($153,231), Cain ($302,109), Knox ($26,376), Sirri ($18,637) and Walker ($75,200). The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2010 for the trustees is as follows: Allison ($212,068), Benjamin ($62,200), Cain ($69,573), Knox ($19,041), Sirri ($13,537)and Walker ($36,350). The total amount of deferred compensation accrued for Natixis Funds Trust IV as of December 31, 2010 for the trustees is as follows: Allison ($19,518), Benjamin ($17,321), Cain ($14,133), Knox ($3,799), Sirri ($2,634) and Walker ($10,327).
**	Total Compensation represents amounts paid during the fiscal year ended December 31, 2010 to a trustee for serving on the Board of Trustees of eight (8) trusts with a total of forty-five (45) funds as of December 31, 2010.
***	Mr. Baker served as a trustee until his resignation on December 4, 2009 and was reappointed as a trustee effective January 1, 2011.
****	Mr. Giunta was appointed as trustee effective January 1, 2011.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees.

Management Ownership

As of April 1, 2011, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust.

Code of Ethics

The Trusts, their advisers and subadvisers, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are available on the SEC’s EDGAR system which can be accessed through www.sec.gov.

Proxy Voting Policies

The Boards of Trustees of the Funds have adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds’ investment adviser or subadviser(s). Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of each Fund and its shareholders. The adviser or subadviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that adviser or subadviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser or subadviser. Because each adviser and subadviser manages its portfolio independently from the other, the different Funds and/or different segments of the same Fund may vote differently on the same matter. The adviser or subadviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser or subadviser shall make available to each Fund, or Natixis Advisors, the Funds’ administrator, the records and information maintained by the adviser or subadviser under the Guidelines.

Information regarding how the Funds (other than Natixis Oakmark Global Fund and Natixis Oakmark International Fund) voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2010 is available and information regarding how Natixis Oakmark Global Fund and Natixis Oakmark International Fund voted proxies related to their respective portfolio securities during the 12-month period ending June 30, 2011 will be available without charge through the Funds’ website, ga.natixis.com and on the SEC’s website at www.sec.gov.

Natixis Advisors. Generally, proxy voting responsibilities and authority are delegated to a Fund’s subadviser. In situations where Natixis Advisors retains proxy voting authority, it follows the following guidelines. As of the date of this Statement, Natixis Advisors retains proxy voting authority only with respect to the sleeve of Income Diversified Portfolio which is managed by Active Investment Advisors. Natixis Advisors has a fiduciary responsibility to exercise voting authority over securities held in client portfolios. Decisions regarding the voting of proxies shall be made solely in the interest of each client account advised by Natixis Advisors with the exclusive purpose being to provide benefits to clients by considering those factors that affect the value of their securities.

Natixis Advisors utilizes the services of a third party proxy service provider (“Proxy Service Provider”), a proxy-voting agent. The Proxy Service Provider may maintain records, provide reports, develop models and research, and vote proxies in accordance with instructions and guidelines provided by Natixis Advisors. These instructions and guidelines shall be consistent with the Proxy Voting Policy of Natixis Advisors, which generally votes “for” proposals that, in the judgment of Natixis Advisors, would serve to enhance shareholder value, and generally votes “against” proposals that, in the judgment of Natixis Advisors, would impair shareholder value.

These instructions and guidelines direct the proxy-voting agent, on behalf of Natixis Advisors and those clients for whom Natixis Advisors has retained investment discretion, to vote for or against specific types of routine proposals, while generally reserving other non-routine proposals for Natixis Advisors to decide on a case-by-case basis.

With respect to proposals to be decided by Natixis Advisors on a case-by-case basis, appropriate personnel of Natixis Advisors have the responsibility to determine how the proxies should be voted and for directing the proxy-voting agent to vote accordingly. In all cases the responsible persons shall endeavor to vote each proxy in the interests of client accounts. An internal committee of Natixis Advisors shall review Natixis Advisors’ proxy-voting policy on an annual basis.

Absolute Asia. Absolute Asia utilizes the services of a Proxy Service Provider to assist in voting. When voting proxies, unless acting pursuant to a contractual obligation with the client or a specific direction from the client as to a particular proxy vote, Absolute Asia shall vote proxies solely in the interest of the account and its shareholders. Accordingly, Absolute Asia shall generally vote according to the firm’s Proxy Voting Guidelines (the “Voting Guidelines”). Under the Voting Guidelines, subject to acting solely in the interest of the account and its shareholders, generally proxies covering routine matters are voted in favor of management proposals for the accounts holding the securities that are being voted. Proxies covering non-routine matters are generally voted as recommended by management, but will be voted against management if the portfolio manager believes that management’s recommendation is not in the best interest of the accounts or its shareholders.

In exercising its duty to vote, Absolute Asia does not envision that situations will arise where a conflict of interest would arise between Absolute Asia, the employee and the client. However, should a conflict of interest arise, Absolute Asia will vote in accordance with the recommendations provided by a Proxy Service Provider. Alternatively, the Chief Executive Officer and the Chief Compliance Officer of Absolute Asia may designate another portfolio manager, other than the portfolio manager who is in conflict, to deliberate on the proxy voting.

AEW. AEW utilizes the services of a Proxy Service Provider to assist in voting proxies. When voting proxies, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients’ investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving any proxy vote, AEW will vote in accordance with recommendations provided by an independent Proxy Service Provider.

CGM. CGM’s policy is to vote – not abstain from voting – on all issues presented on portfolio securities held for its advisory clients. All issues presented for security holder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the “manager”), under the supervision of the CGM Proxy Committee (the “Proxy Committee”). Managers may, but are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

The Proxy Committee shall consider all potential conflicts of interest brought to its attention, and will determine whether there exists a material conflict of interest with respect to the matters in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM’s decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

Where it is determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted.

Hansberger. Hansberger utilizes the services of a Proxy Service Provider to assist in voting proxies. The Proxy Service Provider is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. The Proxy Service Provider’s primary function with respect to Hansberger is to apprise Hansberger of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Hansberger may consider the Proxy Service Provider’s and others’ recommendations on proxy issues, Hansberger bears ultimate responsibility for proxy voting decisions.

Hansberger takes reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of the clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Hansberger’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, Hansberger generally votes in accordance with the recommendations of the Proxy Service Provider on these issues, although, on occasion Hansberger abstains from voting on these issues. When making proxy-voting decisions, Hansberger generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time. The Guidelines, which have been developed with reference to the positions of the Proxy Service Provider, set forth Hansberger’s positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of the Proxy Service Provider’s standard operating policies.

From time to time, proxy voting proposals may raise conflicts between the interests of Hansberger’s clients and the interests of Hansberger and its employees. Hansberger takes certain steps designed to ensure a decision to vote the proxies was based on the clients’ best interest and was not the product of the conflict. Hansberger’s Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter is required to disclose that conflict to the Chief Compliance Officer and may be required to excuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the Proxy Service Provider’s vote recommendation should, in most cases, adequately address any possible conflicts of interest.

Harris Associates. Harris Associates’ Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. Harris Associates will normally vote proxies in accordance with these guidelines unless the Proxy Committee determines that it is in the best economic interests of shareholders to vote contrary to the guidelines. Harris Associates voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

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With respect to a company’s board of directors, Harris Associates believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

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With respect to auditors, Harris Associates believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

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With respect to equity based compensation plans, Harris Associates believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris Associates will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards. Harris Associates usually also will vote in favor of proposals to require the expensing of options.

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With respect to shareholder rights, Harris Associates believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, Harris Associates usually will vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

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With respect to “social responsibility” issues, Harris Associates believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. Harris Associates is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

Harris Associates may determine not to vote a Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

The Proxy Committee, in consultation with Harris Associates’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris Associates, when a client of Harris Associates is involved in a proxy contest (such as a corporate director), or when an employee of Harris Associates has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of Harris Associates’ clients as shareholders, Harris Associates will vote in accordance with either Harris Associates’ written guidelines or the recommendation of an independent third-party voting service. If Harris Associates believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of shareholders, Harris Associates’ Proxy Voting Conflicts Committee will determine how shares should be voted.

Loomis Sayles. Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating Loomis Sayles’ proxy voting procedures (the “Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the

Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Vaughan Nelson. Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) small combined holdings/unsupervised securities – where the firm does not have a significant holding or basis on which to offer advice, or 5) a security is out on loan.

Westpeak. Westpeak’s proxy voting activities are carried out under the direction of its Proxy Committee, which consists of at least two Westpeak officers. Westpeak has engaged an independent third-party service provider, Institutional Shareholder Services Inc. (“ISS”), as its proxy voting agent. The Proxy Committee has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable U.S. or International ISS Proxy Voting Guidelines (“the Proxy Voting Guidelines”). These guidelines identify proposals commonly presented to shareholders and are formulated by ISS based on input from its institutional clients. The Proxy Voting Guidelines include a summary of the rationale for each guideline. On an annual basis, the Proxy Committee reviews a summary of the Proxy Voting Guidelines in order to provide reasonable assurance that the ISS recommendations continue to reflect the best interest of Westpeak’s clients.

The voting agent analyzes each proxy issue using the Proxy Voting Guidelines. Since issues affecting the exercise of voting rights are not normally addressed in Westpeak’s quantitative investment process, the Proxy Committee generally determines to vote all shares in accordance with the Proxy Voting Guidelines. The Proxy Committee may determine to vote shares contrary to the Proxy Voting Guidelines, but will only do so at a client’s specific direction or if it believes that voting in such manner is in the best interest of Westpeak’s clients.

It is possible that actual or apparent conflicts may arise between Westpeak’s interests and those of Westpeak’s clients in connection with the voting of proxies. To help ensure that all proxies are voted in the best interest of Westpeak’s clients, Westpeak’s Chief Compliance Officer reviews each case where the Proxy Committee exercises discretion on a case-by-case basis (e.g., where the Proxy Committee determines to vote contrary to the Proxy Voting Guidelines) for material conflicts of interest. To facilitate this process, in each case where the Proxy Committee exercises discretion on a case-by-case basis, the Proxy Committee members with voting authority are directed to disclose to the Chief Compliance Officer if they have knowledge of any actual or apparent conflict of interest involving Westpeak, or its officers, directors or employees, in connection with such proxy.

If Westpeak’s Chief Compliance Officer determines that a material conflict of interest exists with respect to a proxy, Westpeak may (i) notify the affected client of the conflict and seek such clients’ proxy voting directions on the matter, (ii) seek voting instructions from an independent third party, or (iii) vote the proxies without seeking instructions from the client or an independent third party, provided that the basis for Westpeak’s conclusion that the proxies were voted in the best interest of clients is documented in writing.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds

Natixis Advisors, formed in 1995, is a limited partnership owned by Natixis Asset Management, L.P. (“Natixis US”).

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $290 billion in assets under management or administration as of December 31, 2010.

Absolute Asia is an affiliate of Natixis US and was formed in 1998.

Active Investment Advisors (“Active”) is a division of Natixis Advisors that specializes in providing customized, actively managed index solutions in the separate account market.

AEW is a registered investment adviser whose origins date back to 1981. AEW is a wholly-owned subsidiary of Natixis US. Natixis US owns the entire limited partnership interest in AEW. AEW is the adviser of the Real Estate Fund.

CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation controlled by G. Kenneth Heebner. Natixis US owns a majority limited partnership interest in CGM. In addition to advising Natixis Funds, CGM acts as investment adviser of CGM Trust and also provides investment advice to other institutional and individual clients.

Hansberger, a Delaware Corporation, was formed in 1994. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and an indirect subsidiary of Natixis US. Hansberger specializes in global investing, managing separate portfolios and providing advisory and subadvisory services to mutual funds.

Harris Associates was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of Natixis US. Natixis US owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages two private partnerships.

Loomis Sayles is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds’ portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of NGAM, which in turn is a wholly-owned subsidiary of Natixis US. Natixis US owns the entire limited partnership interest in Loomis Sayles.

Vaughan Nelson was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan Nelson Investment Management, Inc., is a wholly-owned subsidiary of Natixis US. Natixis owns the entire limited partnership interest in Vaughan Nelson.

Westpeak, located at 1470 Walnut Street, Boulder, CO 80302, serves as subadviser to the ActiveBeta Equity Fund. Westpeak had $296 million in assets under management as of December 31, 2010. Westpeak makes investment decisions for the ActiveBeta Equity Fund. Westpeak, a registered investment adviser, is principally owned and controlled by Khalid Ghayur, Ronan G. Heaney and Stephen C. Platt, all executives of Westpeak. Mr. Ghayur and Mr. Platt are also portfolio managers of the ActiveBeta Equity Fund.

Advisory and Subadvisory Agreements

Each Fund’s advisory agreement with Natixis Advisors (with AEW in the case of the Real Estate Fund and with CGM in the case of Targeted Equity Fund) provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies.

Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds’ adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund’s Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. See “Description of the Trusts”.

Except as noted below, each advisory agreement and, where applicable, each subadvisory agreement, provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Natixis Funds Trust I and Natixis Funds Trust II have received an exemptive order from the SEC that permits Natixis Advisors to amend existing subadvisory agreements, where applicable, when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without obtaining shareholder approval, if approved by the relevant Trust’s Board of Trustees. Before any Natixis Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain Natixis Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days’ written notice, or by the Fund’s adviser upon 90 days’ written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each subadvisory agreement also may be terminated by the subadviser upon 90 days’ notice and automatically terminates upon termination of the related advisory agreement.

Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

With respect to all Funds except Real Estate Fund and Targeted Equity Fund, Natixis Advisors oversees the portfolio management services provided to the Funds by each of the subadvisers and provides certain administrative services. Subject to the review of the Board of Trustees, Natixis Advisors monitors each subadviser to assure that the subadviser is managing a Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Natixis Advisors also provides subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statement under federal and state laws. In addition, Natixis Advisors does not determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or disciplines of Income Diversified Portfolio or segments of U.S. Multi-Cap Equity Fund) or may be acquired for one Fund (or disciplines of Income Diversified Portfolio or segments of U.S. Multi-Cap Equity Fund) at a time when the subadviser of another Fund (or discipline or segment) deems it appropriate to dispose of the security from that other Fund (or discipline or segment) or otherwise take a short position in or related to that security. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its discipline(s) of Income Diversified Portfolio or segments of U.S. Multi-Cap Equity Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund or Portfolio may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Fund. Natixis Advisors will provide, or cause the Funds’ custodian to provide, information to each subadviser regarding the composition of assets of each applicable Fund and the assets to be invested and reinvested by the subadviser.

Natixis Advisors may terminate any subadvisory agreement without shareholder approval. In such case, Natixis Advisors will either enter into an agreement with another subadviser to manage the Fund (or discipline of Income Diversified Portfolio or segments of U.S. Multi-Cap Equity Fund) or allocate the segment’s or discipline’s assets among the other segments or disciplines of the Fund.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of a Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund’s shares.

Each Fund has adopted Rule 12b-1 plans (the “Plans”) for its Classes A, B and C shares as applicable which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. Class B shares are no longer offered for sale.

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to the Classes A, B and C shares, as applicable. In the case of the Class B shares, the Distributor pays investment dealers the first year’s service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A and Class B shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for the expense of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

Each Fund’s Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the respective Fund’s Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such trustees.

Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the relevant Funds based on their relative net assets or relative sales. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds’ shares. As described in more detail below, the Distributor, at its expense, may pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Funds’ adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

The Distribution Agreement for any Fund may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty by either vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the trustees. The Distribution Agreement may be terminated at any time on 90 days’ written notice to the Trust, without payment of any penalty.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Distributor controls the words “Natixis” in the names of the Natixis Funds trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Loomis Sayles Funds I, Loomis Sayles Funds II (except Class J shares of the Loomis Sayles Investment Grade Bond Fund), Hansberger International Series and Gateway Trust.

The portion of the various fees and expenses for Funds offering Classes A, and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below:

Class A

All Funds (except Income Diversified Portfolio)

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000*	5.75%	5.00%	0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

*	(Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer’s concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.
(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Funds in the section “How Sales Charges Are Calculated.”

Income Diversified Portfolio

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Funds in the section “How Sales Charges Are Calculated.”

Classes B and C

Classes B and C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Funds that are paid to securities dealers are shown in the following chart:

Investment	Maximum Front–End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	None	3.75%	0.25%	4.00%
All amounts for Class C	None	1.00%	0.00%	1.00%

(1)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Funds in the section “How Sales Charges Are Calculated.”

All Funds

As previously discussed, Class B shares are no longer offered by any Fund. As described in the Prospectus, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the payment of commissions on the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping) (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid by the Funds in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm.

The Distributor, Natixis Advisors and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid by the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based upon various factors described below and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on gross sales (generally ranging from 0.05% to 0.25% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.05% to 0.50% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds’ Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:

NATIXIS FUNDS TRUST I†

	12/31/08	12/31/09	12/31/10
Total commissions on sales of Class A shares	$1,856,740	$1,166,119
Amount reallowed to other securities dealers	$1,616,934	$1,058,405
Amount retained by Distributor	$239,806	$107,714

Total CDSCs on redemptions of Classes A, B and C shares	$291,052	$148,176
Amount paid to SG Constellation LLC	$203,058	$73,676
Amount retained by Distributor*	$87,994	$74,500

†	Information is only provided for the Funds in this Statement as listed on the cover page.
*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust I’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust I.

NATIXIS FUNDS TRUST II†

	12/31/08	12/31/09	12/31/10
Total commissions on sales of Class A shares	$44,524	$53,335
Amount reallowed to other securities dealers	$38,718	$47,840
Amount retained by Distributor	$5,807	$5,495

Total CDSCs on redemptions of Classes A, B and C shares	$43,301	$13,186
Amount paid to SG Constellation LLC	$41,229	$10,768
Amount retained by Distributor*	$2,072	$2,418

†	Information is only provided for the Funds in this Statement as listed on the cover page.
*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust II’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust II.

NATIXIS FUNDS TRUST IV

	1/31/09	1/31/10	1/31/11
Total commissions on sales of Class A shares	$87,186	$107,854
Amount reallowed to other securities dealers	$75,752	$93,746
Amount retained by Distributor	$11,434	$14,108

Total CDSCs on redemptions of Classes A, B and C shares	$21,318	$5,693
Amount paid to SG Constellation LLC	$17,695	$4,837
Amount retained by Distributor*	$3,623	$856

*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust IV’s investment adviser or the Funds directly for providing certain administrative services relating to Natixis Funds Trust IV.

OTHER ARRANGEMENTS

Administrative Services

Natixis Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and Prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For these services, Natixis Advisors received the following fees from the Funds for the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010:

Fund	2008		2009	2010
	Fees	Fees waived*	Fees	Fees
ActiveBeta Equity Fund[1]	—	—	—	$42,095
Dynamic Equity Fund[2]	—	—	—	$84,088
Income Diversified Portfolio	$48,522	$1,521	$27,825	$27,906
Hansberger International Fund	$70,672	$2,271	$43,587	$43,516
Large Cap Value Fund	$85,193	$2,657	$57,146	$63,306
Natixis Oakmark Global Fund[3]	—	—	—	$3,836
Natixis Oakmark International Fund[3]	—	—	—	$3,836
Small Cap Value Fund	$97,323	$2,149	$229,215	$260,668
Targeted Equity Fund	$454,836	$12,079	$456,211	$445,886
U.S. Multi-Cap Equity Fund	$230,045	$7,052	$153,922	$161,894
Value Opportunity Fund[4]	$16,712	$—	$84,132	$16,677

*	Natixis Advisors voluntarily agreed to waive a portion of its fees during the period ended December 31, 2008.
[1]	ActiveBeta Equity Fund commenced operations on July 30, 2010.
[2]	Dynamic Equity Fund commenced operations on February 26, 2010.
[3]	Natixis Oakmark Global Fund and Natixis Oakmark International Fund commenced operations on December 15, 2010.
[4]	Value Opportunity Fund commenced operations on October 31, 2008.

For these services, Natixis Advisors received the following fees from the Real Estate Fund for the fiscal years ended January 31, 2009, January 31, 2010, and January 31, 2011:

Fund	2009		2010	2011
	Fees	Fees waived*	Fees	Fees
Real Estate Fund	$66,668	$1,766	$51,835	$97,071

*	Natixis Advisors voluntarily agreed to waive a portion of its fees during the period ended January 31, 2009.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to a contract between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

From time to time, the Funds, directly or indirectly through arrangements with Natixis Advisors and its affiliates or the Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds’ annual reports for the year ended December 31, 2010 (January 31, 2011 with respect to Real Estate Fund) and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2010 (January 31, 2011 for AEW), many of the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Bill Sung (Absolute Asia)	0	$0	0	$0	10	$982 million	0	$0	0	$0	0	$0
Joyce Toh (Absolute Asia)	0	$0	0	$0	2	$125 million	0	$0	0	$0	0	$0
Kevin H. Maeda (Active)	0	$0	0	$0	0	$0	0	$0	482	$241 million	0	$0
Serena V. Stone (Active)	0	$0	0	$0	0	$0	0	$0	482	$241 million	0	$0
Matthew A. Troxell (AEW)	5	$670 million	0	$0	7	$1.4 billion	1	$144 million	35	$4.0 billion	7	$1.5 billion
Jeffrey P. Caira (AEW)	5	$670 million	0	$0	6	$1.2 billion	0	$0	28	$2.4 billion	0	$0
J. Hall Jones (AEW)	5	$670 million	0	$0	6	$1.2 billion	0	$0	28	$2.4 billion	0	$0
Roman Ranocha (AEW)	5	$670 million	0	$0	6	$1.2 billion	0	$0	28	$2.4 billion	0	$0
G. Kenneth Heebner (CGM)	3	$5.5 billion	0	$0	0	$0	1	$122 million	11	$468 million	0	$0
Trevor Graham (Hansberger)	5	$1.3 billion	0	$0	6	$1.8 billion	0	$0	37	$2.8 billion	1	$227 million

	Registered Investment Companies				Other Pooled Investment Vehicles					Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed			Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts		Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Ronald Holt (Hansberger)	4	$1.8 billion	1	$1.4 billion	1		$30 million	0	$0	11	$437 million	0	$0
Barry A. Lockhart (Hansberger)	5	$1.3 billion	0	$0	6		$1.8 billion	0	$0	33	$2.8 billion	1	$227 million
Moira McLachlan (Hansberger)	2	$387.6 million	0	$0	0		$0	0	$0	4	$182.2 million	0	$0
Lauretta Reeves (Hansberger)	2	$387.6 million	0	$0	1		$21 million	0	$0	6	$190 million	0	$0
Patrick H. Tan (Hansberger)	5	$1.3 billion	0	$0	6		$1.8 billion	0	$0	32	$2.8 billion	1	$227 million
Thomas R. H. Tibbles (Hansberger)	5	$1.3 billion	0	$0	6		$1.8 billion	0	$0	36	$2.8 billion	1	$227 million
David Herro (Harris Associates)	8	$12.6 billion	0	$0	13		$3.5 billion	0	$0	15	$4.1 billion	0	$0
Clyde McGregor (Harris Associates)	4	$21.8 billion	0	$0	5		$1.2 billion	0	$0	140	$1.9 billion	0	$0
Edward S. Loeb (Harris Associates)	0	$0	0	$0	0		$0	0	$0	279	$2.1 billion	0	$0
Michael J. Mangan (Harris Associates)	1	$646 million	0	$0	1		$80 million	0	$0	350	$1.6 billion	0	$0
Diane Mustain (Harris Associates)	0	$0	0	$0	0		$0	0	$0	309	$653 million	0	$0
Robert Taylor (Harris Associates)	5	$12.3 billion	0	$0	4		$1.0 billion	0	$0	10	$3.0 billion	0	$0
Aziz V. Hamzaogullari (Loomis Sayles)	3	$793 million	0	$0	2		$251 million	1	$242 million	26	$368 million	0	$0
Matthew Eagan (Loomis Sayles)	12	$45 billion	0	$0	14		$5.0 billion	0	$0	55	$4.8 billion	1	$279 million
Philip C. Fine (Loomis Sayles)	2	$212 million	0	$0	0		$0	0	$0	11	$3 million	0	$0
Kathleen C. Gaffney (Loomis Sayles)	12	$45 billion	0	$0	9		$5.7 billion	0	$0	56	$4.8 billion	0	$0
Joseph R. Gatz (Loomis Sayles)	5	$1.8 billion	0	$0	0		$0	0	$0	23	$603 million	0	$0
John Hyll (Loomis Sayles)	3	$396 million	0	$0	0		$0	0	$0	34	$7.5 billion	0	$0
Clifton V. Rowe (Loomis Sayles)	5	$1.1 billion	0	$0	4		$677 million	0	$0	39	$1.3 billion	0	$0
Elaine M. Stokes (Loomis Sayles)	11	$45.1 billion	0	$0	6		$3.9 billion	0	$0	48	$2.4 billion	1	$259 million
Dennis G. Alff (Vaughan Nelson)	1	$13 million	0	$0	2		$47 million	0	$0	71	$1.5 billion	0	$0
Chris D. Wallis (Vaughan Nelson)	7	$694 million	0	$0	7		$94 million	0	$0	226	$5.1 billion	1	$277 million
Scott J. Weber (Vaughan Nelson)	7	$694 million	0	$0	5		$46 million	0	$0	173	$3.0 billion	1	$277 million
Khalid Ghayur (Westpeak)	0	$0	0	$0	2	*	$290 million*	0	$0	0	$0	0	$0
Stephen C. Platt (Westpeak)	0	$0	0	$0	2	*	$290 million*	0	$0	0	$0	0	$0

*	All portfolios are managed on a team basis.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Each of the advisers and subadvisers has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how each of the advisers and subadvisers allocates investment opportunities between the Funds and their other clients, see the section “Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers” in this Statement. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage” below.

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of December 31, 2010 (January 31, 2011 for AEW):

Absolute Asia. Staff retention is facilitated through Absolute Asia’s incentive compensation plan for investment professionals, which includes fixed and variable remuneration, emphasizing the variable component of the total package. Furthermore, Absolute Asia has established a profit-sharing plan. This plan allows the staff, especially senior staff, to participate more directly and more actively in the growth of Absolute Asia. The profit sharing plan was implemented in 2006.

The current remuneration system considers both positive and negative performance results, i.e. the bonus and salaries of the portfolio managers are related to the performance of the portfolios that they manage. Generally, the previous year’s performance is used to determine positive or negative results and in most cases, the performance will be measured against the benchmarks of the Fund. In certain cases, multiple year performance may be considered. For the analysts, the compensation policy is virtually identical to that to the portfolio managers. Analysts are responsible for maintaining model portfolios for the key countries that they cover. The stocks included in the model portfolio are reviewed with the fund manager on a monthly basis. The annual performance of the model portfolio relative to the benchmark and to the performance of the relevant funds is taken into consideration in terms of bonus and in terms of promotion.

AEW. Compensation for all of AEW professionals, including AEW REIT investment professionals such as Real Estate Fund portfolio managers, is composed of two parts: base salary and incentive compensation. AEW’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate “market ranges” for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. Performance is measured by comparing the AEW Diversified Composite returns over one- and three-year periods against the returns of the Morgan Stanley REIT Index and some peer funds over those periods. The AEW Diversified Composite is composed of accounts with a similar strategy to that of the AEW Real Estate Fund. AEW’s operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW’s senior professionals (Managing Directors and Directors), including head portfolio manager Matthew Troxell and his team of co-portfolio managers, are eligible for participation in AEW’s Equity Sharing program, which give Directors of the firm economic interests in a portion of the firm’s profits. This program is sponsored by AEW’s parent company, Natixis US.

Neither base salary nor any other part of the investment team’s compensation structure is based on assets under management.

CGM. The portfolio manager’s compensation is a fixed base salary, profit sharing (with a cap of $30,000) plus a share of the profits as owner of CGM. No part of the compensation structure is based on assets under management. There is no difference in the method used to determine compensation with respect to the Targeted Equity Fund and other accounts. Different types of accounts, including the Fund, may have different levels of profitability.

Hansberger. Hansberger Global Investors, Inc. (“HGI”) recognizes the need to maintain a competitive compensation program to attract, retain and motivate investment professionals of the highest caliber. At the same time, HGI seeks to reward performance in a manner, which aligns the interests of its investment professionals with those of the company and its clients. As of January 1, 2010, an HGI investment professional’s compensation package generally consists of a competitive base salary, participation in HGI’s incentive bonus programs, and a competitive retirement package. HGI evaluates competitive market compensation by annually reviewing compensation survey results of investment industry compensation. Each investment professional’s compensation consists of the following elements:

•

Base Salary. Each portfolio manager is paid a base salary which is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by HGI’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount which may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

•

Discretionary Cash Bonus Plan. HGI’s portfolio managers have the opportunity to participate in a bonus pool linked to the direct profits of their respective investment teams. A portfolio manager’s allocation in the pool is discretionary and determined through a subjective process that evaluates numerous qualitative and quantitative factors including, but not limited to, pre-tax performance of the fund and other accounts managed relative to expectations for how those funds and accounts should have performed as compared to their benchmark (the fund’s benchmark as provided in the Prospectus), given their objectives, policies, strategies and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in the fund’s portfolio or any one client account. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to client development and service and strategic planning for the organization. The target bonus is expressed as a percentage of the total bonus pool. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the aforementioned objectives. The bonus pools from which a portfolio manager is paid are calculated as a percentage of each investment team’s direct profits.

•

Deferred Bonus Plan. Many senior portfolio managers have an additional opportunity to participate in an annual bonus pool tied to the overall profitability of HGI. All or a portion of these bonuses may be deferred for a specified period of time, and invested into an HGI-managed product, or certain fixed income or money market funds. This plan is designed to retain qualified investment professionals and further align their interests with those of HGI and its clients.

•

Retirement Savings. All eligible employees qualify for participation in HGI’s 401k(k) Match, and Retirement Savings Plan, by which retirement account contributions are made to each employee on behalf of the company. These contributions are expressed as a percentage of employees’ base salaries.

Harris Associates. Each of the portfolio managers of the Harris Associates-subadvised Funds/segments are compensated solely by Harris Associates, a subadviser. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates and is structured as follows:

1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Harris Associates domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris Associates and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of

Harris Associates’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital International (“MSCI”) World Index, MCSI World ex-U.S. Index and Harris Associates’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris Associates in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris Associates, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Natixis Advisors/Active. Compensation for each of the portfolio managers consists of a fixed base salary plus variable bonus. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. The variable bonus is based on a combination of firm performance (based on four factors - financial profitability, gross sales, net sales and business development) and individual performance (based on individual performance assessed at least annually by the employee’s manager). Neither the base salary nor the variable bonus is directly tied to the performance of individual portfolios or mutual funds, nor is it tied to the value of assets under management. Certain personnel, including portfolio managers, are also eligible to participate in a supplemental bonus plan.

All employees of Active are eligible to participate in the 401k plan and retirement plan of Natixis Advisors. Natixis provides a percentage of matching contributions to the 401k plan and fully covers the retirement plan, the latter being subject to a vesting schedule.

The portfolio managers manage accounts other than the Income Diversified and U.S. Multi-Cap Equity Fund (the “Portfolios”). Neither the base salary nor the variable bonus of the managers is dependant on assets in the Portfolios. However, a proportion of the total revenues generated from managing the Portfolio are included in the long-term, deferred compensation program.

Loomis Sayles. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed-Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Income Diversified Portfolio is noted below. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manager’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance. The benchmark used for the investment style utilized for each fixed-income sleeve of the Income Diversified Portfolio is noted in the table below:

FUND MANAGER BENCHMARKS
Inflation Protected Securities Discipline	Barclays Capital U.S. Treasury Inflation Protected Index
Multi-Sector Bond Discipline	Barclays Capital U.S. Government/Credit Index

Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1-, 3- and 5- year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark use for the investment style utilized for each equity sleeve of the U.S. Multi-Cap Equity Fund is noted below:

FUND MANAGER BENCHMARKS
Mid Cap Growth Segment	Russell Mid Cap Growth Index
Small/Mid Core Segment	Russell 2500 Value Index
Large Cap Growth Segment	Russell 1000 Growth Index

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

General. Mutual funds are not included in Loomis Sayles’s composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is also similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Messrs. Eagan and Kearns also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Vaughan Nelson. Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group. In order to align compensation with the investment objectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting, the five year performance period as the secondary weighting and a qualitative assessment of the quality of client service provided as a tertiary weighting. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Funds and any other accounts managed.

Westpeak. Each portfolio manager receives a base salary and has the potential for profit sharing. Base salary is based on the portfolio manager’s job performance and contribution to meeting firm objectives, as determined by the partners on an annual basis. Profit sharing is based on the profitability of the firm during the year. Portfolio manager compensation is tied to job performance, and is not tied directly to the portfolio performance achieved in the management of client assets. There is no distinction between compensation with respect to the Fund and other accounts.

Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range* of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2010 (January 31, 2011 for Real Estate Fund):

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested

Khalid Ghayur	ActiveBeta Equity Fund	A

Stephen C. Platt	ActiveBeta Equity Fund	A

Matthew A. Troxell	Real Estate Fund Income Diversified Portfolio	E A

Jeffrey P. Caira	Real Estate Fund Income Diversified Portfolio	C A

J. Hall Jones	Real Estate Fund Income Diversified Portfolio	C A

Roman Ranocha	Real Estate Fund Income Diversified Portfolio	B A

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested
G. Kenneth Heebner	Targeted Equity Fund	D

Bill Sung	Dynamic Equity Fund	A

Joyce Toh	Dynamic Equity Fund	A

David Herro**	Natixis Oakmark International Fund	A

Clyde McGregor**	Natixis Oakmark Global Fund	A

Edward S. Loeb	Large Cap Value Fund U.S. Multi-Cap Equity Fund	B B

Michael J. Mangan	Large Cap Value Fund U.S. Multi-Cap Equity Fund	A A

Diane L. Mustain	Large Cap Value Fund U.S. Multi-Cap Equity Fund	A A

Robert Taylor**	Natixis Oakmark Global Fund Natixis Oakmark International Fund	A A

Chris D. Wallis	Small Cap Value Fund Value Opportunity Fund	E A

Scott J. Weber	Small Cap Value Fund Value Opportunity Fund	E A

Dennis G. Alff	Value Opportunity Fund	E

Philip C. Fine	U.S. Multi-Cap Equity Fund	A

Joseph R. Gatz	U.S. Multi-Cap Equity Fund	A

Aziz V. Hamzaogullari	U.S. Multi-Cap Equity Fund	A

Kevin H. Maeda	Income Diversified Portfolio	A

Serena V. Stone	Income Diversified Portfolio	A

Kathleen C. Gaffney	Income Diversified Portfolio	A

Elaine M. Stokes	Income Diversified Portfolio	A

Matthew Eagan	Income Diversified Portfolio	A

John Hyll	Income Diversified Portfolio	A

Clifton V. Rowe	Income Diversified Portfolio	A

Trevor Graham	Hansberger International Fund	A

Thomas R. H. Tibbles	Hansberger International Fund	A

Barry A. Lockhart	Hansberger International Fund	A

Moira McLachlan	Hansberger International Fund	A

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested
Patrick H. Tan	Hansberger International Fund	A

Lauretta Reeves	Hansberger International Fund	A

Ronald Holt	Hansberger International Fund	A

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. $100,001 - $500,000

F. $500,001 - $1,000,000

G. over $1,000,000

**	Indicates that the portfolio manager also owns equity securities of other funds and pooled vehicles that are managed by the portfolio manager in a similar style to the Natixis Fund (or segment thereof) managed by such portfolio manager. The following are the ranges of such investments: Clyde S. McGregor – G, in other funds managed in a similar style to the Natixis Oakmark Global Fund; David G. Herro – G, in other funds managed in a similar style to the Natixis Oakmark International Fund, and Robert A. Taylor – G, in other funds and pooled investment vehicles managed in a similar style to the Natixis Oakmark Global Fund and the Natixis Oakmark International Fund.

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager’s personal investment objective. Another explanation is that several of the Funds, including the Income Diversified Portfolio and U.S. Multi-Cap Equity Fund, are multi-segmented and a portfolio manager may manage only one segment; the other segments are managed by different investment advisers using different investment styles. In addition, portfolio managers may invest in other Funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Natixis Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s or subadviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees

Absolute Asia. Absolute Asia manages other accounts using investment strategies that may or may not be similar to that of the Dynamic Equity Fund. A conflict of interest may exist in connection with Absolute Asia’s management of the Fund, on the one hand, and its management of other accounts, on the other hand. Absolute Asia makes investment decisions for each account based on the client’s investment objectives, policies, practices, cash flows, and other relevant investment considerations. Consequently, Absolute Asia may purchase or sell securities or other instruments for one account and not for another account, and the performance of securities or other instruments purchased for one account may vary from the performance of securities or other instruments purchased for other accounts. Another conflict of interest may arise because accounts other than the Fund may have fee structures, such as performance-based fees, that differ from that of the Fund. In addition, a potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their roles in managing the Fund, Absolute Asia’s portfolio managers know the size, timing and possible market impact of Fund trades and this information could in theory be used to the detriment of the Fund. Absolute Asia has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and to address conflicts of interest relating to the management of multiple accounts. Finally, Absolute Asia has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

AEW. Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its advised/subadvised funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Targeted Equity Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

Hansberger. Potential conflicts of interest may arise from Hansberger’s management of other client accounts. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing and possible market impact of Fund trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.

HGI has implemented policies and procedures, including brokerage, trade allocation and compensation policies or procedures, that it believes address the conflicts associated with managing accounts for multiple clients. HGI also monitors for compliance with account guidelines and allocation of IPOs and secondary offerings. HGI also has implemented and monitors compliance with our Code of Ethics that is designed to prevent employees from trading to the detriment of our clients. Finally, HGI periodically monitors investment returns of client accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions or cash inflows or outflows).

Harris Associates. Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including cash availability and/or liquidity requirements, the time competing accounts have had funds available for investment or have had investments available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and relative size of portfolio holdings of the same or comparable securities. It is Harris Associates’ policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. Harris believes that the ability of the subadvised Funds to participate in larger aggregated transactions will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

Natixis Advisors. Natixis Advisors, through its Active Investment Advisors division, may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients’ investments and the performance resulting from such decisions will differ from client to client. Natixis Advisors will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In allocating investments among various clients (including in what sequence orders for trades are placed), however, Natixis Advisors will use its best business judgment and will take into account funds available to each client, the amount already committed by each client to a specific investment and the relative risks of the investment. It is Natixis Advisors, policy to allocate to the extent practicable investment opportunities on a basis that Natixis Advisors in good faith believes is fair and equitable to each client over time.

Loomis Sayles. Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and The Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Vaughan Nelson. In addition to managing its Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are either completed independently, or, when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, through a “blocked order.” Investments decisions are typically implemented across all accounts managed within a particular strategy. Blocked orders are averaged as to price and are generally allocated on a pro rata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions.

Westpeak. Westpeak has responsibility for portfolio management for other clients, some of which may invest in securities in which any of Westpeak’s subadvised funds also may invest. When these funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for these subadvised funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the funds, or the price at which a security may be sold.

Description of the Multi-Adviser Approach of U.S. Multi-Cap Equity Fund

Natixis Advisors believes that the multi-adviser approach to equity investing offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that assigning portfolio management responsibility for a fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a fund will in fact achieve superior or less variable results over any period of time.

On a daily basis, capital activity will be allocated equally by Natixis Advisors among the segments of each multi-segment fund. However, Natixis Advisors may, subject to review of the applicable Trust’s Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of a fund will perform differently from the other segments of a fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

The Board of Trustees of the Trusts has adopted asset allocation guidelines for the multi-segment Funds to ensure that no segment of any fund becomes too large or too small relative to the other segments of that fund due to performance, market conditions or other factors. Natixis Advisors will generally monitor the asset allocation of the various funds’ segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. Natixis Advisors may, subject to the review of the Board of Trustees of the Trusts, allocate net investment capital differently among any of the subadvisers.

Description of the Multi-Adviser Approach of Income Diversified Portfolio

As stated in its Prospectus, the Income Diversified Portfolio is intended to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money managers (“subadvisers”) through investment in a single mutual fund. The Income Diversified Portfolio’s income disciplines feature REITs, dividend producing equity stocks, inflation protected securities and multi-sector bonds. Natixis Advisors believes that by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style. There is no assurance that a Portfolio will achieve positive results over any period of time.

Subject to allocation policies adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Income Diversified Portfolio among its four disciplines according to the target allocations set forth in the principal investment strategies of the Prospectus. These allocations are subject to change. Each subadviser manages its discipline of the Income Diversified Portfolio’s assets in accordance with its distinct investment style and strategy.

Natixis Advisors will monitor the relative sizes of the disciplines and will allocate cash flow towards or away from a particular investment discipline when any one investment discipline of the Fund is below a specified minimum allocation or above a specified maximum allocation. When a discipline’s percentage of the Fund exceeds the maximum or minimum allocation set forth in its Prospectus, Natixis Advisors will reallocate capital away from or towards one or more disciplines in order to bring the segment back towards its target allocation. Subject to the approval by the Board of Trustees, Natixis Advisors may revise the Fund’s target allocations from time to time. In addition, the Fund’s target allocations will vary and may not always be met.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All Funds.

In placing orders for the purchase and sale of equity securities, each Fund’s adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates for similar transactions. Each Fund’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order are taken into account. Each Fund’s adviser or subadviser may place orders for the Funds which, combined with orders for the advisers’/subadvisers’ other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

As discussed in more detail below, each adviser’s and subadviser’s receipt of brokerage and research products may sometimes be a factor in each such adviser’s or subadviser’s selection of a broker or dealer to execute transactions for the Funds, subject to the adviser’s or subadviser’s duty to seek best execution of the transactions. Such brokerage and research services may be paid for with the adviser’s or sub-adviser’s own assets or may, in connection with transactions in securities effected for client accounts for which the adviser or subadviser exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as “soft dollars”).

Absolute Asia. Absolute Asia will evaluate the overall reasonableness of brokerage commissions, if any, paid on the transactions, taking into consideration factors affecting liquidity and execution of the order.

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

In arranging for the purchase and sale of portfolio securities, Absolute Asia takes into account the relevant market at the time for transactions of the kind and size concerned. Absolute Asia believes that achieving best execution does not necessarily mean paying the lowest possible commission fee. Instead, Absolute Asia seeks to achieve the best qualitative execution under the circumstances, taking into account relevant factors such as the client’s investment objective and constraints and the broker’s execution capability, commission rate, financial responsibility and responsiveness.

Subject to any directed brokerage arrangements that may be agreed to with a client, Absolute Asia has complete discretion over the selection of the broker to be used and the commission rates to be paid. In selecting a broker for any transaction or series of transactions, Absolute Asia may consider a number of factors, including, for example, execution capabilities, the difficulty of the transaction, research capabilities, capital strength of the firm, market-making/underwriting capabilities, reputational concerns and services provided by the broker. Absolute Asia maintains a list of authorized brokers that it deals with that are approved by its Brokers Review Committee. In approving brokers, the Brokers Review Committee considers such factors as capital strength of the firm, financial ratios, research capabilities, perceived execution, market-making and underwriting capabilities, general reputation of the firm and the individual representative, registration requirements and other services provided. The Brokers Review Committee reviews the list of approved brokers twice a year based on the rating from the investment team members and an analysis of the information received from the brokers. As part of this review, the Brokers Review Committee reviews the commissions paid to each broker. Absolute Asia currently does not use electronic trading venues, such as dark pools, to execute trades for the accounts it manages.

Currently, commission rates levied by all brokers in Asia are standard in each market and independent from any soft dollar arrangements. Consequently, clients’ accounts generally do not pay any additional soft dollar commissions in excess of the commission that is already levied by brokers in each market. Nevertheless, where there is a soft dollar arrangement in place with the broker, the broker generally sets aside a certain percentage from the commission paid for each transaction as soft dollar credit for payment of permitted services. Soft dollar credit may only be used to pay for services if the services can reasonably be expected to assist in the provision of the investment services to Absolute Asia’s accounts generally and a record of soft dollar arrangements and activities is maintained.

The brokerage and research services received under a soft dollar arrangement may include, for example, any of the following:

•	Specific advice as to the advisability of dealing in, or the value of, any investments;

•	Research and advisory services;

•	Economic and political analyses;

•	Portfolio analyses, including valuation and performance;

•	Market analyses;

•	Data and quotation services; and

•	Software or any other information facilities to the extent that they are used to support the investment decision-making process, the giving of advice or the conduct of research or analysis.

With respect to certain products used for both eligible brokerage and research purposes and non-eligible uses, Absolute Asia allocates the cost of such products between their eligible and ineligible uses (i.e., mixed-use) and uses soft dollars to pay only for the portion allocated to eligible uses.

Absolute Asia believes that while its accounts generally benefit from the services obtained with soft dollar commission credits, an account may not benefit exclusively from the use of soft dollars generated by its trades, and will not necessarily benefit from the services received in connection with any particular trade. Absolute Asia may also benefit from some or all of these services, particularly to the extent that Absolute Asia uses soft dollar commissions to pay for expenses that Absolute Asia would otherwise have to pay itself.

Absolute Asia’s relationship with brokers that provide soft dollar services may influence Absolute Asia’s judgment in allocating brokerage business and may create conflicts of interest. Conflicts of interest may exist both in allocating brokerage business between brokers that provide soft dollar services and brokers that do not, and in allocating the costs of mixed-use products between their eligible and ineligible uses.

Absolute Asia relies on the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides a safe harbor to investment managers who use commission dollars to obtain investment research and brokerage services that provide assistance in performing investment decision-making responsibilities.

Absolute Asia may aggregate securities purchase or sales orders for accounts. Generally, all orders given to a broker are executed in their entirety. However, there will be times when an order may not be completely executed. An order that is not fully executed will usually be allocated on a strict pro-rata basis. Shares that remain after the pro-rata allocation will be rounded up or down to the nearest board lot size (a standardized number of shares defined by a stock exchange as a trading unit). Sometimes the aggregation of all shares after the rounding of pro-rata shares to the nearest board lot size may result in a number different than the executed quantity. The difference between the aggregated quantity and the executed quantity may be added to or deducted from the client with the largest intended quantity.

However, if Absolute Asia makes two or more orders for the same security during the same trading day but not proximate in time, the second and subsequent orders may be aggregated to the first order provided the fund manager contact the broker to ensure that the first order execution did not exceed 50% or more. If the first order execution exceeded 50% of the order size, a new dealing ticket for the new order has to be raised and the broker shall report the execution according to the respective order given. Accordingly, where one or more of the orders are uncompleted, the executed shares will be allocated among the uncompleted orders on a strict pro-rata basis. Shares that remain after the pro-rata allocation will be rounded up or down to the nearest broad lot size. If the number of executed shares is more or less than the nearest broad lot size, the difference shall be added or deducted from the client with the largest uncompleted order.

There may be instances in which applying the above-described allocation rules may not be in the best interest of all clients. For instance, one or more clients may incur higher transaction costs than if orders were not aggregated or an incomplete order fill may leave some clients without an allocation. Similarly, Absolute Asia may place orders for the Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction that would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

From time to time, Absolute Asia invests on behalf of clients in IPOs. Accounts will participate based on their risk profiles, strategies and guidelines that make these securities suitable investments for these particular accounts. Due to the higher risk associated with most IPOs, those accounts with mandates and strategies that allow for greater risk will be the accounts that participate. The purchase of IPOs may be aggregated and will be allocated using the trade allocation process described above.

Generally, Absolute Asia does not currently conduct cross trades. However, subject to the respective client’s guidelines in permitting cross trades, on occasion and to the extent permitted by law, Absolute Asia may effect cross trades between client accounts. Absolute Asia will effect such transactions only when it deems the transaction to be in the best interests of both client accounts, in accordance with applicable laws, and consistent with policies and procedures adopted by Absolute Asia.

CGM. In placing orders for the purchase and sale of portfolio securities for the Targeted Equity Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM’s expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Targeted Equity Fund. Receipt of research services or products other than research from brokers is not a factor in the selection of brokers.

Harris Associates. Harris Associates is responsible for selecting brokers and dealers for the execution of security transactions for each Fund it subadvises. Harris Associates seeks to place purchase and sale orders in a manner that is fair and reasonable to a Fund. The primary consideration in placing all portfolio transactions is Harris Associates’ ability to obtain “best execution” of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution Harris Associates takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by Harris Associates in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, Harris Associates takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in Harris Associates’ judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to Harris Associates by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Harris Associates determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

Harris Associates is the principal source of information and advice to each Fund it subadvises, and the research and other services provided by brokers to Harris Associates are considered to be in addition to the information and advice provided by Harris Associates to the Funds. Harris Associates believes that it is important for Harris Associates, in performing its responsibilities to a Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of a Fund to take into account the value of the information received for use in advising the Fund. Other clients of Harris Associates may benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by Harris Associates for a Fund.

If Harris Associates receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, Harris Associates will make a good faith determination as to the cost of such “mixed-use item” between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

Harris Associates may also participate in client commission arrangements and commission sharing arrangements to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” Harris Associates may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool” maintained by the broker. Harris Associates may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable Harris Associates to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In addition to trading with client commission arrangement brokers as discussed above, Harris Associates effects trades with full service and introducing brokers, electronic communication networks, alternative trading systems, and other execution services. The reasonableness of brokerage commissions paid by a Fund in relation to transaction and research services received is evaluated by the staff of Harris Associates on an ongoing basis.

When Harris Associates believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris Associates may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of a Fund, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can be calculated.

The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, Harris Associates’ traders determine an average execution price and then allocate securities among the accounts participating in the order. Institutional accounts, including a Fund, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although Harris Associates believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

Hansberger. Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for its subadvised Fund and for the placement of its Fund’s investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its subadvised Fund. In OTC transactions, orders are placed directly with a principal market-maker unless it is believed that better price and execution can be obtained using a non-market-maker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund’s portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its subadvised Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker.

Subject to best execution, Hansberger may cause its subadvised Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, computer generated services, attendance at industry conferences, and telephone contacts and personal meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives.

Twice a year, Hansberger, through a review process by its research analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger’s evaluation of all applicable considerations, including but not limited to Hansberger’s best execution undertaking.

Hansberger may direct the purchase of securities on behalf of its Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

Commissions paid in connection with certain non-U.S. stock transactions may be higher than commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Natixis Advisors (through Active). In placing securities trades with brokers or dealers, Natixis Advisors’ primary policy is to execute all purchase and sales at the most favorable prices consistent with best execution. Best price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, financial stability, and clearance and settlement capability. The reasonableness of brokerage commissions paid by client accounts over which Natixis Advisors has discretion to choose the broker is evaluated on an on-going basis. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

It is Natixis Advisors’ current policy not to receive products or services in return for client commission dollars. However, in the future, Natixis Advisors may revise its policies and receive so-called soft-dollar products or services that provide lawful assistance to Natixis Advisors in its investment decision-making process in accordance with applicable federal securities laws.

Natixis Advisors may advise accounts that have similar investment objective and investment opportunities which are suitable for more than one such account. Where advisory accounts have competing interests in a limited investment opportunity, Natixis Advisors generally allocates purchase and sale opportunities on a basis that it, in good faith, believes is fair and equitable to such eligible client over time. In making such allocations, Natixis Advisors may consider, among other things, the relative time that the competing accounts have had funds available for investment, the relative amount of available funds, relative cash requirements for the competing accounts and the time that the competing accounts have had investments available for sale.

Natixis Advisors may, but need not, aggregate or “bunch” orders for funds which it has investment discretion in circumstances in which Natixis Advisors believes that bunching will result in a more favorable overall execution. Where appropriate and practicable, Natixis Advisors may bunch a client’s trades with trades of other clients and with trades of pooled vehicles in which Natixis Advisors personnel have a beneficial interest pursuant to an allocation process Natixis Advisors in good faith considers to be fair and equitable to all clients over time.

Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars. Loomis Sayles’ receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles’ selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Exchange Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Vaughan Nelson. In placing orders for the purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson’s expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

In placing orders for the purchase and sale of securities for a Fund, Vaughan Nelson may cause the Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson’s overall responsibilities to the Trusts and its other clients. Vaughan Nelson’s authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

Westpeak. In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the ActiveBeta Equity Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak’s overall responsibilities to the Fund and its other clients. Westpeak’s authority to cause a Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

General

Subject to procedures adopted by the Board of Trustees of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Funds’ advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the certain funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same fund (but not affiliates of the subadviser to such segment or of Natixis Advisors and its affiliates).

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV permit each Trust’s trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of all the Funds (except as noted in this Statement and in each of the Fund’s Prospectuses) are divided into four classes: Class A, Class B (no longer offered for sale), Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund’s Prospectuses. As disclosed in the Prospectuses, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board of Trustees may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes.

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of each series of the Trust entitled to vote. In addition, the Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

Shareholders of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV have identical voting rights to each other. All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having an NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Fund’s or Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) by exchange, as described in the Prospectuses, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (“NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (ga.natixis.com) to purchase Fund shares. For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of Natixis Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Shareholders of the Funds in Class Y may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of the relevant Fund.

REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Funds at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll-free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at ga.natixis.com or from an investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee, or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, Boston Financial (the Funds’ transfer agent) and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone or online request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call or online transaction is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ distributor, as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See the section “Taxes” in this Statement.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Reinstatement Privilege (Class A shares only)

The Prospectus describes redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at NAV next determined after receipt of the notice and the new investment check in good order and will be limited to the amount of the redemption proceeds.

Even though an account is reinstated, the redemption will constitute a sale for U.S. federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This Statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectuses.

Automatic Investment Plans

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Boston Financial for investment in the Fund. A plan in Class A and Class C shares may be opened with an initial investment of $1,000 ($10,000 for the Income Diversified Portfolio) or the fund minimum for Class Y shares or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. (Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan for Class A and Class C shares is referred to in the Prospectus. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at ga.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Class A, Class B and Class C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans and retirement plans for public school systems and certain tax exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for existing SIMPLE IRA’s using the Natixis Funds Prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, Class B and Class C Shares)

An investor owning a Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount.

An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Funds.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares purchased through the reinvestment of distribution in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at the NAV determined on the payable date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans or IRAs that have State Street Bank as trustee. Different documentation may be required.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s NAV (without a sales charge or CDSC) on the dividend payable date. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange the shares of any Fund for shares of the same class of another Natixis Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y Shares. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different, by (1) a telephone request to the Fund at 800-225-5478 or (2) a written exchange request to the Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or (3) by visiting our website at ga.natixis.com. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total NAV of your account, whichever is less.

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding contingent deferred sales charge (“CDSC”) liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares in such accounts. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor.

Class A shares of a fund acquired by Trustees, former Trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. A representative of the wrap fee program or a registered investment adviser must provide a completed cross-share exchange form and written notice to the Distributor indicating that a Class Y shareholder is eligible for conversion to Class A shares prior to any such exchange. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Due to operational limitations at your financial intermediary, your ability to exchange between shares classes of the same fund may be limited. Please consult your financial representative for more information.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

Before requesting an exchange into any other Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

As described in the Prospectus, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial, your financial representative or by visiting our website at ga.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in each Fund’s Prospectus, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website

Natixis Funds shareholders may access account information, including share balances and recent account activity, online by visiting our website at ga.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at ga.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line® or website at ga.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®.

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

1.	You agree to immediately notify Natixis Funds if any of the following occurs:

2.	You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

3.	You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

4.	You transmit a transaction for which you do not receive a confirmation number.

5.	You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

6.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P.O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

SIMPLE IRA shareholders please use:

Natixis Funds

P.O. Box 8705

Boston, MA 02266-8705

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Funds will not price their shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to a Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by a Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotation. OTC options contracts are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Futures are valued at their most recent settlement price. Swaps are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Forward foreign currency contracts are valued at interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by each Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when the Funds compute the NAV of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board of Trustees that events materially affecting the value of a Fund’s securities have occurred during such period, then these securities may be fair valued at the time the Fund determines its NAV by or pursuant to procedures adopted by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of a Fund is the NAV per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in each Fund’s Prospectus. The public offering price of a Class B, C or Y shares of a Fund is the next-determined NAV.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table in the section “How Sales Charges Are

Calculated - Class A shares” in the Class A, B and C Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of the Fund or one or more other Natixis Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of the Fund or another Natixis Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds’ transfer agency.

A reduced sales charge is available pursuant to a written Letter effected within 90 days after any purchase of Class A shares. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation (“ROA”) towards the breakpoint level that will be reached upon the completion of the 13 months’ purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the “public offering price computed on such date.”

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Funds’ transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Funds’ transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Funds’ transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Fund and Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of Natixis Advisors and its affiliates may invest in Class Y shares of the Funds below the minimums stated in the Class Y Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of any Fund also may be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the Funds are available at NAV for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Funds in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies

Class A shares of the Funds are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay all of its shareholders each year according to the schedule specified in the Prospectuses, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of a Fund based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, federal tax information regarding fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year. Funds with significant investments in REITs typically request a 30-day extension to provide such federal tax information to their shareholders.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected and intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies under the Code, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for U.S. federal income tax purposes, and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to meet the income or the diversification requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible for or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a regulated investment company accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain and to make appropriate Capital Gain Dividend (as defined below) designations. If a Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who then, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on properly filed U.S. tax returns to the extent the credit exceeds such liabilities. In this event, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that any Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains, if any, realized in future years, thereby reducing the amount a Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. Net capital losses incurred by a Fund in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), may be carried forward for eight taxable years, and in the year to which the losses are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. A Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Fund is permitted to and does so elect) plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if a Fund is permitted to and does so elect) generally are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that any Fund will be able to do so.

Taxation of Fund Distributions

Distributions of investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain – that is, the excess of net long-term capital gains over net short-term capital losses – that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gains. Long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. It is currently unclear whether Congress will extend these long-term capital gain rates for taxable years beginning on or after January 1, 2013. Distributions of the excess of net short-term capital gains over net long-term capital losses, will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryovers.

For taxable years beginning before January 1, 2013, qualified dividend income received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).

Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code (for example, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally, stock acquired with borrowed funds).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for federal tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders or be eligible for the dividends received deduction for corporate shareholders.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes

Income received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Passive Foreign Investment Companies

Investments by a Fund in shares or certain foreign entities that are treated as “passive foreign investment companies” (“PFICs”), could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. A Fund also may in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether the Fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Certain Fixed-Income and Other Instruments

Certain Funds’ investments, including investments in asset-backed securities, mortgage-related securities, debt obligations issued or purchased at a discount, payment-in-kind securities and inflation-indexed bonds may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the required distributions to maintain its qualification as a regulated investment company and avoid a fund-level tax. A Fund may realize gains or losses from such transactions. In the event a Fund realizes net gains from such transactions, a Fund’s shareholders may receive larger distributions than they would in the absence of such transactions.

Certain Higher-Risk and High Yield Securities

Funds may invest in below investment-grade fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund if it invests in such securities, as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a regulated investment company accorded special tax treatment under the Code.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

A Fund’s transactions in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including the mark-to-market, notional principal contract, constructive sale, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income to the Fund, defer Fund losses, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and or character of distributions to Fund shareholders. Moreover, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A Fund’s investments in certain derivatives and foreign currency-denominated instruments, and a Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, including net realized capital gains, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Fund’s shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax.

REITs, REMICs and TMPs

An investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Some Funds may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent a Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. See “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a regulated investment company that recognizes excess inclusion income.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of that regulated investment company. Notwithstanding the foregoing, a tax-exempt shareholder may realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or TMPs, as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences also apply where CRTs invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who or which fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years of a Fund beginning before January 1, 2012, in general and subject to certain limitations, a Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” It is unclear whether the exemptions from withholding for interest-related and short-term capital gain dividends will be extended to taxable years beginning on or after January 1, 2012 and, if they are extended, what the terms of the extension will be. A

Fund may choose not to report potentially eligible distributions as interest-related short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares in the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign Persons should consult their tax advisers concerning the tax consequences of owning of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder attributable to gains realized by the Fund on the disposition of USRPIs, or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. On and after January 1, 2012, the “look-through” USRPI treatment described above for distributions by a Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Certain Additional Reporting and Withholding Requirements

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, a Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as a Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to a Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in a Fund.

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

In addition, effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. Shareholders should consult a tax advisor regarding the applicability to them of the reporting requirement.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing a Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields and total return reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total return will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund’s Classes A, B and C shares.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for each Fund with over one calendar year of performance history is included in the Prospectuses (in the section “Risk/Return Bar Chart and Table” in each Fund’s Fund summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectuses for Funds with less than ten years of performance history may not be coincident with the inception date of the Fund (or class, as applicable). In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund (or class, as applicable).

Class B Share Performance

Each Fund’s total returns disclosed in the Risk/Return bar chart and table in the Prospectuses reflect, on a class-by-class basis, the Fund’s expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares.

Class B shares automatically convert into Class A shares after 8 years. With respect to the Funds that offer Class B shares, the Class B total returns disclosed in the Risk/Return bar chart and table do not reflect the automatic conversion of Class B shares to Class A shares after eight years. However, for purposes of the Example in the Fund Summaries, in years 9 and 10 Class B amounts are calculated using Class A expenses.

Blended Index (Income Diversified Portfolio only)

The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described in the Fund’s prospectus. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the independent registered public accounting firm included in the Funds’ annual reports dated December 31, 2010 (January 31, 2011 for Real Estate Fund) are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Funds’ website at ga.natixis.com. The annual and semiannual reports are also available on-line at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s or subadviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser or subadviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

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C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

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•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

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p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

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Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

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Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

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CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

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Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for the timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

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Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings data base.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

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Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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Registration Nos. 333-37314

811-09945

NATIXIS FUNDS TRUST IV

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)		Articles of Incorporation.

	(1)	The Registrant’s Second Restatement of Amended Agreement and Declaration of Trust dated June 2, 2005 is incorporated by reference to exhibit (a)(1) to post-effective amendment (“PEA”) No. 10 to the Registration Statement filed on April 28, 2006.

	(2)	Amendment No. 1 to Second Restatement of Amended Agreement and Declaration of Trust, dated August 6, 2007 is incorporated by reference to exhibit (a)(2) to PEA No. 12 to the Registration Statement filed on April 29, 2008.

(b)		By-Laws.

	(1)	The Registrant’s Amended and Restated By-Laws dated September 23, 2008 are incorporated by reference to exhibit (b)(1) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(c)		Instruments Defining Rights of Security Holders.

	(1)	Rights of shareholders are described in Article III and Article V of the Registrant’s Agreement and Declaration which is incorporated by reference to exhibit (c) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

(d)		Investment Advisory Contracts.

	(1)	Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of AEW Real Estate Fund, and AEW Capital Management, L.P. (formerly known as AEW Management and Advisors, L.P.) (“AEW”) is incorporated by reference to exhibit (d)(1) to PEA No. 1 to the Registration Statement filed on October 30, 2000.

(e)		Underwriting Contracts.

	(1)	Distribution Agreement dated March 3, 2003, between Registrant, on behalf of AEW Real Estate Fund, and Natixis Distributors, L.P., is incorporated by reference to PEA No. 5 to the Registration Statement filed on April 29, 2003.

	(2)	Form of Dealer Agreement used by Natixis Distributors is filed herewith.

(f)		Bonus or Profit Sharing Contracts.

	(1)	Not applicable.

(g)		Custodian Agreements.

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	(1)		Master Custodian Agreement dated September 1, 2005, among the Registrant, on behalf its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(2)		Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 11 to the registration Statement filed on April 27, 2007.

(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005, among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and Boston Financial Data Services, Inc. (“BFDS”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

		(ii)	Revised Appendix A dated July 17, 2006 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and BFDS is incorporated by reference to exhibit (h)(1)(ii) to PEA No. 11 to the registration Statement filed on April 27, 2007.

		(iii)	Revised Appendix A dated February 15, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and BFDS is incorporated by reference to exhibit (h)(1)(iii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iv)	Amendment dated October 1, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Gateway Trust, Hansberger International Series, Loomis Sayles Funds I, Loomis Sayles Funds II, and BFDS is incorporated by reference to exhibit (h)(1)(iv) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

	(2)	(i)	Administrative Services Agreement dated January 3, 2005, between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(i) to PEA No. 8 to the Registration Statement filed on March 1, 2005.

		(ii)	First Amendment dated November 1, 2005 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash

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Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

(iii)	Second Amendment dated January 1, 2006 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

(iv)	Third Amendment dated July 1, 2007 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 12 to the Registration Statement filed on April 29, 2008.

(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(v) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement between the Registrant on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust, and Natixis Advisors is incorporated by reference to exhibit (h)(2)(vii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 13 to the Registration Statement

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filed on April 30, 2009.

	(x)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is incorporated by reference to exhibit (h)(2)(x) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

	(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

	(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

	(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

	(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is filed herewith.

	(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is filed herewith.

	(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Natixis Advisors is filed herewith.

(3)		Fee Waiver/Reimbursement Undertakings dated April 30, 2011 between AEW and the Registrant, on behalf of AEW Real Estate Fund, is filed herewith.

(4)	(i)	Securities Lending Agency Agreement dated September 1, 2005 between

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Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street Bank is incorporated by reference to exhibit (h)(4) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

		(ii)	First Amendment dated December 20, 2005 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(ii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and State Street is incorporated by reference to exhibit (h)(4)(iii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iv)	Third Amendment dated January 1, 2011 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and State Street is filed herewith.

	(5)		Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among the Registrant, Natixis Funds Trust I, Natixis Funds II, Natixis Funds III, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series is incorporated by reference to exhibit (h)(5) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(i)			Legal Opinion.

	(1)		Opinion and consent of counsel with respect to the AEW Real Estate Fund is incorporated by reference to exhibit (i)(1) to PEA No. 2 to the Registration Statement filed on September 1, 2000.

(j)			Other Opinions.

	(1)		Consent of Independent Registered Public Accounting firm is filed herewith.

(k)			Omitted Financial Statements.

	(1)		Not applicable.

(l)			Initial Capital Agreements.

	(1)		Subscription Agreement between Registrant, on behalf of AEW Real Estate Fund, and AEW Capital Management, L.P. is incorporated by reference to exhibit (l)(1) PEA No. 2 to the Registration Statement filed on September 1, 2000.

(m)			Rule 12b-1 Plans.

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	(1)		Service Plan for the Class A shares of AEW Real Estate Fund is incorporated by reference to exhibit (m)(1) to PEA No. 2 to the Registration Statement filed on December 29, 2000.

	(2)		Distribution and Service Plan for the Class B shares of AEW Real Estate Fund is incorporated by reference to exhibit (m)(2) to PEA No. 5 to the Registration Statement filed on April 29, 2003.

	(3)		Distribution and Service Plan for the Class C shares of AEW Real Estate Fund is incorporated by reference to exhibit (m)(3) to PEA No. 2 to the Registration Statement filed on December 29, 2000.

(n)			Rule 18f-3 Plan.

	(1)		Registrant’s Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, effective March 11, 2011, is filed herewith.

(p)			Code of Ethics.

	(1)		Code of Ethics of Registrant dated September 14, 2007 is incorporated by reference to exhibit (p)(1) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

	(2)		Code of Ethics dated October 2009 for AEW is incorporated by reference to exhibit (p)(2) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

	(3)		Code of Ethics dated January 1, 2010 for Natixis Advisors and Natixis Distributors is incorporated by reference to exhibit (p)(2) to PEA No. 15 to the Registration Statement filed on April 30, 2010.

(q)			Powers of Attorney

	(1)	(i)	Powers of Attorney for Graham T. Allison, Jr., Daniel M. Cain, John T. Hailer, Edward Benjamin, Robert Blanding, and Sandra O. Moose dated October 18, 2004 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q) to PEA No. 8 to the Registration Statement filed on March 1, 2005.

		(ii)	Power of Attorney for Cynthia L. Walker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(1)(ii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

		(iii)	Power of Attorney for Kenneth A. Drucker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(1)(iv) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iv)	Power of Attorney for Wendell J. Knox dated June 4, 2009, effective July 1, 2009 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(1)(iv) to PEA No. 14 to the Registration Statement filed

6

on March 1, 2010.

(v)	Power of Attorney for Erik R. Sirri dated November 24, 2009, effective December 1, 2009 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(1)(v) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(vi)	Power of Attorney for Peter J. Smail dated November 24, 2009, effective December 1, 2009 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(1)(vi) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(vii)	Power of Attorney for Charles D. Baker dated December 20, 2010, effective January 1, 2011 designating John M. Loder, Coleen Downs Dineen, Russell Kane and Michael Kardock as attorneys to sign for the Trustee is filed herewith.

(viii)	Power of Attorney for David L. Giunta dated January 3, 2011, effective January 1, 2011 designating John M. Loder, Coleen Downs Dineen, Russell Kane and Michael Kardock as attorneys to sign for the Trustee is filed herewith.

Item 29. Persons Controlled by or under Common Control with the Fund

The Registrant is not aware of any person controlled or under common control with any of its series. As of April 1, 2011, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended:

Fund	Shareholder and Address	Percentage of shares held
AEW Real Estate Fund	NFS LLC FEBO Alice C. Hayden Bridger, MT 59014-9506	54.36%

Item 30. Indemnification

Under Article 5 of the Registrant’s By-Laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-Laws incorporated by reference to exhibit (b)(1) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

The Distribution Agreement, the Master Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) described in this Registration Statement provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain

7

circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser.

(a)	AEW, the adviser to the AEW Real Estate Fund, provides investment advice to a number of other organizations, institutional clients and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AEW during the past two years is incorporated herein by reference to schedule A and D of Form ADV filed by AEW pursuant to the Advisers Act (SEC file No. 801-48034; IARD/CRD No. 108638).

Item 32. Principal Underwriter

(a)	Natixis Distributors, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Cash Management Trust

Loomis Sayles Funds I

Loomis Sayles Funds II

Hansberger International Series

Gateway Trust

(b)	The general partner and officers of the Registrant’s principal underwriter, Natixis Distributors, L.P., and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Natixis Distribution	General Partner	None

8

Corporation

David Giunta	President and Chief Executive Officer	President and Chief Executive Officer

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael C. Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker-Dealer and Anti-Money Laundering Compliance Officer	None

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Marilyn Rosh	Senior Vice President and Controller	None

Josh Bogen	Executive Vice President	None

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Robert Hussey	Executive Vice President	None

Dan Santoniello	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

James Cove	Senior Vice President	None

Michael Dearinger	Senior Vice President	None

Joe Duffey	Senior Vice President	None

Tracey Flaherty	Senior Vice President	None

David Goodsell	Senior Vice President	None

Marina Gross	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

Tom Huddleston	Senior Vice President	None

9

Sean Kane	Senior Vice President	None

Jeff Keselman	Senior Vice President	None

David Lafferty	Senior Vice President	None

Ted LeClair	Senior Vice President	None

Rosa Licea-Mailloux	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Cyndi Lyons	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Peter Olsen	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Daniel Price	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

David Vallon	Senior Vice President	None

Laura Verville	Senior Vice President	None

Leslie Walstrom	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

Faith Yando	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, Massachusetts 02116.

(c)	Not applicable.

Item 33. Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder:

(a)		For all series of Registrant:

	(i)	Natixis Funds Trust IV
399 Boylston Street

10

Boston, Massachusetts 02116

(ii)	State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(iv)	Natixis Distributors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

(v)	Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

(vii)	AEW Capital Management, L.P.
World Trade Center East
Two Seaport Lane
Boston, Massachusetts 02210

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Item 34. Management Services

None

Item 35. Undertakings

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

12

NATIXIS FUNDS TRUST IV

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 2nd day of May, 2011.

NATIXIS FUNDS TRUST IV

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David L. Giunta	President, Chief Executive Officer	May 2, 2011
David L. Guinta	and Trustee

/s/ Michael C. Kardok	Treasurer	May 2, 2011
Michael C. Kardok

Graham T. Allison, Jr.*	Trustee	May 2, 2011
Graham T. Allison, Jr.

Charles D. Baker*	Trustee	May 2, 2011
Charles D. Baker

Edward A. Benjamin*	Trustee	May 2, 2011
Edward A. Benjamin

Robert J. Blanding*	Trustee	May 2, 2011
Robert J. Blanding

Daniel M. Cain*	Trustee	May 2, 2011
Daniel M. Cain

Kenneth A. Drucker*	Trustee	May 2, 2011
Kenneth A. Drucker

John T. Hailer*	Trustee	May 2, 2011
John T. Hailer

Wendell J. Knox*	Trustee	May 2, 2011
Wendell J. Knox

Sandra O. Moose*	Trustee, Chairperson of the Board	May 2, 2011
Sandra O. Moose

Erik R. Sirri*	Trustee	May 2, 2011
Erik R. Sirri

Peter J. Smail*	Trustee	May 2, 2011
Peter J. Smail

Cynthia L. Walker*	Trustee	May 2, 2011
Cynthia L. Walker

*By:	By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen
Attorney-In-Fact**/***/****/*****/******
May 2, 2011

**Powers of Attorney for Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, John T. Hailer and Sandra O. Moose are incorporated by reference to exhibit (q)(i) to PEA No. 8 to the Registration Statement filed on March 1, 2005.

***Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(1)(ii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

****Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(1)(iv) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

*****Powers of Attorney for Wendell J. Knox, Erik R. Sirri and Peter J. Smail are incorporated by reference to exhibit (q)(1)(v) and (q)(1)(vi), respectively, to PEA No. 14 to the Registration Statement filed on March 1, 2010.

******Power of Attorney for Charles D. Baker is filed herewith.

Natixis Funds Trust IV

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

(e)(2)	Form of Dealer Agreement used by Natixis Distributors

(h)(2)(xiv)	Thirteenth Amendment dated July 1, 2010 to Administrative Services Agreement

(h)(2)(xv)	Fourteenth Amendment dated September 21, 2010 to Administrative Services Agreement

(h)(2)(xvi)	Fifteenth Amendment dated December 14, 2010 to Administrative Services Agreement

(h)(3)	Fee Waiver/Expense Reimbursement Undertakings dated April 30, 2011

(h)(4)(iv)	Third Amendment dated January 1, 2011 to Securities Lending Authorization Agreement dated September 1, 2005

(j)	Consent of Independent Registered Public Accounting Firm

(n)(1)	Amended and Restated Plan pursuant to Rule 18f-3(d) effective March 11, 2011

(q)(7)	Power of Attorney for Charles D. Baker dated December 20, 2010 effective January 1, 2011

(q)(8)	Power of Attorney for David L. Giunta dated January 3, 2011 effective January 1, 2011